                                            REGISTRATION NOS. 333-80547/811-4001

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.
                                                                             [ ]

                         POST-EFFECTIVE AMENDMENT NO. 3                      [X]
                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 44                             [X]

                            ------------------------

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                           (EXACT NAME OF REGISTRANT)

                      METROPOLITAN LIFE INSURANCE COMPANY
                           (EXACT NAME OF DEPOSITOR)

                   1 MADISON AVENUE, NEW YORK, NEW YORK 10010
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (212) 578-5364
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                            ------------------------

                              GARY A. BELLER, ESQ.
              SENIOR EXECUTIVE VICE-PRESIDENT AND GENERAL COUNSEL
                      METROPOLITAN LIFE INSURANCE COMPANY
                                1 MADISON AVENUE
                            NEW YORK, NEW YORK 10010
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                   Copies to:
                             DIANE E. AMBLER, ESQ.
                          KIRKPATRICK & LOCKHART, LLP
                        1800 MASSACHUSETTS AVENUE, N.W.
                             WASHINGTON, D.C. 20036

                            ------------------------

IT IS PROPOSED THAT THE FILING WILL BECOME EFFECTIVE:

     [ ] immediately upon filing pursuant to paragraph (b) of Rule 485


     [X] on May 1, 2002 pursuant to paragraph (b) of Rule 485


     [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485

     [ ] on the seventy-fifth day after filing pursuant to paragraph (a)(2) of Rule 485

     [ ] on (date) pursuant to paragraph (a)(2) of Rule 485


     PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES. REGISTRANT'S RULE 24f-2 NOTICE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS FILED WITH THE COMMISSION ON OR ABOUT MARCH 29, 2002.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                                    FORM N-4
                                     UNDER
       THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940

                             CROSS REFERENCE SHEET
                           (PURSUANT TO RULE 481(A))

FORM N-4
ITEM NO.                                                              PROSPECTUS HEADING
--------                                                              ------------------
      1.
          Cover Page................................    Cover Page
      2.
          Definitions...............................    Important Terms You Should Know
      3.
          Synopsis..................................    Table of Expenses
      4.
          Condensed Financial Information...........    General Information--Advertising Performance;
                                                          General Information--Financial Statements
      5.
          General Description of Registrant,
            Depositor, and Portfolio Companies......    MetLife; Metropolitan Life Separate Account E;
                                                          Investment Choices; General
                                                          Information--Voting Rights
      6.
          Deductions and Expenses...................    Table of Expenses; Contract Fee; Assignment
                                                        Fee; Premium and Other Taxes; Charges; General
                                                          Information--Who Sells the Income Annuity;
                                                          Appendix; Premium Tax Table
      7.
          General Description of Variable Annuity...    The Income Annuity--Purchasing an Income
                                                          Annuity; Income Annuity--Allocation; General
                                                          Information--Administration/Changes to the
                                                          Income Annuity
      8.
          Annuity Period............................    Important Terms You Should Know; Income
                                                          Annuity--Income Payment Types/The Value of
                                                          Your Income Payments
      9.
          Death Benefit.............................    Not Applicable
     10.
          Purchases Values..........................    MetLife; Metropolitan Life Separate Account E;
                                                          Income Annuity/Allocation of Purchase
                                                          Payment/ The Value of Your Income Payments;
                                                          General Information--Administration
     11.
          Redemptions...............................    General Information
     12.
          Taxes.....................................    Federal Tax Treatment
     13.
          Legal Proceedings.........................    Not Applicable
     14.
          Table of Contents of the Statement of
            Additional Information..................    Table of Contents of the Statement of
                                                        Additional Information
     15.
          Cover Page................................    Cover Page
     16.
          Table of Contents.........................    Table of Contents
     17.
          General Information and History...........    Not Applicable
     18.
          Services..................................    Independent Auditors; Services; Distribution of
                                                          Certificates and Interests in the Income
                                                          Annuity
     19.
          Purchase of Securities Being Offered......    Not Applicable

FORM N-4
ITEM NO.                                                              PROSPECTUS HEADING
--------                                                              ------------------
     20.
          Underwriters..............................    Distribution of Certificates and Interests in
                                                        the Income Annuity
     21.
          Calculation of Performance Data...........    Performance Data
     22.
          Annuity Payments..........................    Variable Income Payments
     23.
          Financial Statements......................    Financial Statements of the Separate Account;
                                                          Financial Statements of MetLife

                                                               MAY 1, 2002


METLIFE SETTLEMENT PLUS(SM), A VARIABLE INCOME ANNUITY
ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes an income annuity contract (the "Income Annuity") which may be used to fund the financial obligations for periodic payments under a structured settlement.

--------------------------------------------------------------------------------


Money is allocated among the Income Annuity's available investment choices. The choices may include the Fixed Income Option (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which divisions, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"):



  LEHMAN BROTHERS(R) AGGREGATE BOND INDEX       STATE STREET RESEARCH INVESTMENT TRUST
  STATE STREET RESEARCH DIVERSIFIED             HARRIS OAKMARK LARGE CAP VALUE
  METLIFE STOCK INDEX                           T. ROWE PRICE LARGE CAP GROWTH




HOW TO LEARN MORE:

Before agreeing to a structured settlement pursuant to which settlement money may be invested in an Income Annuity, read this Prospectus. The Prospectus contains information about the Income Annuity and Metropolitan Life Separate Account E which you should know before making your decision. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2002. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 24 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:

Metropolitan Life Insurance Company


Attn: MetLife Settlement Plus

Structured Settlement Group

2300 Lakeview Parkway


Suite 600


Alpharetta, GA 30004


Phone: (800) 638-0051              [SNOOPY WITH BRIEFCASE GRAPHIC]

The Securities and Exchange Commission has a website (http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Prospectus is not valid unless attached to a Metropolitan Fund Prospectus which is attached to the back of this Prospectus. You should also read the Metropolitan Fund Prospectus carefully before agreeing to a structured settlement pursuant to which an Income Annuity may be purchased.


                                 [METLIFE LOGO]

INCOME ANNUITY


This Income Annuity provides a stream of payments. Your income payments will vary to reflect the performance of the portfolios underlying the selected investment divisions. In addition, the amount of your income payment is also based on the amount of the purchase payment, the income payment type and personal factors such as your age.

A WORD ABOUT
INVESTMENT RISK:


An investment in any variable annuity involves investment risk. As a result, the value of your income payments will fluctuate and may decrease. Money invested is
NOT:


     --  a bank deposit or obligation;




     --  federally insured or guaranteed; or





     --  endorsed by any bank or other financial institution.

      TABLE OF CONTENTS


IMPORTANT TERMS YOU SHOULD KNOW.............. ..............    4

TABLE OF EXPENSES..................... .....................    6

METLIFE.......................... ..........................    8

METROPOLITAN LIFE SEPARATE ACCOUNT E........... ............    8

SETTLING YOUR CLAIM.................... ....................    8

THE INCOME ANNUITY.................... .....................    9
   Investment Choices.......................................   10
   Income Payment Types.....................................   11
   Allocation of Purchase Payment...........................   12
   The Value of Your Income Payments........................   12
      Initial Variable Income Payment.......................   12
      Annuity Units.........................................   12
      AIR as a Benchmark for Income Payments................   13
      Calculating Annuity Unit Values.......................   14
   Contract Fee.............................................   15
   Assignment Fee...........................................   15
   Premium and Other Taxes..................................   15
   Charges..................................................   16
      Separate Account Charge...............................   16
      Investment-Related Charge.............................   16

GENERAL INFORMATION.................... ....................   16
   Administration...........................................   16
      Purchase Payments.....................................   16
      Receiving Income Payments and Information.............   17
   Advertising Performance..................................   17
   Changes to the Income Annuity............................   18
   Voting Rights............................................   19
   Who Sells the Income Annuity.............................   20
   Purchases in Certain States..............................   20
   Financial Statements.....................................   20

FEDERAL TAX TREATMENT................... ...................   20
   Tax Treatment of Income Payments Received in Settlement
      of Personal Physical Injury Claims....................   21
   A Defendant May Assign Its Obligation to Make Income
      Payments to You.......................................   21
   Using the Income Annuity to Fund Qualified Assignments...   22
   Owners Other than MIAC...................................   23
TABLE OF CONTENTS FOR THE STATEMENT FOR ADDITIONAL
  INFORMATION....................... .......................   24

APPENDIX FOR PREMIUM TAX TABLE............... ..............   25


MetLife does not intend to offer the Income Annuity anywhere it may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Income Annuity other than the information in this Prospectus, the attached prospectus, supplements to the prospectuses or any supplemental sales material we authorize.

[CHARLIE BROWN ON STEP LADDER GRAPHIC]

IMPORTANT TERMS YOU SHOULD KNOW
ANNUITY UNITS
An annuity unit is the unit of measurement used to determine the amount of each variable income payment. The initial variable income payment is converted into annuity units for a specific investment division by dividing the initial variable income payment by the annuity unit value for that investment division on the day we receive all documents in good order. The resulting number of annuity units under the Income Annuity remains constant for the life of the contract.

ANNUITY UNIT VALUE


We determine the value of annuity units at the close of the Exchange for each investment division each day the Exchange is open for regular trading. The Exchange usually closes at 4p.m. but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.

ASSUMED INVESTMENT RETURN (AIR)



Under the Income Annuity, the AIR is an assumed percentage rate of return used to determine the amount of the initial variable income payment. The AIR is also the benchmark that is used to measure the investment performance of a given investment division to determine the amount of all subsequent income payments to you.


CLAIM

A claim is your request to be compensated or provided with other relief for a loss because of a personal physical injury or physical sickness. Your claim may be resolved in a number of ways including, for example, voluntary agreement of the parties, as in a pre-trial settlement, operation of law, a court ordered judgment, or an administrative ruling. For convenience, we use this term regardless of whether or not a legal proceeding has been instituted.

CONTRACT

A contract is the legal agreement between the owner and MetLife. Although you are not the owner of the contract, usually you will receive a copy of the contract and the income payments under the contract. The contract contains the relevant provisions of the Income Annuity. MetLife issues the contract for the Income Annuity described in this Prospectus. In some cases, you may receive a certificate rather than a contract which contains the relevant provisions of the Income Annuity. Throughout this Prospectus we refer to either a contract or a certificate as a contract.

DEFENDANT

The defendant is the person or entity you allege is responsible for your claim. The defendant's liability insurance company may make payments to you and/or may assume the responsibility to respond to your claim or may also be a party to your claim. For convenience, when we refer to the defendant, we also mean

[SNOOPY WITH POINTER GRAPHIC]
the defendant's liability insurance company. We use the term "defendant" even if no lawsuit has begun.
INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When money is allocated to an investment division, the investment division purchases shares of a portfolio (with the same name) within the Metropolitan Fund.

METLIFE


MetLife is Metropolitan Life Insurance Company which is the company that issues the Income Annuity. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE


The MetLife Designated Office will handle the processing of all requests concerning the Income Annuity. MetLife will notify you and provide you with the address of the MetLife Designated Office.

METROPOLITAN INSURANCE AND ANNUITY COMPANY (MIAC)

MIAC is a wholly-owned subsidiary of MetLife. Typically, the liability for making the payments to an injured party under a settlement of your claim is assigned by the defendant to MIAC under a qualified assignment. MIAC assumes the obligation to make income payments to you and may purchase the Income Annuity to fund its obligation. MIAC owns the Income Annuity. However, another subsidiary of MetLife may act as the assignee. For convenience, we use MIAC throughout this Prospectus when discussing assignments to MIAC or any other MetLife affiliate.

OWNER

The owner of the Income Annuity is the entity which purchases the Income Annuity to provide for payments due to you under a settlement of your claim. The owner exercises all rights of ownership. You are not the owner.

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Income Annuity are pooled in the Separate Account and maintained for the benefit of investors in the Income Annuity and other MetLife products.

YOU (YOUR)

In this Prospectus, "you" means the injured party(ies) for whom the Income Annuity is purchased to provide the payments due under a settlement of a claim.

VARIABLE ANNUITY

A variable annuity is an annuity in which income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying portfolios. You assume the investment risk in a variable annuity. Your income payment will fluctuate based on the performance of the investment divisions listed in the contract.

 TABLE OF EXPENSES -- INCOME ANNUITY

    The following table shows the Separate Account and Metropolitan Fund charges and expenses applied to the Income Annuity. The numbers in the table for the Separate Account and the numbers for the Metropolitan Fund are based on past experience. The numbers in this table are subject to change. It is not intended to show the actual total combined expenses of the Separate Account and the Metropolitan Fund which may be higher or lower. The table does not show premium and other taxes which may apply.


--------------------------------------------------------------------------------




ONE TIME CONTRACT OWNER TRANSACTION EXPENSE
      Contract Fee (1)......................................              $350
SEPARATE ACCOUNT AND METROPOLITAN FUND ANNUAL EXPENSES
Separate Account Annual Expenses (as a percentage of average account value for the fiscal year ending December 31,
  2001) (2)                                                              1.25%
Metropolitan Fund Annual Expenses (as a percentage of
  average net assets for the fiscal year ending December 31,
  2001)


                                                                       B                C
                                                      A          OTHER EXPENSES   TOTAL EXPENSES
                                                  MANAGEMENT         BEFORE           BEFORE
                                                     FEES        REIMBURSEMENT    REIMBURSEMENT
------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index
  Portfolio...................................       .25              .13              .38
State Street Research Diversified
  Portfolio (3)(4)............................       .43              .06              .49
MetLife Stock Index Portfolio.................       .25              .06              .31
State Street Research Investment Trust
  Portfolio (3)(4)............................       .48              .05              .53
Harris Oakmark Large Cap Value
  Portfolio (3)(4)............................       .75              .11              .86
T. Rowe Price Large Cap Growth
  Portfolio (3)(4)............................       .63              .13              .76

                                                                    C-D=E
                                                               TOTAL EXPENSES
                                                      D             AFTER
                                                REIMBURSEMENT   REIMBURSEMENT
----------------------------------------------  ------------------------------
Lehman Brothers(R) Aggregate Bond Index
  Portfolio...................................       .00             .38
State Street Research Diversified
  Portfolio (3)(4)............................       .00             .49
MetLife Stock Index Portfolio.................       .00             .31
State Street Research Investment Trust
  Portfolio (3)(4)............................       .00             .53
Harris Oakmark Large Cap Value
  Portfolio (3)(4)............................       .00             .86
T. Rowe Price Large Cap Growth
  Portfolio (3)(4)............................       .00             .76



Following are the expenses on a $1,000 investment in each investment division listed below, assuming a 5% annual return on assets (5):



                                                                   1             3             5            10
                                                                  YEAR         YEARS         YEARS         YEARS
----------------------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index Division............      $17           $52          $ 89          $194
State Street Research Diversified Division..................       18            55            95           207
MetLife Stock Index Division................................       16            50            86           187
State Street Research Investment Trust Division.............       18            56            97           211
Harris Oakmark Large Cap Value Division.....................       22            67           114           246
T. Rowe Price Large Cap Growth Division.....................       21            64           109           236


(1) IN ADDITION, A ONE TIME ASSIGNMENT FEE OF $750 IS ASSESSED WHEN THE DEFENDANT ASSIGNS ITS LIABILITY TO MAKE PAYMENTS TO YOU UNDER THE STRUCTURED SETTLEMENT TO ONE OF OUR AFFILIATES, LIKE MIAC. THE DEFENDANT PAYS THIS FEE.

(2) PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES WILL NOT EXCEED 1.25% OF THE AVERAGE VALUE OF
    AMOUNTS IN THE INVESTMENT DIVISIONS.


(3) EACH PORTFOLIO'S MANAGEMENT FEE DECREASES WHEN ITS ASSETS GROW TO CERTAIN DOLLAR AMOUNTS. THE "BREAK POINT" DOLLAR AMOUNTS AT WHICH THE MANAGEMENT FEE DECLINES ARE MORE FULLY EXPLAINED IN THE
    PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR THE
    METROPOLITAN FUND.


(4) CERTAIN METROPOLITAN FUND SUB-INVESTMENT MANAGERS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES. IN ADDITION, THE FUND HAS ENTERED INTO ARRANGEMENTS WITH ITS CUSTODIAN WHEREBY CREDITS REALIZED AS A RESULT OF THIS PRACTICE WERE USED TO REDUCE A PORTION OF EACH PARTICIPATING PORTFOLIO'S EXPENSES. THE EXPENSE INFORMATION FOR THE METROPOLITAN FUND PORTFOLIOS DOES NOT EFFECT THESE REDUCTIONS OR CREDITS.


(5) THE EXAMPLE ASSUMES THAT NO INCOME PAYMENTS WERE MADE DURING THE PERIOD. IN ADDITION, THE EXAMPLE ASSUMES NO REIMBURSEMENT OF EXPENSES WAS IN EFFECT. AS A RESULT, THE NUMBERS REFLECT THE HIGHEST AMOUNT YOU WOULD PAY ON A $1,000 INVESTMENT IN EACH INVESTMENT DIVISION.

ANNUITY UNIT VALUES

    This table shows the change in the Annuity Unit Values for each investment division. The information has been derived from the Separate Account's full financial statements or other reports (such as the annual report) and reflects the application of a 5% AIR.


-------------------------------------------------------------------------------------------
                                                  BEGINNING OF YEAR         END OF YEAR
                                           YEAR ANNUITY UNIT VALUE (a)   ANNUITY UNIT VALUE
-------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index
  Division................................ 2001         $10.18                 $10.11
                                           2000           9.71                  10.18
                                           1999           9.85                   9.71
State Street Research Diversified
  Division................................ 2001           9.45                   8.32
                                           2000           9.94                   9.45
                                           1999           9.48                   9.94
MetLife Stock Index Division.............. 2001           8.67                   7.16
                                           2000          10.18                   8.67
                                           1999           9.46                  10.18
State Street Research Investment Trust
  Division................................ 2001           8.94                   6.97
                                           2000          10.12                   8.94
                                           1999           9.20                  10.12
Harris Oakmark Large Cap Value Division... 2001           8.38                   9.33
                                           2000           7.92                   8.38
                                           1999           8.05                   7.92
T. Rowe Price Large Cap Growth Division... 2001           9.99                   8.47
                                           2000          10.68                   9.99
                                           1999           9.47                  10.68


(a) The inception date for the Income Annuity was November 1, 1999.

                                         [LUCY WITH STOCK TICKER GRAPHIC]

METLIFE

Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. MetLife was formed under the laws of New York State in 1868. Headquartered in New York City, we are a leading provider of insurance and financial services to a broad spectrum of individual and group customers. MetLife, Inc., through its subsidiaries and affiliates, provides individual insurance and investment products to approximately 9 million households in the United States and investment products to corporations and other institutions with 33 million employees and members. It also has international insurance operations in 13 countries.


METROPOLITAN LIFE
SEPARATE ACCOUNT E
We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie some of the variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Income Annuity even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.

SETTLING YOUR CLAIM
If you have brought a claim for personal physical injury or physical sickness (sometimes you are called the claimant or plaintiff), your claim may be resolved to include a schedule of future payments to be made to you. Because the frequency of the income payments, the period of time over which the payments are made and the amount of each payment may be "structured" by you and the defendant to meet your financial and medical needs, it is called a "Structured Settlement."

This Structured Settlement is then generally reflected in a contract between you and the defendant based on your mutual agreement (a settlement agreement) or in an order issued by a court or administrative tribunal (judgment).

[SNOOPY AND CROWD OF WOODSTOCKS GRAPHIC]

[SNOOPY AT CONFERENCE GRAPHIC]
 8

Customarily, as part of the Structured Settlement, the defendant will be released from any further liability related to the claim provided that you receive future income payments at the specified times. Often the defendant, with your consent, will assign the liability to make your scheduled income payments to another person or company (an assignee) through a "qualified assignment." Under the qualified assignment, the assignee (also the purchaser) assumes the obligation to pay you according to the schedule of payments contained in the qualified assignment.

When the liability is assigned to another person or company, the assignee may purchase the Income Annuity to use as the funding vehicle for making the income payments to you. The Income Annuity provides a stream of periodic income payments. MIAC (or other assignee) is the owner of the Income Annuity. As the owner, MIAC has the right to designate the payee of each income payment we make under the Income Annuity. Usually, you and/or your beneficiary are designated as the payees to receive income payments.

You are the annuitant. An annuitant is the person whose life is the measure for determining the timing and sometimes the dollar amount of payments under an annuity. If the Income Annuity that is purchased so provides, upon your death, your beneficiaries may receive continuing payments.

THE INCOME ANNUITY
This Income Annuity can be designed to provide you with a streamof payments that is customized to meet your anticipated income needs. This includes payments for your lifetime or over a specified period. It is a "variable" annuity because the value of your income payment varies based on the investment performance of the investment divisions identified in the Structured Settlement. In short, the value of your income payments under the Income Annuity may go up or down. Since the investment performance is not guaranteed, the money is at risk. The degree of risk will depend on the investment divisions selected. The annuity unit value for each investment division rises or falls relative to the AIR based on the investment performance (or "experience") of the Portfolio with the same name.

The Income Annuity is purchased with one purchase payment. The amount of the income payments you receive will depend on such things as personal factors such as your age, the income payment type selected and the amount of the purchase payment under the Structured Settlement intended to be allocated to the investment divisions of the Income Annuity. The frequency you receive income payments will be in accordance with the schedule of payments stipulated in the Structured Settlement.

Certain versions of the Income Annuity have a fixed payment option called the Fixed Income Option. Under the Fixed Income Option, we

[SNOOPY ON A SEESAW WITH WOODSTOCK GRAPHIC]

The investment divisions generally offer the opportunity for greater returns over the long term than the Fixed Income Option. On the other hand, since your income payments are subject to risks associated with investing in stocks and bonds, income payments based upon amounts allocated to the investment divisions will fluctuate and may go down as well as up.

guarantee the amount of your fixed income payments. The Fixed Income Option is not described in this Prospectus although we occasionally refer to it.

INVESTMENT CHOICES
The Metropolitan Fund and each Portfolio are more fully described in the Metropolitan Fund's prospectus and its SAI. The SAI is available upon your request. The Metropolitan Fund's prospectus is attached at the end of this Prospectus. You should read the Metropolitan Fund prospectus carefully before agreeing to a Structured Settlement pursuant to which it is contemplated that the Income Annuity will be purchased to fund the obligation to make periodic payments to you. The class of shares available to the Income Annuity does not impose any 12b-1 Plan fees.

                                                   [SNOOPY READING MENU GRAPHIC]
The investment choices are:

LEHMAN BROTHERS(R) AGGREGATE BOND INDEX PORTFOLIO
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

METLIFE STOCK INDEX PORTFOLIO


STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO



The investment choices are listed in the approximate risk relationship among the available Portfolios from the most conservative to most aggressive, with those within the same investment style (MetLife Stock Index Portfolios and State Street Research Investment Trust) listed in alphabetical order. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The list is intended to be a guide. Please consult the Fund prospectus for more information regarding the Portfolios investment objectives and investment practices of each Portfolio. Since your variable income payments are subject to risks associated with investing in stocks and bonds, your income payments based on amounts allocated to the investment divisions may go down as well as up.



The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed under the Income Annuity. There are no transaction expenses (i.e., front-end sales or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public.



The degree of investment risk assumed will depend on the investment divisions chosen.

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

The Metropolitan Fund is a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the Metropolitan Fund. Each Portfolio is "diversified" under the 1940 Act.


The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the Metropolitan Fund prospectus and SAI.



In addition, the Metropolitan Fund prospectus discusses other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund. The risks of these arrangements are also discussed.


INCOME PAYMENT TYPES
Currently, we provide a wide variety of income payment types. Basedon the terms of the Structured Settlement, several of these options may be combined within the provisions of the Income Annuity.

Your income payment amount will depend in large part on the type of income payment type chosen. For example, if a "Lifetime Income Annuity for Two" is selected, your income payments will typically be lower than if a "Lifetime Income Annuity" is selected. The terms of the Structured Settlement will also determine when your income payments will start and the frequency with which you will receive income payments. For income payment types providing for a guaranteed period, we may provide for payment of a commuted value upon your death if the Structured Settlement so provides.

The following income payment types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as you are living. Upon your death, payments stop.

LIFETIME INCOME ANNUITY WITH A GUARANTEED PERIOD: A variable income that continues as long as you are living but is guaranteed to be paid for a number of years. If you die before all of the guaranteed payments have been made, payments are made to your beneficiary until the end of the guaranteed period. No payments are made once the guarantee period has expired and you are no longer living.

LIFETIME WITH NON-GUARANTEED PERIOD ANNUITY: A variable income payable during your life or a number of years. Payments stop at your death or at the end of the time period, whichever happens first.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as you and another person are alive. After one of you dies, payments continue to be made as long as the other person is living. In that event, payments may be the same as those made while both of you were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both of you are no longer living.

While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these are not those mutual funds. The
Portfolios most likely will not have the same performance experience as any publicly available mutual fund.
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LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEED PERIOD: A variable income that continues as long as you and another person are alive, but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both of you die before all of the guaranteed payments have been made, payments are made to your beneficiary until the end of the guaranteed period. If one of you dies after the guarantee period has expired, payments continue to be made as long as the other person is living. In that event, payments may be the same as those made while both of you were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both of you are no longer living.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 1 to 40 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If you die before the end of the guarantee period, payments are made to your beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.

ALLOCATION OF PURCHASE PAYMENT
Money is allocated among the Fixed Income Option and theinvestment divisions according to the terms of the Structured Settlement and, where applicable, the qualified assignment agreement. We may require that a certain percentage of the purchase payment be allocated to the Fixed Income Option. Under certain versions of the Income Annuity, certain investment divisions or the Fixed Income Option may not be available. Once an allocation is chosen it may not be changed.

TRANSFERS: You are not permitted to make transfers between the investment divisions or between the Fixed Income Option and the investment divisions.

THE VALUE OF YOUR INCOME PAYMENTS

INITIAL VARIABLE INCOME PAYMENT
The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. IT IS NOT THE AMOUNT OF YOUR ACTUAL FIRST VARIABLE INCOME PAYMENT UNLESS YOUR FIRST INCOME PAYMENT HAPPENS TO BE WITHIN 10 DAYS AFTER WE ISSUE THE INCOME ANNUITY.

ANNUITY UNITS
Annuity units are credited for that portion of the purchase paymentallocated to an investment division on the day we receive all documents in good order. Before we determine the number of annuity units credited under the Income Annuity, we reduce the purchase

Factors to consider when agreeing to the terms for your income payments in the Structured Settlement are:

    - The amount of income you need;

    - The amount you expect to receive from other sources;


    - The growth potential of other investments; and

    - How long you would like your income to last.

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payment by the contract fee and premium taxes, if applicable. We then compute an initial variable income payment amount using the Assumed Investment Return ("AIR"), the income payment type and the age and sex of the annuitant which is the measuring life (or lives if income payments are to be paid over the lives of more than one person). We then divide the initial variable income payment amount by the Annuity Unit Value. The result is the number of annuity units credited for that investment division. The number of annuity units remains the same for the life of the Income Annuity.

EXAMPLE: DETERMINING THE NUMBER OF ANNUITY UNITSASSUME THE FOLLOWING:

- We calculate an initial variable income payment (e.g., $1,000) based on the AIR, income payment type, your age and sex, the amount of the purchase payment and the first income payment date as specified in the Structured Settlement;

- The Structured Settlement provides that this $1,000 is allocated in equal amounts to two investment divisions (e.g., $500 to each); and

- On the day we receive all documents in good order and issue the Contract, the annuity unit values for the investment divisions are $9.9926 and $12.4362.

We credit the Income Annuity with annuity units as follows:
    $500 / 9.9926 = 50.0370 ANNUITY UNITS
    $500 / 12.4362 = 40.2052 ANNUITY UNITS

Then, when we calculate your variable income payment, we multiply the number of annuity units by the current annuity unit value. See the example under "Calculating Annuity Unit Values."

AIR AS A BENCHMARK FOR INCOME PAYMENTS
Your income payments are determined by using the AIR to benchmark the investment experience of the chosen investment divisions. Your payments will increase in proportion to the amount the actual investment experience of the chosen investment divisions exceeds the AIR and Separate Account charges (the net investment return). Likewise, your income payments will decrease to the extent the actual investment experience of the chosen investment divisions is less than the AIR and Separate Account charges.

The amount of each variable income payment is determined ten days prior to your income payment date or on the contract's issue date, if later than the income payment date.

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THE EFFECT OF THE AIR ON VARIABLE INCOME PAYMENTS

If the net investment                 Your variable income payment
  experience:                         will:
  Exceeds the AIR                       Increase
  Equals the AIR                        Stay the Same
  Is less than the AIR                  Decrease

EXAMPLE FOR A 5% AIR

Assume that the initial variable income payment for an investment division is $1,000. And, one year later when we calculate your actual first income payment the investment experience for the investment division (minus charges) is up 10% (exceeds the AIR). Your variable income payment attributed to that investment division is $1,047.62. The percentage change between the initial variable income payment and your actual income payment is a 4.7% INCREASE.

However, assume instead that the investment experience (minus charges) is down 10% (does not exceed the AIR). Your variable income payment is $857.14. Note that the percentage change between the initial variable income payment and your actual income payment is a 14.3% DECREASE.

CALCULATING ANNUITY UNIT VALUES


We separately determine the annuity unit value for each investment division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations, but we will give the owner 30 days' notice.


This is how we calculate the annuity unit value for each investment division:

- First, we determine the change in investment experience (including any investment-related charge) for the underlying portfolio from the previous trading day to the current trading day;

- Next, we subtract the daily equivalent of the Separate Account charge for each day since the last day the annuity unit value was calculated. The resulting number is the net investment return;

- Then, we multiply by an adjustment based on the AIR for each day since the last Annuity Unit Value was calculated; and

-  Finally, we multiply the previous annuity unit value by this result.

The AIR is stated in the contract and may range from 1% to 6%. The current contract AIR is 5%. A contract could also reflect a different AIR negotiated by the parties to the Structured Settlement.

Here is how the AIR effects variable income payments: a higher AIR will result in a higher initial variable income payment. A lower AIR will result in a lower initial variable income payment. With a lower AIR, subsequent variable income payments will increase more rapidly or decline more slowly than with a higher AIR as changes occur in the actual investment experience of the investment divisions.
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

EXAMPLE: CALCULATING THE ANNUITY UNIT VALUE

    Assume the following:

-  Yesterday's annuity unit value was $10.20;

- The number we calculate for today's change in investment experience (minus the investment-related charge) is 1.02 (up 2%);

-  The daily equivalent of the Separate Account charge is .000034035; and,

-  The daily equivalent of the adjustment for a 5% AIR is .99986634.

The new annuity unit value is:
         (1.02 - .000034035) X .99986634 X $10.20 = $10.40

However, now assume that today's change in investment experience (minus the investment-related charge) is .98 (down 2%) instead of 1.02.

The new annuity unit value is:
         (.98 - .000034035) X .99986634 X $10.20 = $9.99

CONTRACT FEE
A one time $350 contract fee is taken from the purchase payment when an Income Annuity is purchased prior to allocating the remainder of the purchase payment to the investment divisions. This charge covers our administrative costs including preparation of the Income Annuity, review of applications and recordkeeping.

ASSIGNMENT FEE
If the Income Annuity is purchased by MIAC, there is a one time assignment fee of $750. You do not pay the fee. The defendant pays the fee only if the obligation to pay you is assigned to MIAC. This charge covers MIAC's administrative and recordkeeping costs associated with assuming the liability for making payments to you and for being the owner of the Income Annuity.

PREMIUM AND OTHER TAXES
Some jurisdictions tax purchase payments for the Income Annuity. We deduct money from the purchase payment to pay "premium" taxes (also known as "annuity" taxes).

A chart in the Appendix shows the jurisdictions where premium taxes are currently charged and the percentage amount which must be added to the purchase payment to pay for the premium taxes. If an assignment is made and MIAC is the owner, a premium tax is not applicable.

We reserve the right to reduce income payments to you and/or your beneficiary or surviving annuitant (when requested by the owner of the Income Annuity) to pay generation skipping transfer taxes or similar taxes chargeable to the Income Annuity or chargeable to income payments made under the Income Annuity.

[MARCIE WITH ADDING MACHINE GRAPHIC]

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CHARGES
There are two types of charges paid if any of the purchase payment is allocated to the investment divisions:

-  Separate Account charge; and

-  Investment-related charge.

SEPARATE ACCOUNT CHARGE

There is a Separate Account charge. This charge is no more than 1.25% annually of the average value of amounts in the Separate Account. This charge includes insurance-related charges for the risk that you may live longer than we estimated. Then, we would be obligated to pay you more in payments than we anticipated. The charge also includes the risk that our expenses in administering the Income Annuity will be greater than we estimated. The Separate Account charge also pays us for our miscellaneous administrative costs. These costs which we incur include financial, actuarial, accounting and legal expenses.

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses. The class of shares available to the Income Annuity does not have 12b-1 Plan fees, which pay for distribution expenses. The percentage paid for the investment-related charge depends on the selected investment divisions. Amounts for each investment division for the previous year are listed in the Table of Expenses.
GENERAL INFORMATION

ADMINISTRATION
All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

The purchase payment is sent by check or wire made payable to "MetLife" to the MetLife Designated Office. We will provide all necessary forms. We must have all documents in good order to credit the purchase payment.


Purchase payments are effective and valued as of the close of the Exchange, on the day we receive them in good order at the MetLife Designated Office, except when they are received:

-  On a day when the annuity unit value is not calculated, or


-  After the close of the Exchange.


In those cases, the purchase payments will be effective the next day the annuity unit value, as applicable, is calculated.

The charges paid will not reduce the number of annuity units credited under the Income Annuity. Instead, we deduct the charges when calculating the annuity unit value.

[WOODSTOCK WRITING A CHECK GRAPHIC]
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


We reserve the right to credit the initial purchase payment under the Income Annuity within two days after its receipt at the MetLife Designated Office of documentation that an Income Annuity is to be purchased. However, if the forms are filled out incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify the purchaser and give the reasons for the delay. At that time, the purchaser will be asked whether or not they agree to let us keep the money until the problem is resolved. If the purchaser does not agree or we cannot reach the purchaser by the fifth business day, the money will be returned.



Alternatively, we may agree with the purchaser that the purchase payment will be used to purchase an insurance contract until such time as the documents are received in good order. The insurance contract will credit a fixed interest rate which will be adjusted quarterly.


RECEIVING INCOME PAYMENTS AND INFORMATION

Based on the provisions of the Structured Settlement, the Income Annuity may provide you with income payments that begin immediately after the issue date of the Income Annuity and/or income payments that begin at some future date (i.e., delayed income payments). Each income payment stream, whether immediate or delayed, will be paid from each of the investment divisions and/or Fixed Income Option based on the allocation for that income payment described in the Structured Settlement. Lump sum income payments are paid only from the Fixed Income Option.

You may elect to have your payments sent to your residence or have us deposit payments directly into your bank account. If you elect to have your payment direct deposited, you will receive in the mail a stub statement for the payment. Your stub statement will indicate information, such as the amount of your payment, the number of units for each investment division and the corresponding annuity unit value. Unless you inform us of any errors within 60 days of receipt, we will consider this information to be accurate and complete. Periodically, you may receive additional information from us about the Income Annuity.

ADVERTISING PERFORMANCE
We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your statements, the Internet, annual reports and semiannual reports.

We may demonstrate performance in terms of "yield," "change in annuity unit value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

[CHARLIE BROWN WITH LETTER GRAPHIC]

[SNOOPY AS TOWN CRIER GRAPHIC]

All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.

CHANGE IN ANNUITY UNIT VALUE is calculated by determining the percentage change in the value of an annuity unit for a certain period. These numbers may also be annualized.

ANNUALIZED CHANGE IN ANNUITY VALUE (I.E., AVERAGE ANNUAL TOTAL RETURN) calculations reflect the Separate Account charge and the 5% AIR. These figures also assume a steady annual rate of return.

We may demonstrate hypothetical values of income payments (e.g., beginning with an initial income payment of $1,000) over a specified period based on historical net asset values of the Portfolios. These presentations reflect the benchmark AIR, deduction of the Separate Account charge and the investment-related charge.

We may assume that the Income Annuity was in existence prior to its inception date. If so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity. We use the actual annuity unit data after the inception date.


We may state performance for the investment divisions which reflect deduction of the Separate Account charge and investment related charge only, when accompanied by the annualized change in annuity unit value.


Historical performance information should not be relied on as a guarantee of future performance results.

CHANGES TO THE INCOME ANNUITY
We have the right to make certain changes to the Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Income Annuity. If the law requires, we will also get the owner's approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include the right to:

-  Operate the Separate Account in any form permitted by law.

- Take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws).

- Transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

- Substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund or the shares of another investment company or any other investment permitted by law.

- Change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available portfolio in connection with the Income Annuity.

- Make any necessary technical changes in the Income Annuity in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division for which annuity units have been credited, we will notify the owner of the change. The Structured Settlement may provide for an alternate choice of investment division in which an equivalent number of annuity units will be credited if an investment division to which money has been allocated becomes no longer available or for which there is a change in the underlying Portfolio. Otherwise, you will not have any right to choose an alternate investment division. Where required by law, we will ask the owner's approval before making any technical changes.

VOTING RIGHTS
Based on our current view of applicable law, the owner has voting interests under the Income Annuity concerning Metropolitan Fund proposals that are subject to a shareholder vote. Therefore, the owner is entitled to give us instructions for the number of shares which are deemed attributable to the Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment. In those cases where MIAC is the owner of the Income Annuity, the shares of each underlying Portfolio will be voted in the same proportion as the shares for which voting instructions are received by the Separate Account.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive voting instructions, we will vote the interests under the Income Annuity in the same proportion as represented by the voting instructions we receive from other investors. Shares of the Metropolitan Fund that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of the shares:

-  For which voting instructions are received, and

-  That are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE INCOME ANNUITY

The Income Annuity is sold through registered broker-dealers. The licensed broker-dealers who sell the annuities may be compensated for these sales by commissions that we pay. The commissions we pay range from 0% to 5% of the purchase payment (without regard to any additional amounts earned in an insurance contract prior to the time documentation is received in good order), less the Contract Fee and the Assignment Fee, if any. There is no front-end sales load or back-end sales load deducted from purchase payments to pay sales commissions. The Separate Account does not pay sales commissions. MetLife pays its distribution expenses from its general account which includes any profits generated from its Separate Account operations.


PURCHASES IN CERTAIN STATES
Although we may not cancel the Income Annuity, the owner may cancel the Income Annuity within a certain time period if the Income Annuity is purchased in New York, Massachusetts or North Carolina.

FINANCIAL STATEMENTS
The financial statements and related notes for the Separate Account and MetLife are in the SAI and are available from MetLife upon request. Deloitte & Touche, LLP, who are independent auditors, audit these financial statements.

FEDERAL TAX TREATMENT
The following tax information is only a general discussion of the tax consequences of use of the Income Annuity in connection with the settlement of a claim. The Internal Revenue Code ("Code") is complex and changes regularly. Because of the complexity of the Code, the applicability of the tax laws to the Income Annuity and to the parties to a claim and/or an assignment are subject to varying interpretations, each party should consult his/her own tax advisor about his/her circumstances and how the tax law and any recent developments may affect him/her if the Income Annuity is used in connection with the settlement of a claim.

The Structured Settlement is an arrangement between you, the defendant and/or the defendant's insurer. Neither we nor any of our affiliates assumes responsibility for any legal, tax, or financial consequences of the Structured Settlement to any of the parties to the claim or any assignee. In particular, neither we nor any of our affiliates make any representations, warranties, or guarantees as to the tax consequences of any decision you and other parties make to settle your claim and to have income payments to you funded by an Income Annuity.

Estate tax and generation skipping transfer taxes or similar taxes may apply to the remaining stream of income payments on your death. Consult your tax advisor.

[SNOOPY AND WOODSTOCK SHAKE GRAPHIC]

[LUCY READING TAX CODE GRAPHIC]
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

TAX TREATMENT OF INCOME PAYMENTS RECEIVED IN SETTLEMENT OF PERSONAL PHYSICAL INJURY CLAIMS
Section 104(a)(2) of the Code excludes from gross income any amounts received as damages on account of personal physical injuries or physical sickness. Any portion of a Structured Settlement that provides for punitive damages will not qualify for exclusion under Section 104(a)(2) of the Code. For qualifying portions of a Structured Settlement, the treatment applies whether the amounts are paid as lump sums or as periodic payments.

If the Income Annuity will be used to provide periodic payments to you as a result of your claim, the periodic payments will be excludable from your income only if the Income Annuity is owned by a person other than you. The Income Annuity typically will be owned by MIAC.

We take no responsibility for determining if payments made to you as a result of a claim, whether by use of the Income Annuity or otherwise, are excludable from your income under Section 104(a)(2) of the Code.

A DEFENDANT MAY ASSIGN ITS OBLIGATION TO MAKE INCOME PAYMENTS TO YOU
Pursuant to Section 130 of the Code, the defendant or the defendant's insurer may assign, with your consent, its obligation under the Structured Settlement to make income payments to you. The entity, called the assignee, that assumes the obligation to make income payments to you, typically will be MIAC. The assignment by the defendant to MIAC of its obligation to make income payments to you will be treated as a "qualified assignment" under Section 130(c) of the Code only if the following requirements are met:

- The Structured Settlement provides that you will receive income payments on specified dates to compensate you for your personal injury or sickness (in a case involving physical injury or physical sickness);

- MIAC assumes the liability to make payments to you from a party to the suit or the Structured Settlement;

- The income payments that will be made to you are fixed and determinable as to amount and time of payment;

-  You cannot accelerate, defer, increase, or decrease your income payments;

- The amount MIAC is obligated to pay you under the assignment is no greater than the obligation of the person who assigned the liability to MIAC; and

-  The income payments to you are excludable from your gross income under
   Section 104(a)(1) or (2) of the Code.

If these requirements are satisfied, and the assignment to MIAC is treated as a "qualified assignment," the defendant may deduct the full

[SNOOPY WRITING GRAPHIC]
payment it makes to MIAC in the year in which the payment is made. In addition, if these requirements are satisfied and MIAC purchases one or more "qualified funding assets" to fund its obligation to make income payments to you under the assignment, the purchase payment MIAC receives from the defendant will be excluded from MIAC's gross income to the extent the purchase payment does not exceed the aggregate cost of the qualified funding assets.

USING THE INCOME ANNUITY TO FUND QUALIFIED ASSIGNMENTS
If you and the defendant intend to have the Income Annuity fund a qualified assignment, the amount of the purchase payment that is to be allocated to each investment division, the formula for determining the number of annuity units to be credited to each investment division, and the schedule for making the variable income payments must be specified in the Structured Settlement.

The Internal Revenue Service (IRS) has issued a private letter ruling to MIAC as the assignee of a defendant's obligation to make payments to a party that was physically injured. In the private letter ruling, MIAC proposed to purchase a variable income annuity as a "qualified funding asset." Under the settlement agreement involved in the private ruling, at least 50 percent of the damages to be applied to the purchase of the variable income annuity was to be allocated to a fixed income option. In the private letter ruling, the IRS determined, among other things, that:

- Periodic payments of damages that are calculated pursuant to an objective formula based on the performance of the S&P 500 Stock Index and/or a mutual fund designed to achieve long-term growth of capital and moderate income are fixed and determinable as to amount and time of payment; and

- A variable income annuity purchased by MIAC from MetLife would not fail to qualify as a qualified funding asset within the meaning of Section 130(c) of the Code solely because of the variable payments under the annuity, which would be reasonably related to the periodic payments under the qualified assignment.

Private letter rulings may be relied upon only by the taxpayer(s) who requested the ruling and only with respect to the specific facts involved in the ruling. However, the reasoning used by the IRS in reaching its determinations in the ruling may be useful to defendants, defendant's liability insurers, and other assignees considering the tax treatment of the Income Annuity in connection with the settlement of a claim. Such persons should, of course, consult their own tax advisors to determine the tax consequences of entering into a Structured Settlement or assigning (or accepting an assignment of) liability in connection with which the Income Annuity will be used to fund payments to the claimant.

Transfers may not be made between investment divisions or into or out of the Fixed Income Option due to the requirements of the Federal law with respect to the receipt of periodic payments intended to be excludable from the recipient's income under Section 104(a)(1) or 104(a)(2) of the Code.
OWNERS OTHER THAN MIAC

Entities (such as corporations) that are considering purchasing an Income Annuity should consult with their own tax advisors prior to the purchase to determine the tax consequences of owning the Income Annuity.


In general, under Section 72(u) of the Code, if an annuity contract is owned by a non-natural person, the contract is not treated as an annuity for income tax purposes and the income under the contract is treated as ordinary income received or accrued by the owner in each taxable year. There are exceptions to this general rule. These exceptions include contracts that are "qualified funding assets" within the meaning of Section 130(c) of the Code (without regard to whether there is a qualified assignment) and contracts that are "immediate annuities" within the meaning of Section 72(u)(4) of the Code. If a contract satisfies one of these exceptions, the income under the contract generally is not taxed until it is received.

In addition, pursuant to Section 264(f) of the Code, if an Income Annuity is owned by a non-natural person, or held for the benefit of a non-natural person, a portion of the owner's otherwise deductible interest may no longer be deductible. Similar adverse income tax consequences may occur pursuant to Sections 805, 807 and 832 of the Code, if an Income Annuity is owned by or for the benefit of an insurance company.

TABLE OF CONTENTS FOR THE STATEMENT
OF ADDITIONAL INFORMATION


                                                        PAGE
COVER PAGE..................... ......................     1
TABLE OF CONTENTS.................. ..................     1
INDEPENDENT AUDITORS................ .................     2
DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE
     INCOME ANNUITY................. .................     2
EXPERIENCE FACTOR.................. ..................     2
VARIABLE INCOME PAYMENTS.............. ...............     2
INVESTMENT MANAGEMENT FEES............. ..............     5
PERFORMANCE DATA AND ADVERTISEMENT OF
     THE SEPARATE ACCOUNT.............. ..............     5
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT.... .....     8
FINANCIAL STATEMENTS OF METLIFE........... ...........    60


[PEANUTS GANG GRAPHIC]

APPENDIX

PREMIUM TAX TABLE

If the owner is a resident of or domiciled in one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate which will be applied to the Income Annuity.

                      Income Annuities
   California........      2.35%
   Maine.............      2.00%
   Nevada............      3.50%
   Puerto Rico.......      1.00%
   South Dakota......      1.25%
   West Virginia.....      1.00%
   Wyoming...........      1.00%

PEANUTS (C) United Feature Syndicate, Inc.

(C) 2002 Metropolitan Life Insurance Company







[LUCY'S TAXES GRAPHIC]

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[ ] Metropolitan Life Separate Account E or Metropolitan Series Fund Inc.

[ ] I have changed my address. My current address is:

-------------------------------
                                    Name -------------------------------
       (Contract Number)
                                 Address -------------------------------
-------------------------------          -------------------------------
          (Signature)                                                zip

Metropolitan Life Insurance Company
Structured Settlement Group

2300 Lakeview Parkway


Suite 600


Alpharetta, GA 30004

Attention: MetLife Settlement Plus(SM)

                      METROPOLITAN LIFE INSURANCE COMPANY
                      METROPOLITAN LIFE SEPARATE ACCOUNT E


                          METLIFE SETTLEMENT PLUS(SM),

                           A VARIABLE INCOME ANNUITY

                      STATEMENT OF ADDITIONAL INFORMATION
                               FORM N-4    PART B

                                  May 1, 2002



     This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus for MetLife Settlement Plus(SM), A Variable Income Annuity dated May 1, 2002 and should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained from Metropolitan Life Insurance Company, Structured Settlement Group, 2300 Lakeview Parkway, Suite 600, Alpharetta GA 30004.


     A Statement of Additional Information for the Metropolitan Series Fund, Inc. is attached at the end of this Statement of Additional Information.


     Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as set forth in the Section entitled "Important Terms You Should Know" of the Prospectus for MetLife Settlement Plus, A Variable Income Annuity dated May 1, 2002.

                            ------------------------

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Independent Auditors........................................    2
Distribution of Certificates and Interests in the Income
  Annuity...................................................    2
Experience Factor...........................................    2
Variable Income Payments....................................    2
Investment Management Fees..................................    5
Performance Data and Advertisement of the Separate
  Account...................................................    5
Financial Statements of the Separate Account................    8
Financial Statements of MetLife.............................   60

INDEPENDENT AUDITORS


     The financial statements of Metropolitan Life Separate Account E and Metropolitan Life Insurance Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon such report given upon the authority of such firm as experts in auditing and accounting.


DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE INCOME ANNUITY

     MetLife is both the depositor and the underwriter (issuer) of the Income Annuity.

     The certificates and interests in the Income Annuity are sold through registered broker-dealers.

     The offering of the Income Annuity is continuous. In certain situations, the Income Annuity may not include all investment choices or the Fixed Income Option. Each contract will indicate the available choices.

EXPERIENCE FACTOR

     We use the term "experience factor" to describe the investment performance for an investment division. The experience factor changes from Valuation Period (described later) to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the valuation period not to exceed .000034035 (the daily equivalent of an effective annual rate of 1.25%).

VARIABLE INCOME PAYMENTS

     "Variable income payments" include variable income payments made under the various Income Annuities.

ASSUMED INVESTMENT RETURN (AIR)

     The following discussion concerning the amount of variable income payments is based on an Assumed Investment Return of 5% per year. It should not be inferred that such rates will bear any relationship to the actual net investment experience of the Separate Account.

AMOUNT OF INCOME PAYMENTS

     The income payment you receive periodically from an investment division (except for any payment paid within 10 days of the day we receive all properly completed documents) will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

     The Income Annuity specifies the dollar amount of the initial variable income payment for each investment division (this equals the first payment amount if paid within 10 days of the day we receive all properly completed documents). This initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed or contract charge), the AIR, the age and/or sex of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division on the day we receive all properly completed documents. The number of annuity units held remains fixed for the duration of the contract.

     The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR and Separate Account charges.

     For example, on an annual basis, if an investment division has a cumulative net investment performance of 6% over a one year period, the first variable income payment in the next year will be approximately 1% greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the investment division. If such investment performance return is 4% over a one year period, the first variable income payment in the next year will be approximately 1% less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment performance of the applicable division.

ANNUITY UNIT VALUE


     The Annuity Unit Value is based on the change in investment performance in the Separate Account. (See "The Value of Your Income Payment" in the Prospectus.)


CALCULATING THE ANNUITY UNIT VALUE

     We calculate Annuity Unit Values once a day at the close of the New York Stock Exchange on every day the New York Stock Exchange is open for trading. We call the time between two consecutive Annuity Unit Value calculations the "Valuation Period." We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All income payments are valued as of the end of the Valuation Period during which the transaction occurred. The Annuity Unit Values can increase or decrease, based on the investment performance of the corresponding underlying portfolios. If the investment performance is positive, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go up. Conversely, if the investment performance is negative, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go down.

     To calculate an Annuity Unit Value, we first multiply the experience factor for the period by a factor based on the AIR and the number of days in the Valuation Period. For an AIR of 5% and a one day Valuation Period, the factor is ..99986634, which is the daily discount factor for an effective annual rate of 5%. (The AIR may be in the range of 1% to 6%, as defined in your Income Annuity and the laws in the state.) The resulting number is then multiplied by the last previously calculated Annuity Unit Value to produce the new Annuity Unit Value.

     The following examples show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of variable income payments:

                  EXAMPLE OF CALCULATION OF ANNUITY UNIT VALUE

 1. Annuity Unit Value, beginning of period.................  $ 10.20000

 2. "Experience factor" for period..........................    1.023558

 3. Daily adjustment for 5% of Assumed Investment Return....   .99986634

 4. (2) X (3)...............................................    1.023421

 5. Annuity Unit Value, end of period (1) X (4).............  $ 10.43889

                           EXAMPLE OF INCOME PAYMENTS
 (ASSUMES THE FIRST MONTHLY PAYMENT IS MADE WITHIN 10 DAYS OF THE ISSUE DATE OF
                              THE INCOME ANNUITY)
          Annuitant age 65, Life Annuity with 120 Payments Guaranteed


 1. Net Purchase Payment....................................    $50,000.00

 2. First monthly income payment per $1,000 of Annuity
    Value...................................................    $     7.71

 3. First monthly income payment (1) X (2) / 1,000..........    $   385.50

 4. Assume Annuity Unit Value (see Example of Calculation of
    Annuity Unit Value above) as of Annuity Date equal to...    $ 10.80000

 5. Number of Annuity Units (3) / (4).......................      35.69444

 6. Assume Annuity Unit Value for the second month equal to
    (10 days prior to payment)..............................    $ 10.97000

 7. Second monthly Annuity Payment (5) X (6)................    $   391.57

 8. Assume Annuity Unit Value for third month equal to......    $ 10.52684

 9. Next monthly Annuity Payment (5) X (8)..................    $   375.75


DETERMINING THE VARIABLE INCOME PAYMENT

     Variable income payments can go up or down based upon the investment performance of the investment divisions in the Separate Account. The AIR is the rate used to determine the initial variable income payment and serves as a benchmark against which the investment performance of the investment divisions is compared. The higher the AIR, the higher the initial variable income payment will be. Variable income payments will increase only to the extent that the investment performance of the investment divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower initial variable income payment, but variable income payments will increase more rapidly or decline more slowly as changes occur in the investment performance of the investment divisions.

INVESTMENT MANAGEMENT FEES

     Each of the currently available Metropolitan Fund Portfolios pays MetLife Advisers, LLC ("MetLife Advisers"), the investment manager of the Metropolitan Fund, an investment management fee. For providing investment management services to the Lehman Brothers(R) Aggregate Bond Index and the MetLife Stock Index Portfolios, MetLife Advisers receives monthly compensation from each Portfolio at an annual rate of .25% of the average daily value of the aggregate net assets of each Portfolio. For providing investment management services to the State Street Research Investment Trust Portfolio, MetLife Advisers receives monthly compensation from the Portfolio at an annual rate of .55% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .50% of such assets on the next $500 million and .45% of such assets on amounts over $1 billion. For providing investment management services to the State Street Research Diversified Portfolio, MetLife Advisers receives monthly compensation from the Portfolio at an annual rate of .50% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .45% of such assets on the next $500 million and .40% of such assets on amounts over $1 billion. MetLife Advisers pays State Street Research & Management Company, one of our subsidiaries, to provide sub-investment management services for the State Street Research Diversified and State Street Research Growth Portfolio. MetLife Advisers pays us to provide sub-investment management services to the MetLife Stock Index Portfolio and the Lehman Brothers(R) Aggregate Bond Index Portfolio.

     For providing investment management services to the Harris Oakmark Large Cap Value Portfolio, MetLife Advisers receives monthly compensation from the Portfolio at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $250 million and .70% of such assets in excess of $250 million. Harris Associates L.P. is the sub-investment manager with respect to the Harris Oakmark Large Cap Value Portfolio.

     For providing investment management services to the T. Rowe Price Large Cap Growth Portfolio, MetLife Advisers receives monthly compensation from the Portfolio at an annual rate of .70% of the average daily value of the aggregate net assets of the Portfolio up to $50 million, and .60% of such assets over $50 million. T. Rowe Price Associates, Inc. is the sub-investment manager for the T. Rowe Price Large Cap Growth Portfolio.

WHEN VOTING INSTRUCTIONS MAY BE DISREGARDED

     MetLife may disregard voting instructions under the following circumstances
(1) to make or refrain from making any change in the investments or investment policies for any portfolio if required by any insurance regulatory authority;
(2) to refrain from making any change in the investment policies or any investment adviser or principal underwriter or any portfolio which may be initiated by those having voting interests or the Metropolitan Fund's board of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the portfolio's objective and purposes; or
(3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

     In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.

PERFORMANCE DATA AND ADVERTISEMENT OF THE SEPARATE ACCOUNT

     From time to time we advertise the performance of various Separate Account investment divisions. Performance will be stated in terms of either yield, "change in annuity unit value" or "average annual total return" or some combination of the foregoing. Yield, change in annuity unit value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Yield figures quoted in advertisements will refer to the net income generated by an investment in a particular investment division for a thirty-day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. This percentage yield is then compounded semiannually. Change in annuity unit value refers to the comparison between values of annuity units over specified periods in which an investment division has been in operation, expressed as a percentage and may also be expressed as an annualized figure. Average annual total return differs from the change in annuity unit value because it assumes a steady rate of return. It also reflects all expenses.

     We may demonstrate hypothetical values of income payments (e.g. beginning with an initial income payment of $500) over a specified period based on historical net asset values of the Portfolios. These presentations reflect the benchmark AIR, deduction of the Separate Account charge and the investment-related charge. We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolios for the period before the inception date of the Income Annuity. We use the actual annuity unit data after the inception date.

     We may state performance for the investment divisions which reflect deduction of the separate account charge and investment-related charge only, when accompanied by the annualized change in annuity unit value.

     Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred or tax-exempt investments. From time to time, the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS(Registered) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Aggregate Bond Index, and/or the Lehman Brothers Government/ Corporate Bond Index, or the Merrill Lynch High Yield Bond Index.


                            AS OF DECEMBER 31, 2001



                                                                                     ANNUALIZED CHANGE IN ANNUITY UNIT
                                                                                     VALUE (I.E. AVERAGE ANNUAL TOTAL
                                                                                                  RETURN)
                                                              CHANGE IN ANNUITY      ---------------------------------
                                                                 UNIT VALUE                       INCEPTION (11/1/99)
INVESTMENT DIVISION                                                1 YEAR            1 YEAR             TO DATE
-------------------                                           -----------------      -------      --------------------
Lehman Brothers Aggregate Bond Index Division...............         -.69%             -.69%               5.81%
State Street Research Diversified Division..................       -11.96%           -11.96%             -24.64%
MetLife Stock Index Division................................       -17.42%           -17.42%             -45.32%
Harris Oakmark Large Cap Value Division.....................        11.34%            11.34%              37.68%
T. Rowe Price Large Cap Growth Division.....................       -15.22%           -15.22%             -21.48%
State Street Research Investment Trust Division.............       -22.04%           -22.04%               5.81%


The following data for the Portfolios has been restated to reflect the deduction of the 1.25% Separate Account charge and the investment-related charge for periods before the inception date of the Income Annuity.

             AVERAGE ANNUAL TOTAL RETURN FOR THE PORTFOLIOS OF THE

            METROPOLITAN SERIES FUND FOR THE PERIOD ENDING 12/31/01

      FOR PERIODS OF 1, 5, AND 10 YEARS (OR SINCE INCEPTION AS APPLICABLE)


                                                                                             5 YEAR           10 YEAR
                                                                                          (OR INCEPTION    (OR INCEPTION
PORTFOLIO                                                     INCEPTION DATE    1 YEAR      IF LESS)         IF LESS)
---------                                                     --------------    ------    -------------    -------------
Lehman Brothers Aggregate Bond Index........................     11/09/98         6.08%        4.57%
State Street Research Diversified...........................     07/25/86        -7.49%        6.88%           18.60%
MetLife Stock Index.........................................     05/01/90       -13.25%        8.91%           11.15%
Harris Oakmark Large Cap Value..............................     11/09/98        16.94%        4.83%
T. Rowe Price Large Cap.....................................     11/09/98       -11.03%        4.89%
State Street Research Investment Trust......................     06/24/83       -18.04%        7.37%           10.42%


The following data for the Income Annuity has been restated to reflect the 5% AIR, the deduction of the 1.25% Separate Account charge and the investment-related charge. It includes performance based on the historical performance of the underlying Portfolios for the period before the inception date of the Income Annuity. We use the actual annuity unit data after the inception date.

                   HYPOTHETICAL CHANGE IN ANNUITY UNIT VALUES
  (BASED ON INCEPTION DATE OF THE PORTFOLIO TO 10/31/99 AND ACTUAL RETURN FOR

                        THE PERIOD 11/1/99 TO 12/31/01)



                                                                                             5 YEAR           10 YEAR
                                                                                          (OR INCEPTION    (OR INCEPTION
INVESTMENT DIVISION                                           INCEPTION DATE    1 YEAR      IF LESS)         IF LESS)
-------------------                                           --------------    ------    -------------    -------------
Lehman Brothers Aggregate Bond Index........................     11/09/98        -0.69%       -0.93%
State Street Research Diversified...........................     07/25/86       -11.96%        1.77%            3.43%
MetLife Stock Index.........................................     05/01/90       -17.42%        3.70%            5.84%
Harris Oakmark Large Cap Value..............................     11/09/98        11.34%       -0.17%
T. Rowe Price Large Cap.....................................     11/09/98       -15.22%       -0.07%
State Street Research Investment Trust......................     06/24/83       -22.04%        2.24%            5.15%

                         INDEPENDENT AUDITORS' REPORT

To the Policyholders of Metropolitan Life Separate Account E and the Board of Directors
Metropolitan Life Insurance Company:

We have audited the accompanying statement of assets and liabilities of Metropolitan Life Separate Account E comprised of the State Street Research Investment Trust, State Street Research Income, State Street Research Money Market, State Street Research Diversified, Variable B, Variable C, Variable D, State Street Research Aggressive Growth, MetLife Stock Index, Putnam International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Neuberger Berman Partners Mid Cap Value, T. Rowe Price Large Cap Growth, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, Russell 2000 Index, Putnam Large Cap Growth, State Street Research Aurora Small Cap Value, MetLife Mid Cap Stock Index, Janus Growth, Franklin Templeton Small Cap Growth, Davis Venture Value, Loomis Sayles Small Cap, MFS Investors Trust, MFS Research Managers, Harris Oakmark Mid Cap Value, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, Fidelity VIP Money Market, Fidelity VIP Equity Income, Fidelity VIP Growth, Fidelity VIP Overseas, Fidelity VIP II Investment Grade Bond, Fidelity VIP II Asset Manager, Calvert Social Balanced, Calvert Social Mid Cap Growth, MFS Research International, MFS Mid Cap Growth, PIMCO Total Return, PIMCO Innovations, American Funds Growth, American Funds Global Small Cap, and American Funds Growth & Income Portfolios, (collectively, the "Portfolios"), as of December 31, 2001, the related statement (i) of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended of the State Street Research Investment Trust, State Street Research Income, State Street Research Money Market, State Street Research Diversified, Variable B, Variable C, Variable D, State Street Research Aggressive Growth, MetLife Stock Index, Putnam International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Neuberger Berman Partners Mid Cap Value, T. Rowe Price Large Cap Growth, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, Russell 2000 Index, Putnam Large Cap Growth, State Street Research Aurora Small Cap Value, MetLife Mid Cap Stock Index, Davis Venture Value, Loomis Sayles Small Cap, Fidelity VIP Money Market, Fidelity VIP Equity Income, Fidelity VIP Growth, Fidelity VIP Overseas, Fidelity VIP II Investment Grade Bond, Fidelity VIP II Asset Manager, Calvert Social Balanced, Calvert Social Mid Cap Growth Portfolios, and (ii) of operations and of changes in net assets for the period of May 1, 2001 (commencement of operations) to December 31, 2001 of Janus Growth, Franklin Templeton Small Cap Growth, MFS Investors Trust, MFS Research Managers, Harris Oakmark Mid Cap Value, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, MFS Research International, MFS Mid Cap Growth, PIMCO Total Return, PIMCO Innovations, American Funds Growth, American Funds Global Small Cap, and American Funds Growth & Income Portfolios. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and the depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each Metropolitan Life Separate Account E including the State Street Research Investment Trust, State Street Research Income, State Street Research Money Market, State Street Research Diversified, Variable B, Variable C, Variable D, State Street Research Aggressive Growth, MetLife Stock Index, Putnam International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Neuberger Berman Partners Mid Cap Value, T. Rowe Price Large Cap Growth, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, Russell 2000 Index, Putnam Large Cap Growth, State Street Research Aurora Small Cap Value, MetLife Mid Cap Stock Index, Janus Growth, Franklin Templeton Small Cap Growth, Davis Venture Value, Loomis Sayles Small Cap Portfolios, MFS Investors Trust, MFS Research Managers, Harris Oakmark Mid Cap Value, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, Fidelity VIP Money Market, Fidelity VIP Equity Income, Fidelity VIP Growth, Fidelity VIP Overseas, Fidelity VIP II Investment Grade Bond, Fidelity VIP II Asset Manager, Calvert Social Balanced, Calvert Social Mid Cap Growth, MFS Research International, MFS Mid Cap Growth, PIMCO Total Return, PIMCO Innovations, American Funds Growth, American Funds Global Small Cap, and American Funds Growth & Income Portfolios as of December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Tampa, Florida

March 26, 2002

                     Metropolitan Life Separate Account E

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2001

                                                                                     State Street
                                                         State Street   State Street   Research    State Street
                                                           Research       Research      Money        Research     Variable
                                                       Investment Trust    Income       Market     Diversified        B
                                                          Portfolio      Portfolio    Portfolio     Portfolio     Portfolio
                                                       ---------------- ------------ ------------ -------------- -----------
ASSETS:
Investments at Value:
State Street Research Investment Trust Portfolio
  (77,165,967 Shares; cost $2,461,353,675)............  $1,946,685,298            --          --              -- $58,101,087
State Street Research Income Portfolio
  (34,463,965 Shares; cost $438,599,920)..............              --  $446,653,046          --              --          --
State Street Research Money Market Portfolio
  (1,238,409 Shares; cost $12,966,700)................              --            -- $12,548,800              --          --
State Street Research Diversified Portfolio
  (126,151,770 Shares; cost $2,128,338,573)...........              --            --          --  $1,956,613,949          --
State Street Research Aggressive Growth Portfolio
  (48,478,157 Shares; cost $1,332,928,225)............              --            --          --              --          --
MetLife Stock Index Portfolio
  (98,027,465 Shares; cost $3,074,827,665)............              --            --          --              --          --
Putnam International Stock Portfolio
  (20,101,884 Shares; cost $186,202,733)..............              --            --          --              --          --
Loomis Sayles High Yield Bond Portfolio
  (7,576,358 Shares; cost $68,254,759)................              --            --          --              --          --
Janus Mid Cap Portfolio
  (60,208,653 Shares; cost $1,723,147,778)............              --            --          --              --          --
T. Rowe Price Small Cap Growth Portfolio
  (20,509,121 Shares; cost $239,101,804)..............              --            --          --              --          --
Scudder Global Equity Portfolio
  (14,505,384 Shares; cost $188,616,262)..............              --            --          --              --          --
Harris Oakmark Large Cap Value Portfolio
  (17,075,404 Shares; cost $179,356,886)..............              --            --          --              --          --
Neuberger Berman Partners Mid Cap Value Portfolio
  (10,189,224 Shares; cost $142,217,683)..............              --            --          --              --          --
T. Rowe Price Large Cap Growth Portfolio
  (12,684,004 Shares; cost $172,263,408)..............              --            --          --              --          --
Lehman Brothers Aggregate Bond Index Portfolio
  (20,015,230 Shares; cost $200,683,675)..............              --            --          --              --          --
Morgan Stanley EAFE Index Portfolio
  (11,397,785 Shares; cost $111,476,404)..............              --            --          --              --          --
Russell 2000 Index Portfolio
  (11,712,531 Shares; cost $136,723,930)..............              --            --          --              --          --
Putnam Large Cap Growth Portfolio
  (5,537,788 Shares; cost $37,904,290)................              --            --          --              --          --
State Street Research Aurora Small Cap Value Portfolio
  (14,748,903 Shares; cost $191,280,127)..............              --            --          --              --          --
MetLife Mid Cap Stock Index Portfolio
  (8,273,161 Shares; cost $86,710,349)................              --            --          --              --          --
Janus Growth Portfolio
  (1,071,523 Shares; cost $8,600,862).................              --            --          --              --          --
Franklin Templeton Small Cap Growth Portfolio
  (788,222 Shares; cost $6,877,937)...................              --            --          --              --          --
                                                        --------------  ------------ -----------  -------------- -----------
Total investments.....................................   1,946,685,298   446,653,046  12,548,800   1,956,613,949  58,101,087
Cash and Accounts Receivable..........................              22            20          --              --          --
                                                        --------------  ------------ -----------  -------------- -----------
Total assets..........................................   1,946,685,320   446,653,066  12,548,800   1,956,613,949  58,101,087
LIABILITIES...........................................              23            22          --              80          --
                                                        --------------  ------------ -----------  -------------- -----------
NET ASSETS............................................  $1,946,685,297  $446,653,044 $12,548,800  $1,956,613,869 $58,101,087
                                                        ==============  ============ ===========  ============== ===========
Outstanding Units (In Thousands)......................          59,681        19,375         627          70,653         500
Unit Value............................................       $30.49 to     $21.93 to   $20.00 to       $26.81 to     $142.17
                                                                $68.31        $42.57      $21.65          $39.79

                      See Notes to Financial Statements.

                     State Street
                       Research      MetLife        Putnam     Loomis Sayles              T. Rowe Price
Variable   Variable   Aggressive      Stock      International  High Yield      Janus       Small Cap
    C          D        Growth        Index          Stock         Bond        Mid Cap       Growth
Portfolio  Portfolio  Portfolio     Portfolio      Portfolio     Portfolio    Portfolio     Portfolio
---------- --------- ------------ -------------- ------------- ------------- ------------ -------------
$2,268,130 $ 32,234            --             --           --            --            --           --
        --       --            --             --           --            --            --           --
        --       --            --             --           --            --            --           --
        --       --            --             --           --            --            --           --
        --       --  $867,274,230             --           --            --            --           --
        --       --            -- $2,999,640,352           --            --            --           --
        --       --            --             -- $190,565,490            --            --           --
        --       --            --             --           --   $59,095,592            --           --
        --       --            --             --           --            --  $882,658,702           --
        --       --            --             --           --            --            -- $243,648,363
        --       --            --             --           --            --            --           --
        --       --            --             --           --            --            --           --
        --       --            --             --           --            --            --           --
        --       --            --             --           --            --            --           --
        --       --            --             --           --            --            --           --
        --       --            --             --           --            --            --           --
        --       --            --             --           --            --            --           --
        --       --            --             --           --            --            --           --
        --       --            --             --           --            --            --           --
        --       --            --             --           --            --            --           --
        --       --            --             --           --            --            --           --
        --       --            --             --           --            --            --           --
---------- --------  ------------ -------------- ------------   -----------  ------------ ------------
 2,268,130   32,234   867,274,230  2,999,640,352  190,565,490    59,095,592   882,658,702  243,648,363
        --       --           304             --           --            --            --          287
---------- --------  ------------ -------------- ------------   -----------  ------------ ------------
 2,268,130   32,234   867,274,534  2,999,640,352  190,565,490    59,095,592   882,658,702  243,648,650
        --       --           287             36           --            --           963          242
---------- --------  ------------ -------------- ------------   -----------  ------------ ------------
$2,268,130 $ 32,234  $867,274,247 $2,999,640,316 $190,565,490   $59,095,592  $882,657,739 $243,648,408
========== ========  ============ ============== ============   ===========  ============ ============
        21      0.1        32,803         86,714       14,761         5,561        55,394       19,896
   $142.17  $165.93     $25.42 to      $32.93 to    $10.69 to     $10.65 to     $15.19 to    $12.25 to
                           $39.05         $38.60       $13.28        $10.80        $16.14       $12.43

                     Metropolitan Life Separate Account E

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2001


                                                                     Neuberger    T. Rowe Price
                                       Scudder    Harris Oakmark  Berman Partners   Large Cap
                                    Global Equity Large Cap Value  Mid Cap Value     Growth
                                      Portfolio      Portfolio       Portfolio      Portfolio
                                    ------------- --------------- --------------- -------------
ASSETS:
Investments at Value:
State Street Research Investment
 Trust Portfolio
 (77,165,967 Shares; cost
   $2,461,353,675).................           --             --              --             --
State Street Research Income
 Portfolio
 (34,463,965 Shares; cost
   $438,599,920)...................           --             --              --             --
State Street Research Money Market
 Portfolio
 (1,238,409 Shares; cost
   $12,966,700)....................           --             --              --             --
State Street Research Diversified
 Portfolio
 (126,151,770 Shares; cost
   $2,128,338,573).................           --             --              --             --
State Street Research Aggressive
 Growth Portfolio
 (48,478,157 Shares; cost
   $1,332,928,225).................           --             --              --             --
MetLife Stock Index Portfolio
 (98,027,465 Shares; cost
   $3,074,827,665).................           --             --              --             --
Putnam International Stock
 Portfolio
 (20,101,884 Shares; cost
   $186,202,733)...................           --             --              --             --
Loomis Sayles High Yield Bond
 Portfolio
 (7,576,358 Shares; cost
   $68,254,759)....................           --             --              --             --
Janus Mid Cap Portfolio
 (60,208,653 Shares; cost
   $1,723,147,778).................           --             --              --             --
T. Rowe Price Small Cap Growth
 Portfolio
 (20,509,121 Shares; cost
   $239,101,804)...................           --             --              --             --
Scudder Global Equity Portfolio
 (14,505,384 Shares; cost
   $188,616,262)................... $157,528,429             --              --             --
Harris Oakmark Large Cap Value
 Portfolio
 (17,075,404 Shares; cost
   $179,356,886)...................           --   $197,391,512              --             --
Neuberger Berman Partners Mid Cap
 Value Portfolio
 (10,189,224 Shares; cost
   $142,217,683)...................           --             --    $144,279,382             --
T. Rowe Price Large Cap Growth
 Portfolio
 (12,684,004 Shares; cost
   $172,263,408)...................           --             --              --   $147,641,785
Lehman Brothers Aggregate Bond
 Index Portfolio
 (20,015,230 Shares; cost
   $200,683,675)...................           --             --              --             --
Morgan Stanley EAFE Index Portfolio
 (11,397,785 Shares; cost
   $111,476,404)...................           --             --              --             --
Russell 2000 Index Portfolio
 (11,712,531 Shares; cost
   $136,723,930)...................           --             --              --             --
Putnam Large Cap Growth Portfolio
 (5,537,788 Shares; cost
   $37,904,290)....................           --             --              --             --
State Street Research Aurora Small
 Cap Value Portfolio
 (14,748,903 Shares; cost
   $191,280,127)...................           --             --              --             --
MetLife Mid Cap Stock Index
 Portfolio
 (8,273,161 Shares; cost
   $86,710,349)....................           --             --              --             --
Janus Growth Portfolio
 (1,071,523 Shares; cost
   $8,600,862).....................           --             --              --             --
Franklin Templeton Small Cap
 Growth Portfolio
 (788,222 Shares; cost $6,877,937).           --             --              --             --
                                    ------------   ------------    ------------   ------------
Total investments..................  157,528,429    197,391,512     144,279,382    147,641,785
Cash and Accounts Receivable.......           --             --               8             --
                                    ------------   ------------    ------------   ------------
Total assets.......................  157,528,429    197,391,512     144,279,390    147,641,785
LIABILITIES........................           --             47              --             --
                                    ------------   ------------    ------------   ------------
NET ASSETS......................... $157,528,429   $197,391,465    $144,279,390   $147,641,785
                                    ============   ============    ============   ============
Outstanding Units (In Thousands)...       12,720         16,996           9,483         12,688
Unit Value.........................    $11.97 to      $11.26 to       $14.76 to      $11.29 to
                                          $12.55         $11.70          $15.34         $11.73

                      See Notes to Financial Statements.

                                                            State Street
Lehman Brothers   Morgan                                      Research       MetLife
   Aggregate     Stanley         Russell    Putnam Large       Aurora        Mid Cap     Janus       Franklin Templeton
  Bond Index    EAFE Index      2000 Index   Cap Growth    Small Cap Value Stock Index  Growth        Small Cap Growth
   Portfolio    Portfolio       Portfolio    Portfolio        Portfolio     Portfolio  Portfolio         Portfolio
--------------- -----------    ------------ ------------   --------------- ----------- ----------    ------------------
           --            --              --          --               --            --         --                --
           --            --              --          --               --            --         --                --
           --            --              --          --               --            --         --                --
           --            --              --          --               --            --         --                --
           --            --              --          --               --            --         --                --
           --            --              --          --               --            --         --                --
           --            --              --          --               --            --         --                --
           --            --              --          --               --            --         --                --
           --            --              --          --               --            --         --                --
           --            --              --          --               --            --         --                --
           --            --              --          --               --            --         --                --
           --            --              --          --               --            --         --                --
           --            --              --          --               --            --         --                --
           --            --              --          --               --            --         --                --
 $209,359,228            --              --          --               --            --         --                --
           --   $99,730,548              --          --               --            --         --                --
           --            --    $122,161,691          --               --            --         --                --
           --            --              -- $27,965,827               --            --         --                --
           --            --              --          --     $208,401,940            --         --                --
           --            --              --          --               --   $86,537,269         --                --
           --            --              --          --               --            -- $8,379,310                --
           --            --              --          --               --            --         --        $6,999,410
 ------------   -----------    ------------ -----------     ------------   ----------- ----------        ----------
  209,359,228    99,730,548     122,161,691  27,965,827      208,401,940    86,537,269  8,379,310         6,999,410
           --            14              --          --               --            --         --                --
 ------------   -----------    ------------ -----------     ------------   ----------- ----------        ----------
  209,359,228    99,730,562     122,161,691  27,965,827      208,401,940    86,537,269  8,379,310         6,999,410
           --            --              --          --               --            --         --                --
 ------------   -----------    ------------ -----------     ------------   ----------- ----------        ----------
 $209,359,228   $99,730,562    $122,161,691 $27,965,827     $208,401,940   $86,537,269 $8,379,310        $6,999,410
 ============   ===========    ============ ===========     ============   =========== ==========        ==========
       18,171        11,475          10,115       5,652           14,852         8,337      1,080               795
    $11.26 to      $8.44 to       $11.82 to    $4.95 to        $13.84 to     $10.36 to   $7.71 to          $8.80 to
       $11.62         $8.77          $12.19       $4.97           $14.09        $10.41      $7.77             $8.82

                     Metropolitan Life Separate Account E

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2001


                                                                                       MFS
                                                        Davis Venture Loomis Sayles Investors
                                                            Value       Small Cap     Trust
                                                          Portfolio     Portfolio   Portfolio
                                                        ------------- ------------- ----------
ASSETS:
Investments at Value:
Davis Venture Value Portfolio
  (2,494,848 Shares; cost $65,051,441).................  $58,354,363            --          --
Loomis Sayles Small Cap Portfolio
  (90,601 Shares; cost $17,311,269)....................           --   $16,059,940          --
MFS Investors Trust Portfolio
  (486,219 Shares; cost $4,220,756)....................           --            --  $4,166,897
MFS Research Managers Portfolio
  (161,988 Shares; cost $1,509,510)....................           --            --          --
Harris Oakmark Mid Cap Value Portfolio
  (419,262 Shares; cost $73,058,662)...................           --            --          --
Salomon Brothers Strategic Bond Opportunities Portfolio
  (717,070 Shares; cost $7,935,294)....................           --            --          --
Salomon Brothers US Govt Portfolio
  (1,548,712 Shares; cost $18,508,861).................           --            --          --
Fidelity VIP Money Market Portfolio
  (15,237,335 Shares; cost $15,237,335)................           --            --          --
Fidelity VIP Equity Income Portfolio
  (5,865,071 Shares; cost $130,396,625)................           --            --          --
Fidelity VIP Growth Portfolio
  (5,654,267 Shares; cost $216,373,743)................           --            --          --
Fidelity VIP Overseas Portfolio
  (1,775,330 Shares; cost $24,605,422).................           --            --          --
Fidelity VIP II Investment Grade Bond Portfolio
  (1,243,840 Shares; cost $15,327,727).................           --            --          --
Fidelity VIP II Asset Manager Portfolio
  (3,616,314 Shares; cost $57,870,533).................           --            --          --
Calvert Social Balanced Portfolio
  (29,450,241 Shares; cost $57,130,412)................           --            --          --
Calvert Social Mid Cap Growth Portfolio
  (483,225 Shares; cost $14,668,958)...................           --            --          --
MFS Research International Portfolio
  (425,919 Shares; cost $3,546,816)....................           --            --          --
MFS Mid Cap Growth Portfolio
  (1,569,065 Shares; cost $12,635,139).................           --            --          --
PIMCO Total Return Portfolio
  (2,878,054 Shares; cost $30,086,018).................           --            --          --
PIMCO Innovations Portfolio
  (2,471,167 Shares; cost $15,543,703).................           --            --          --
American Funds Growth Portfolio
  (1,055,969 Shares; cost $45,776,796).................           --            --          --
American Funds Global Small Cap Portfolio
  (663,991 Shares; cost $7,060,925)....................           --            --          --
American Funds Growth & Income Portfolio
  (1,146,863 Shares; cost $35,882,635).................           --            --          --
                                                         -----------   -----------  ----------
Total investments......................................   58,354,363    16,059,940   4,166,897
Cash and Accounts Receivable...........................           --            --          --
                                                         -----------   -----------  ----------
Total assets...........................................   58,354,363    16,059,940   4,166,897
LIABILITIES............................................           --            --          --
                                                         -----------   -----------  ----------
NET ASSETS.............................................  $58,354,363   $16,059,940  $4,166,897
                                                         ===========   ===========  ==========
Outstanding Units (In Thousands).......................        2,153           702         499
Unit Value.............................................    $25.24 to     $21.38 to    $8.15 to
                                                              $27.60        $23.52       $8.42

                      See Notes to Financial Statements.


   MFS         Harris      Salomon Brothers
Research   Oakmark Mid Cap  Strategic Bond  Salomon Brothers Fidelity VIP Fidelity VIP  Fidelity VIP Fidelity VIP
Managers        Value       Opportunities    US Government   Money Market Equity Income    Growth      Overseas
Portfolio     Portfolio       Portfolio        Portfolio      Portfolio     Portfolio    Portfolio    Portfolio
---------- --------------- ---------------- ---------------- ------------ ------------- ------------ ------------
        --            --              --               --             --            --            --          --
        --            --              --               --             --            --            --          --
        --            --              --               --             --            --            --          --
$1,464,375            --              --               --             --            --            --          --
        --   $78,019,769              --               --             --            --            --          --
        --            --      $8,045,520               --             --            --            --          --
        --            --              --      $18,522,600             --            --            --          --
        --            --              --               --    $15,237,335            --            --          --
        --            --              --               --             --  $133,430,367            --          --
        --            --              --               --             --            --  $190,039,910          --
        --            --              --               --             --            --            -- $24,641,578
        --            --              --               --             --            --            --          --
        --            --              --               --             --            --            --          --
        --            --              --               --             --            --            --          --
        --            --              --               --             --            --            --          --
        --            --              --               --             --            --            --          --
        --            --              --               --             --            --            --          --
        --            --              --               --             --            --            --          --
        --            --              --               --             --            --            --          --
        --            --              --               --             --            --            --          --
        --            --              --               --             --            --            --          --
        --            --              --               --             --            --            --          --
----------   -----------      ----------      -----------    -----------  ------------  ------------ -----------
 1,464,375    78,019,769       8,045,520       18,522,600     15,237,335   133,430,367   190,039,910  24,641,578
        --            --              --               --             --            --            --          --
----------   -----------      ----------      -----------    -----------  ------------  ------------ -----------
 1,464,375    78,019,769       8,045,520       18,522,600     15,237,335   133,430,367   190,039,910  24,641,578
        --            --              --               --             --            --            --          --
----------   -----------      ----------      -----------    -----------  ------------  ------------ -----------
$1,464,375   $78,019,769      $8,045,520      $18,522,600    $15,237,335  $133,430,367  $190,039,910 $24,641,578
==========   ===========      ==========      ===========    ===========  ============  ============ ===========
       166         2,908             496            1,236          1,028         3,720         4,794       1,398
  $8.83 to     $24.84 to       $15.16 to        $15.07 to         $15.06        $35.86        $39.65      $17.54
     $8.90        $27.50          $16.56           $15.40

                     Metropolitan Life Separate Account E

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2001


                                                        Fidelity VIP II                   Calvert
                                                          Investment    Fidelity VIP II   Social
                                                          Grade Bond     Asset Manager   Balanced
                                                           Portfolio       Portfolio     Portfolio
                                                        --------------- --------------- -----------
ASSETS:
Investments at Value:
Davis Venture Value Portfolio
  (2,494,848 Shares; cost $65,051,441).................            --              --            --
Loomis Sayles Small Cap Portfolio
  (90,601 Shares; cost $17,311,269)....................            --              --            --
MFS Investors Trust Portfolio
  (486,219 Shares; cost $4,220,756)....................            --              --            --
MFS Research Managers Portfolio
  (161,988 Shares; cost $1,509,510)....................            --              --            --
Harris Oakmark Mid Cap Value Portfolio
  (419,262 Shares; cost $73,058,662)...................            --              --            --
Salomon Brothers Strategic Bond Opportunities Portfolio
  (717,070 Shares; cost $7,935,294)....................            --              --            --
Salomon Brothers US Govt Portfolio
  (1,548,712 Shares; cost $18,508,861).................            --              --            --
Fidelity VIP Money Market Portfolio
  (15,237,335 Shares; cost $15,237,335)................            --              --            --
Fidelity VIP Equity Income Portfolio
  (5,865,071 Shares; cost $130,396,625)................            --              --            --
Fidelity VIP Growth Portfolio
  (5,654,267 Shares; cost $216,373,743)................            --              --            --
Fidelity VIP Overseas Portfolio
  (1,775,330 Shares; cost $24,605,422).................            --              --            --
Fidelity VIP II Investment Grade Bond Portfolio
  (1,243,840 Shares; cost $15,327,727).................   $16,070,411              --            --
Fidelity VIP II Asset Manager Portfolio
  (3,616,314 Shares; cost $57,870,533).................            --     $52,472,710            --
Calvert Social Balanced Portfolio
  (29,450,241 Shares; cost $57,130,412)................            --              --   $51,802,974
Calvert Social Mid Cap Growth Portfolio
  (483,225 Shares; cost $14,668,958)...................            --              --            --
MFS Research International Portfolio
  (425,919 Shares; cost $3,546,816)....................            --              --            --
MFS Mid Cap Growth Portfolio
  (1,569,065 Shares; cost $12,635,139).................            --              --            --
PIMCO Total Return Portfolio
  (2,878,054 Shares; cost $30,086,018).................            --              --            --
PIMCO Innovations Portfolio
  (2,471,167 Shares; cost $15,543,703).................            --              --            --
American Funds Growth Portfolio
  (1,055,969 Shares; cost $45,776,796).................            --              --            --
American Funds Global Small Cap Portfolio
  (663,991 Shares; cost $7,060,925)....................            --              --            --
American Funds Growth & Income Portfolio
  (1,146,863 Shares; cost $35,882,635).................            --              --            --
                                                          -----------     -----------   -----------
Total investments......................................    16,070,411      52,472,710    51,802,974
Cash and Accounts Receivable...........................            --              --            --
                                                          -----------     -----------   -----------
Total assets...........................................    16,070,411      52,472,710    51,802,974
LIABILITIES............................................            --              --            --
                                                          -----------     -----------   -----------
NET ASSETS.............................................   $16,070,411     $52,472,710   $51,802,974
                                                          ===========     ===========   ===========
Outstanding Units (In Thousands).......................           822           2,208         2,129
Unit Value.............................................        $19.54          $23.75     $23.01 to
                                                                                             $24.80

                      See Notes to Financial Statements.

                                                                              American    American
   Calvert          MFS          MFS                               American     Funds       Funds
Social Mid Cap   Research      Mid Cap      PIMCO        PIMCO       Funds     Global      Growth
    Growth     International   Growth    Total Return Innovations   Growth    Small Cap   & Income
  Portfolio      Portfolio    Portfolio   Portfolio    Portfolio   Portfolio  Portfolio   Portfolio
-------------- ------------- ----------- ------------ ----------- ----------- ---------- -----------
          --            --            --          --           --          --         --          --
          --            --            --          --           --          --         --          --
          --            --            --          --           --          --         --          --
          --            --            --          --           --          --         --          --
          --            --            --          --           --          --         --          --
          --            --            --          --           --          --         --          --
          --            --            --          --           --          --         --          --
          --            --            --          --           --          --         --          --
          --            --            --          --           --          --         --          --
          --            --            --          --           --          --         --          --
          --            --            --          --           --          --         --          --
          --            --            --          --           --          --         --          --
          --            --            --          --           --          --         --          --
          --            --            --          --           --          --         --          --
 $12,327,070            --            --          --           --          --         --          --
          --    $3,611,743            --          --           --          --         --          --
          --            --   $13,132,826          --           --          --         --          --
          --            --            -- $29,787,320           --          --         --          --
          --            --            --          --  $15,296,523          --         --          --
          --            --            --          --           -- $46,547,113         --          --
          --            --            --          --           --          -- $7,622,621          --
          --            --            --          --           --          --         -- $36,217,932
 -----------    ----------   ----------- -----------  ----------- ----------- ---------- -----------
  12,327,070     3,611,743    13,132,826  29,787,320   15,296,523  46,547,113  7,622,621  36,217,932
          --            --            --          --           --          --         --          --
 -----------    ----------   ----------- -----------  ----------- ----------- ---------- -----------
  12,327,070     3,611,743    13,132,826  29,787,320   15,296,523  46,547,113  7,622,621  36,217,932
          --            --            --          --           --          --         --          --
 -----------    ----------   ----------- -----------  ----------- ----------- ---------- -----------
 $12,327,070    $3,611,743   $13,132,826 $29,787,320  $15,296,523 $46,547,113 $7,622,621 $36,217,932
 ===========    ==========   =========== ===========  =========== =========== ========== ===========
         457           415         1,558       2,824        2,056         394        559         412
      $26.95      $8.23 to      $8.23 to   $10.38 to     $7.44 to   $99.46 to  $13.16 to   $83.86 to
                     $8.44         $8.44      $10.57        $7.46     $124.56     $13.78      $92.64

                     Metropolitan Life Separate Account E

                            STATEMENT OF OPERATIONS

                                                                     For the Year Ended December 31, 2001
                                                            ------------------------------------------------------

                                                            State Street
                                                              Research     State Street State Street State Street
                                                             Investment      Research     Research     Research
                                                               Trust          Income    Money Market Diversified
                                                             Portfolio      Portfolio    Portfolio    Portfolio
                                                            -------------  ------------ ------------ -------------
INVESTMENT INCOME
Income:
 Dividends................................................. $ 312,888,789  $32,703,470    $474,488   $ 213,857,024
 Expenses..................................................    27,128,370    5,260,584     197,449      26,358,731
                                                            -------------  -----------    --------   -------------
Net investment income (loss)...............................   285,760,419   27,442,886     277,039     187,498,293
                                                            -------------  -----------    --------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from security transactions........    40,502,292      379,716       7,391      16,964,189
Change in net unrealized (depreciation) appreciation of
 investments for the period................................  (798,280,444)     249,272      16,573    (384,212,752)
                                                            -------------  -----------    --------   -------------
Net realized and unrealized (loss) gain on investments.....  (757,778,152)     628,988      23,964    (367,248,563)
                                                            -------------  -----------    --------   -------------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS................................................ $(472,017,733) $28,071,874    $301,003   $(179,750,270)
                                                            =============  ===========    ========   =============

                      See Notes to Financial Statements.

                                   For the Year Ended December 31, 2001
---------------------------------------------------------------------------------------------------------
                                   State Street                                  Loomis
                                     Research                       Putnam       Sayles
              Variable   Variable   Aggressive       MetLife     International High Yield     Janus Mid
 Variable B       C          D        Growth       Stock Index       Stock        Bond           Cap
 Portfolio    Portfolio  Portfolio  Portfolio       Portfolio      Portfolio   Portfolio      Portfolio
------------  ---------  --------- -------------  -------------  ------------- -----------  -------------
$  9,442,805  $ 347,534  $  4,822  $ 264,675,785  $  39,794,920  $  7,979,575  $ 8,108,809  $          --
     620,486         --        --     11,803,546     39,068,416     2,605,039      789,593     13,354,117
------------  ---------  --------  -------------  -------------  ------------  -----------  -------------
   8,822,319    347,534     4,822    252,872,239        726,504     5,374,536    7,319,216    (13,354,117)
------------  ---------  --------  -------------  -------------  ------------  -----------  -------------
   3,201,027     72,823        --    (32,188,412)   218,623,281   (58,642,621)  (4,420,779)   (67,658,830)

 (25,735,304)  (916,481)  (11,427)  (523,056,616)  (695,352,680)    4,283,802   (5,106,728)  (501,903,569)
------------  ---------  --------  -------------  -------------  ------------  -----------  -------------
 (22,534,277)  (843,658)  (11,427)  (555,245,028)  (476,729,399)  (54,358,819)  (9,527,507)  (569,562,399)
------------  ---------  --------  -------------  -------------  ------------  -----------  -------------

$(13,711,958) $(496,124) $ (6,605) $(302,372,789) $(476,002,895) $(48,984,283) $(2,208,291) $(582,916,516)
============  =========  ========  =============  =============  ============  ===========  =============

                     Metropolitan Life Separate Account E

                            STATEMENT OF OPERATIONS

                                                                     For the Year Ended December 31, 2001
                                                            -----------------------------------------------------

                                                                                                      Neuberger
                                                                                          Harris       Berman
                                                              T. Rowe       Scudder       Oakmark     Partners
                                                            Price Small     Global         Large       Mid Cap
                                                            Cap Growth      Equity       Cap Value      Value
                                                             Portfolio     Portfolio     Portfolio    Portfolio
                                                            ------------  ------------  -----------  ------------
INVESTMENT INCOME
Income:
 Dividends................................................. $ 21,353,701  $ 19,849,312  $   286,043  $  2,977,823
 Expenses..................................................    3,008,404     2,044,197    1,675,551     1,782,782
                                                            ------------  ------------  -----------  ------------
Net investment income (loss)...............................   18,345,297    17,805,115   (1,389,508)    1,195,041
                                                            ------------  ------------  -----------  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from security transactions........  (63,940,947)     (344,522)    (336,559)    3,807,073
Change in net unrealized (depreciation) appreciation of
 investments for the period................................   16,602,625   (50,075,476)  16,427,340   (10,467,310)
                                                            ------------  ------------  -----------  ------------
Net realized and unrealized (loss) gain on investments.....  (47,338,322)  (50,419,998)  16,090,781    (6,660,237)
                                                            ------------  ------------  -----------  ------------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS................................................ $(28,993,025) $(32,614,883) $14,701,273  $ (5,465,196)
                                                            ============  ============  ===========  ============

                      See Notes to Financial Statements.




                                                                                                 For the
                            For the Year Ended December 31, 2001                              Period May 1,
--------------------------------------------------------------------------------------------     2001 to
               Lehman                                                 State Street            December 31,
  T. Rowe     Brothers                                     Putnam       Research    MetLife       2001
Price Large   Aggregate                                     Large        Aurora     Mid Cap   -------------
    Cap         Bond         Morgan                          Cap       Small Cap     Stock        Janus
  Growth        Index     Stanley EAFE    Russell 2000     Growth        Value       Index       Growth
 Portfolio    Portfolio  Index Portfolio Index Portfolio  Portfolio    Portfolio   Portfolio    Portfolio
------------  ---------- --------------- --------------- -----------  ------------ ---------  -------------
$    131,052  $2,622,405  $    330,902     $   326,931   $        --  $   641,795  $ 363,014    $      --
   1,879,915   2,132,619     1,148,374       1,426,705       290,076    1,823,531    905,643       34,781
------------  ----------  ------------     -----------   -----------  -----------  ---------    ---------
  (1,748,863)    489,786      (817,472)     (1,099,774)     (290,076)  (1,181,736)  (542,629)     (34,781)
------------  ----------  ------------     -----------   -----------  -----------  ---------    ---------
    (682,160)    988,979   (19,467,764)     (1,019,377)   (3,198,474)   2,710,571   (704,463)    (284,528)
 (17,787,487)  8,296,558    (2,918,733)      2,115,434    (4,848,712)  11,525,102    907,048     (221,552)
------------  ----------  ------------     -----------   -----------  -----------  ---------    ---------
 (18,469,647)  9,285,537   (22,386,497)      1,096,057    (8,047,186)  14,235,673    202,585     (506,080)
------------  ----------  ------------     -----------   -----------  -----------  ---------    ---------

$(20,218,510) $9,775,323  $(23,203,969)    $    (3,717)  $(8,337,262) $13,053,937  $(340,044)   $(540,861)
============  ==========  ============     ===========   ===========  ===========  =========    =========

                     Metropolitan Life Separate Account E

                            STATEMENT OF OPERATIONS

                                                               For the                                     For the
                                                            Period May 1,                               Period May 1,
                                                               2001 to                                     2001 to
                                                            December 31,          For the Year          December 31,
                                                                2001        Ended December 31, 2001         2001
                                                            ------------- ---------------------------  ---------------
                                                              Franklin
                                                              Templeton                     Loomis
                                                              Small Cap                     Sayles
                                                               Growth      Davis Venture   Small Cap    MFS Investors
                                                              Portfolio   Value Portfolio  Portfolio   Trust Portfolio
                                                            ------------- --------------- -----------  ---------------
INVESTMENT INCOME
Income:
 Dividends.................................................   $     --      $ 4,010,459   $   943,833     $      --
 Expenses..................................................     23,853          599,670       158,569        17,516
                                                              --------      -----------   -----------     ---------
Net investment income (loss)...............................    (23,853)       3,410,789       785,264       (17,516)
                                                              --------      -----------   -----------     ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from security transactions........    (92,759)      (2,016,375)     (566,119)      (40,034)
Change in net unrealized (depreciation) appreciation of
 investments for the period................................    121,474       (7,151,686)   (1,185,244)      (53,859)
                                                              --------      -----------   -----------     ---------
Net realized and unrealized (loss) gain on investments.....     28,715       (9,168,061)   (1,751,363)      (93,893)
                                                              --------      -----------   -----------     ---------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS...........................................   $  4,862      $(5,757,272)  $  (966,099)    $(111,409)
                                                              ========      ===========   ===========     =========

                      See Notes to Financial Statements.


   For the Period May 1, 2001 to December 1, 2001             For the Year Ended December 31, 2001
---------------------------------------------------  -----------------------------------------------------
                             Salomon                 Fidelity
   MFS        Harris         Brothers      Salomon      VIP
Research      Oakmark     Strategic Bond Brothers US   Money     Fidelity VIP   Fidelity VIP  Fidelity VIP
Managers      Mid Cap     Opportunities  Government   Market        Equity         Growth       Overseas
Portfolio Value Portfolio   Portfolio     Portfolio  Portfolio Income Portfolio  Portfolio     Portfolio
--------- --------------- -------------- ----------- --------- ---------------- ------------  ------------
$     --    $       --       $     --     $     --   $506,896    $  8,227,060   $ 14,639,155  $  4,393,846
   6,670       281,199         32,522       67,139    127,085       1,234,148      1,867,462       269,485
--------    ----------       --------     --------   --------    ------------   ------------  ------------
  (6,670)     (281,199)       (32,522)     (67,139)   379,811       6,992,912     12,771,693     4,124,361
--------    ----------       --------     --------   --------    ------------   ------------  ------------
                                                                    1,349,973      4,343,482   (11,481,626)
  (6,449)       18,688         14,575      140,914     (1,383)

 (45,135)    4,961,108        110,225       13,739         --     (16,321,538)   (59,277,205)      569,907
--------    ----------       --------     --------   --------    ------------   ------------  ------------
 (51,584)    4,979,796        124,800      154,653     (1,383)    (14,971,565)   (54,933,723)  (10,911,719)
--------    ----------       --------     --------   --------    ------------   ------------  ------------

$(58,254)   $4,698,597       $ 92,278     $ 87,514   $378,428    $ (7,978,653)  $(42,162,030) $ (6,787,358)
========    ==========       ========     ========   ========    ============   ============  ============

                     Metropolitan Life Separate Account E

                            STATEMENT OF OPERATIONS

                                                                  For the Year Ended December 31, 2001
                                                            ------------------------------------------------
                                                             Fidelity
                                                              VIP II    Fidelity                  Calvert
                                                            Investment   VIP II       Calvert    Social Mid
                                                              Grade       Asset       Social        Cap
                                                               Bond      Manager     Balanced      Growth
                                                            Portfolio   Portfolio    Portfolio   Portfolio
                                                            ---------- -----------  -----------  -----------
INVESTMENT INCOME
Income:
 Dividends.................................................  $621,888  $ 3,068,392  $ 2,899,526  $   800,124
 Expenses..................................................   129,531      494,721      609,076      109,467
                                                             --------  -----------  -----------  -----------
Net investment income (loss)...............................   492,357    2,573,671    2,290,450      690,657
                                                             --------  -----------  -----------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from security transactions........    22,431      (72,641)     409,210       91,761
Change in net unrealized (depreciation) appreciation of
 investments for the period................................   412,609   (5,345,005)  (6,985,802)  (2,456,958)
                                                             --------  -----------  -----------  -----------
Net realized and unrealized (loss) gain on investments.....   435,040   (5,417,646)  (6,576,592)  (2,365,197)
                                                             --------  -----------  -----------  -----------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS...........................................  $927,397  $(2,843,975) $(4,286,142) $(1,674,540)
                                                             ========  ===========  ===========  ===========

                      See Notes to Financial Statements.

                          For the Period May 1, 2001 to December 31, 2001
---------------------------------------------------------------------------------------------------

MFS Research   MFS Mid                       PIMCO    American Funds American Funds  American Funds
International    Cap       PIMCO Total    Innovations     Growth      Global Small      Growth &
  Portfolio    Growth    Return Portfolio  Portfolio    Portfolio    Cap Portfolio  Income Portfolio
------------- ---------  ---------------- ----------- -------------- -------------- ----------------
  $   7,446   $      --     $ 742,784      $      --   $ 2,110,695     $  61,667       $ 531,073
     15,876      43,236       112,316         48,151       162,264        23,197         126,605
  ---------   ---------     ---------      ---------   -----------     ---------       ---------
     (8,430)    (43,236)      630,468        (48,151)    1,948,431        38,470         404,468
  ---------   ---------     ---------      ---------   -----------     ---------       ---------
   (154,703)   (272,607)      113,883        571,002    (2,689,026)     (173,168)       (246,604)
     64,927     497,687      (298,698)      (247,179)      770,317       561,696         413,295
  ---------   ---------     ---------      ---------   -----------     ---------       ---------
    (89,776)    225,080      (184,815)       323,823    (1,918,709)      388,528         166,691
  ---------   ---------     ---------      ---------   -----------     ---------       ---------

  $ (98,206)  $ 181,844     $ 445,653      $ 275,672   $    29,722     $ 426,998       $ 571,159
  =========   =========     =========      =========   ===========     =========       =========

                     Metropolitan Life Separate Account E

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                                    State Street Research
                                                                                 Investment Trust Portfolio
                                                                               ------------------------------
                                                                                  For the         For the
                                                                                 Year Ended      Year Ended
                                                                                December 31,    December 31,
                                                                                    2001            2000
                                                                               --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
   Net investment income (loss)............................................... $  285,760,419  $   (4,295,044)
   Net realized gain (loss) from security transactions........................     40,502,292      82,456,988
   Change in net unrealized (depreciation) appreciation of investments........   (798,280,444)   (288,845,291)
                                                                               --------------  --------------
   Net (decrease) increase in net assets resulting from operations............   (472,017,733)   (210,683,347)
                                                                               --------------  --------------
  From capital transactions:
   Net premiums...............................................................    125,138,106     225,248,869
   Redemptions................................................................   (169,777,816)   (230,470,355)
                                                                               --------------  --------------
   Total net (redemptions) premiums...........................................    (44,639,710)     (5,221,486)
   Net portfolio transfers....................................................   (198,531,959)    (63,610,259)
   Net other transfers........................................................     (1,044,291)       (901,511)
                                                                               --------------  --------------
   Net (decrease) increase in net assets resulting from capital transactions..   (244,215,960)    (69,733,256)
                                                                               --------------  --------------
NET CHANGE IN NET ASSETS......................................................   (716,233,693)   (280,416,603)
NET ASSETS--BEGINNING OF PERIOD...............................................  2,662,918,990   2,943,335,593
                                                                               --------------  --------------
NET ASSETS--END OF PERIOD..................................................... $1,946,685,297  $2,662,918,990
                                                                               ==============  ==============

                                                                                  State Street Research
                                                                                    Income Portfolio
                                                                               --------------------------
                                                                                 For the       For the
                                                                                Year Ended    Year Ended
                                                                               December 31,  December 31,
                                                                                   2001          2000
                                                                               ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
   Net investment income (loss)............................................... $ 27,442,886  $ (4,667,779)
   Net realized gain (loss) from security transactions........................      379,716    (3,627,736)
   Change in net unrealized (depreciation) appreciation of investments........      249,272    43,525,272
                                                                               ------------  ------------
   Net (decrease) increase in net assets resulting from operations............   28,071,874    35,229,757
                                                                               ------------  ------------
  From capital transactions:
   Net premiums...............................................................   48,241,660    28,924,201
   Redemptions................................................................  (39,191,743)  (37,347,843)
                                                                               ------------  ------------
   Total net (redemptions) premiums...........................................    9,049,917    (8,423,642)
   Net portfolio transfers....................................................   26,561,578   (39,795,432)
   Net other transfers........................................................     (136,479)     (183,141)
                                                                               ------------  ------------
   Net (decrease) increase in net assets resulting from capital transactions..   35,475,016   (48,402,215)
                                                                               ------------  ------------
NET CHANGE IN NET ASSETS......................................................   63,546,890   (13,172,458)
NET ASSETS--BEGINNING OF PERIOD...............................................  383,106,154   396,278,612
                                                                               ------------  ------------
NET ASSETS--END OF PERIOD..................................................... $446,653,044  $383,106,154
                                                                               ============  ============

                      See Notes to Financial Statements.


State Street Research Money      State Street Research
     Market Portfolio            Diversified Portfolio         Variable B Portfolio       Variable C Portfolio
--------------------------  ------------------------------  --------------------------  ------------------------

  For the        For the       For the         For the        For the       For the       For the      For the
 Year Ended     Year Ended    Year Ended      Year Ended     Year Ended    Year Ended    Year Ended   Year Ended
December 31,   December 31,  December 31,    December 31,   December 31,  December 31,  December 31, December 31,
    2001           2000          2001            2000           2001          2000          2001         2000
------------   ------------ --------------  --------------  ------------  ------------  ------------ ------------
$   277,039    $   757,865  $  187,498,293  $  (19,690,562) $  8,822,319  $    121,580   $  347,534   $   35,769
      7,391        (61,470)     16,964,189      35,202,313     3,201,027     5,612,958       72,823      197,864
     16,573       (110,674)   (384,212,752)    (19,968,794)  (25,735,304)  (11,728,822)    (916,481)    (419,041)
-----------    -----------  --------------  --------------  ------------  ------------   ----------   ----------
    301,003        585,721    (179,750,270)     (4,457,043)  (13,711,958)   (5,994,284)    (496,124)    (185,408)
-----------    -----------  --------------  --------------  ------------  ------------   ----------   ----------
    145,344        209,610     130,574,458     197,684,403       173,878     1,184,462           --           66
 (1,766,058)    (2,673,087)   (190,560,127)   (210,959,062)   (8,362,207)   (9,259,780)    (199,719)    (379,953)
-----------    -----------  --------------  --------------  ------------  ------------   ----------   ----------
 (1,620,714)    (2,463,477)    (59,985,669)    (13,274,659)   (8,188,329)   (8,075,318)    (199,719)    (379,887)
  1,530,800       (120,253)   (157,798,327)    (95,607,837)        4,213          (716)          --           --
       (407)        (2,653)       (246,252)       (966,633)      100,737        25,018         (403)       6,210
-----------    -----------  --------------  --------------  ------------  ------------   ----------   ----------
    (90,321)    (2,586,383)   (218,030,248)   (109,849,129)   (8,083,379)   (8,051,016)    (200,122)    (373,677)
-----------    -----------  --------------  --------------  ------------  ------------   ----------   ----------
    210,682     (2,000,662)   (397,780,518)   (114,306,172)  (21,795,337)  (14,045,300)    (696,246)    (559,085)
 12,338,118     14,338,780   2,354,394,387   2,468,700,559    79,896,424    93,941,724    2,964,376    3,523,461
-----------    -----------  --------------  --------------  ------------  ------------   ----------   ----------
$12,548,800    $12,338,118  $1,956,613,869  $2,354,394,387  $ 58,101,087  $ 79,896,424   $2,268,130   $2,964,376
===========    ===========  ==============  ==============  ============  ============   ==========   ==========

                     Metropolitan Life Separate Account E

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                 Variable D Portfolio
                                                                               ------------------------

                                                                                 For the      For the
                                                                                Year Ended   Year Ended
                                                                               December 31, December 31,
                                                                                   2001         2000
                                                                               ------------ ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
   Net investment income (loss)...............................................   $  4,822     $   469
   Net realized gain (loss) from security transactions........................         --          --
   Change in net unrealized (depreciation) appreciation of investments........    (11,427)     (3,025)
                                                                                 --------     -------
   Net (decrease) increase in net assets resulting from operations............     (6,605)     (2,556)
                                                                                 --------     -------
  From capital transactions:
   Net premiums...............................................................         --          --
   Redemptions................................................................         --          --
                                                                                 --------     -------
   Total net (redemptions) premiums...........................................         --          --
   Net portfolio transfers....................................................         --          --
   Net other transfers........................................................         --          --
                                                                                 --------     -------
   Net (decrease) increase in net assets resulting from capital transactions..         --          --
                                                                                 --------     -------
NET CHANGE IN NET ASSETS......................................................     (6,605)     (2,556)
NET ASSETS--BEGINNING OF PERIOD...............................................     38,839      41,395
                                                                                 --------     -------
NET ASSETS--END OF PERIOD.....................................................   $ 32,234     $38,839
                                                                                 ========     =======

                                                                                    State Street Research
                                                                                 Aggressive Growth Portfolio
                                                                               ------------------------------

                                                                                  For the         For the
                                                                                 Year Ended      Year Ended
                                                                                December 31,    December 31,
                                                                                    2001            2000
                                                                               --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
   Net investment income (loss)............................................... $  252,872,239  $  151,082,526
   Net realized gain (loss) from security transactions........................    (32,188,412)     74,871,762
   Change in net unrealized (depreciation) appreciation of investments........   (523,056,616)   (348,326,552)
                                                                               --------------  --------------
   Net (decrease) increase in net assets resulting from operations............   (302,372,789)   (122,372,264)
                                                                               --------------  --------------
  From capital transactions:
   Net premiums...............................................................     56,134,392     100,270,351
   Redemptions................................................................    (67,813,404)   (104,096,165)
                                                                               --------------  --------------
   Total net (redemptions) premiums...........................................    (11,679,012)     (3,825,814)
   Net portfolio transfers....................................................    (69,075,745)     50,929,010
   Net other transfers........................................................        (67,364)        486,189
                                                                               --------------  --------------
   Net (decrease) increase in net assets resulting from capital transactions..    (80,822,121)     47,589,385
                                                                               --------------  --------------
NET CHANGE IN NET ASSETS......................................................   (383,194,910)    (74,782,879)
NET ASSETS--BEGINNING OF PERIOD...............................................  1,250,469,157   1,325,252,036
                                                                               --------------  --------------
NET ASSETS--END OF PERIOD..................................................... $  867,274,247  $1,250,469,157
                                                                               ==============  ==============

                      See Notes to Financial Statements.


            MetLife                        Putnam             Loomis Sayles High Yield           Janus Mid Cap
     Stock Index Portfolio      International Stock Portfolio      Bond Portfolio                  Portfolio
------------------------------  ----------------------------  ------------------------  -------------------------------

   For the         For the        For the         For the       For the      For the       For the         For the
  Year Ended      Year Ended     Year Ended      Year Ended    Year Ended   Year Ended    Year Ended      Year Ended
 December 31,    December 31,   December 31,    December 31,  December 31, December 31,  December 31,    December 31,
     2001            2000           2001            2000          2001         2000          2001            2000
--------------  --------------  ------------    ------------  ------------ ------------ --------------  ---------------
$      726,504  $  109,363,840  $  5,374,536    $ (1,593,925) $ 7,319,216  $  (723,667) $  (13,354,117) $   126,588,144
   218,623,281     174,140,110   (58,642,621)    (20,505,554)  (4,420,779)  (1,299,386)    (67,658,830)     123,985,405
  (695,352,680)   (699,690,993)    4,283,802      (5,210,990)  (5,106,728)     547,058    (501,903,569)  (1,044,783,315)
--------------  --------------  ------------    ------------  -----------  -----------  --------------  ---------------
  (476,002,895)   (416,187,043)  (48,984,283)    (27,310,469)  (2,208,291)  (1,475,995)   (582,916,516)    (794,209,766)
--------------  --------------  ------------    ------------  -----------  -----------  --------------  ---------------
   247,478,793     429,473,285    21,428,581      30,223,178    8,045,981   10,635,236     134,829,501      412,862,879
  (245,802,849)   (283,643,505)  (14,914,493)    (19,861,622)  (6,105,729)  (4,553,204)    (71,519,010)    (114,044,238)
--------------  --------------  ------------    ------------  -----------  -----------  --------------  ---------------
     1,675,944     145,829,780     6,514,088      10,361,556    1,940,252    6,082,032      63,310,491      298,818,641
  (132,036,347)     32,331,764   (15,462,226)      1,698,215   (1,107,976)     677,514    (180,614,322)     304,278,277
      (235,289)     (1,093,589)       39,484         970,529       (6,157)     (16,995)        377,348          814,606
--------------  --------------  ------------    ------------  -----------  -----------  --------------  ---------------
  (130,595,692)    177,067,955    (8,908,654)     13,030,300      826,119    6,742,551    (116,926,483)     603,911,524
--------------  --------------  ------------    ------------  -----------  -----------  --------------  ---------------
  (606,598,587)   (239,119,088)  (57,892,937)    (14,280,169)  (1,382,172)   5,266,556    (699,842,999)    (190,298,242)
 3,606,238,903   3,845,357,991   248,458,427     262,738,596   60,477,764   55,211,208   1,582,500,738    1,772,798,980
--------------  --------------  ------------    ------------  -----------  -----------  --------------  ---------------
$2,999,640,316  $3,606,238,903  $190,565,490    $248,458,427  $59,095,592  $60,477,764  $  882,657,739  $ 1,582,500,738
==============  ==============  ============    ============  ===========  ===========  ==============  ===============

                     Metropolitan Life Separate Account E

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                                 T. Rowe Price Small Cap
                                                                                    Growth Portfolio
                                                                               --------------------------

                                                                                 For the       For the
                                                                                Year Ended    Year Ended
                                                                               December 31,  December 31,
                                                                                   2001          2000
                                                                               ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
   Net investment income (loss)............................................... $ 18,345,297  $ (3,576,955)
   Net realized gain (loss) from security transactions........................  (63,940,947)   32,983,273
   Change in net unrealized (depreciation) appreciation of investments........   16,602,625   (64,417,219)
                                                                               ------------  ------------
   Net (decrease) increase in net assets resulting from operations............  (28,993,025)  (35,010,901)
                                                                               ------------  ------------
  From capital transactions:
   Net Premiums...............................................................   28,226,005    64,242,064
   Redemptions................................................................  (15,841,130)  (16,700,604)
                                                                               ------------  ------------
   Total net (redemptions) premiums...........................................   12,384,875    47,541,460
   Net portfolio transfers....................................................  (24,810,765)   43,380,276
   Net other transfers........................................................      (53,080)      400,793
                                                                               ------------  ------------
   Net (decrease) increase in net assets resulting from capital transactions..  (12,478,970)   91,322,529
                                                                               ------------  ------------
NET CHANGE IN NET ASSETS......................................................  (41,471,995)   56,311,628
NET ASSETS--BEGINNING OF PERIOD...............................................  285,120,403   228,808,775
                                                                               ------------  ------------
NET ASSETS--END OF PERIOD..................................................... $243,648,408  $285,120,403
                                                                               ============  ============

                                                                                     Scudder Global
                                                                                    Equity Portfolio
                                                                               --------------------------

                                                                                 For the       For the
                                                                                Year Ended    Year Ended
                                                                               December 31,  December 31,
                                                                                   2001          2000
                                                                               ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
   Net investment income (loss)............................................... $ 17,805,115  $ (1,523,155)
   Net realized gain (loss) from security transactions........................     (344,522)    4,985,143
   Change in net unrealized (depreciation) appreciation of investments........  (50,075,476)   (7,851,623)
                                                                               ------------  ------------
   Net (decrease) increase in net assets resulting from operations............  (32,614,883)   (4,389,635)
                                                                               ------------  ------------
  From capital transactions:
   Net Premiums...............................................................   24,278,930    35,195,651
   Redemptions................................................................  (10,733,613)  (10,278,539)
                                                                               ------------  ------------
   Total net (redemptions) premiums...........................................   13,545,317    24,917,112
   Net portfolio transfers....................................................   (9,195,948)   12,963,515
   Net other transfers........................................................      (31,909)      (20,600)
                                                                               ------------  ------------
   Net (decrease) increase in net assets resulting from capital transactions..    4,317,460    37,860,027
                                                                               ------------  ------------
NET CHANGE IN NET ASSETS......................................................  (28,297,423)   33,470,392
NET ASSETS--BEGINNING OF PERIOD...............................................  185,825,852   152,355,460
                                                                               ------------  ------------
NET ASSETS--END OF PERIOD..................................................... $157,528,429  $185,825,852
                                                                               ============  ============

                      See Notes to Financial Statements.


 Harris Oakmark Large Cap   Neuberger Berman Partners    T. Rowe Price Large Cap    Lehman Brothers Aggregate
     Value Portfolio         Mid Cap Value Portfolio        Growth Portfolio          Bond Index Portfolio
-------------------------  --------------------------  --------------------------  --------------------------

  For the       For the      For the       For the       For the       For the       For the       For the
 Year Ended    Year Ended   Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
December 31,  December 31, December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
    2001          2000         2001          2000          2001          2000          2001          2000
------------  ------------ ------------  ------------  ------------  ------------  ------------  ------------
$ (1,389,508) $   706,554  $  1,195,041  $  3,314,456  $ (1,748,863) $  3,783,585  $    489,786  $  6,423,101
    (336,559)    (851,602)    3,807,073       626,493      (682,160)    1,407,879       988,979      (242,034)
  16,427,340    6,031,550   (10,467,310)   12,263,128   (17,787,487)  (12,874,317)    8,296,558     4,051,689
------------  -----------  ------------  ------------  ------------  ------------  ------------  ------------
  14,701,273    5,886,502    (5,465,196)   16,204,077   (20,218,510)   (7,682,853)    9,775,323    10,232,756
------------  -----------  ------------  ------------  ------------  ------------  ------------  ------------
  43,289,710   10,080,640    30,474,103    18,110,546    28,687,964    56,565,448    59,258,535    38,940,684
  (9,475,831)  (2,539,644)  (10,432,016)   (3,385,427)   (9,751,130)   (6,946,640)  (13,628,069)   (6,644,444)
------------  -----------  ------------  ------------  ------------  ------------  ------------  ------------
  33,813,879    7,540,996    20,042,087    14,725,119    18,936,834    49,618,808    45,630,466    32,296,240
  97,996,381    4,216,806     5,817,583    61,450,085   (20,582,506)   80,976,904    29,693,207     3,787,774
      (2,270)      (2,007)       (5,285)      (13,129)      (34,941)      (54,504)      (39,733)       (1,868)
------------  -----------  ------------  ------------  ------------  ------------  ------------  ------------
 131,807,990   11,755,795    25,854,385    76,162,075    (1,680,613)  130,541,208    75,283,940    36,082,146
------------  -----------  ------------  ------------  ------------  ------------  ------------  ------------
 146,509,263   17,642,297    20,389,189    92,366,152   (21,899,123)  122,858,355    85,059,263    46,314,902
  50,882,202   33,239,905   123,890,201    31,524,049   169,540,908    46,682,553   124,299,965    77,985,063
------------  -----------  ------------  ------------  ------------  ------------  ------------  ------------
$197,391,465  $50,882,202  $144,279,390  $123,890,201  $147,641,785  $169,540,908  $209,359,228  $124,299,965
============  ===========  ============  ============  ============  ============  ============  ============

                     Metropolitan Life Separate Account E

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                                Morgan Stanley EAFE Index
                                                                                        Portfolio
                                                                               --------------------------

                                                                                 For the       For the
                                                                                Year Ended    Year Ended
                                                                               December 31,  December 31,
                                                                                   2001          2000
                                                                               ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
   Net investment income (loss)............................................... $   (817,472) $    561,356
   Net realized gain (loss) from security transactions........................  (19,467,764)    1,861,373
   Change in net unrealized (depreciation) appreciation of investments........   (2,918,733)  (15,480,357)
                                                                               ------------  ------------
   Net (decrease) increase in net assets resulting from operations............  (23,203,969)  (13,057,628)
                                                                               ------------  ------------
  From capital transactions:
   Net premiums...............................................................   28,355,503    35,014,830
   Redemptions................................................................   (6,204,831)   (4,646,261)
                                                                               ------------  ------------
   Total net (redemptions) premiums...........................................   22,150,672    30,368,569
   Net portfolio transfers....................................................    6,905,872    23,106,960
   Net other transfers........................................................      (11,272)       10,745
                                                                               ------------  ------------
   Net (decrease) increase in net assets resulting from capital transactions..   29,045,272    53,486,274
                                                                               ------------  ------------
NET CHANGE IN NET ASSETS......................................................    5,841,303    40,428,646
NET ASSETS--BEGINNING OF PERIOD...............................................   93,889,259    53,460,613
                                                                               ------------  ------------
NET ASSETS--END OF PERIOD..................................................... $ 99,730,562  $ 93,889,259
                                                                               ============  ============

                                                                                      Russell 2000
                                                                                     Index Portfolio
                                                                               --------------------------

                                                                                 For the       For the
                                                                                Year Ended    Year Ended
                                                                               December 31,  December 31,
                                                                                   2001          2000
                                                                               ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
   Net investment income (loss)............................................... $ (1,099,774) $ 15,021,725
   Net realized gain (loss) from security transactions........................   (1,019,377)    3,301,439
   Change in net unrealized (depreciation) appreciation of investments........    2,115,434   (26,291,455)
                                                                               ------------  ------------
   Net (decrease) increase in net assets resulting from operations............       (3,717)   (7,968,291)
                                                                               ------------  ------------
  From capital transactions:
   Net premiums...............................................................   22,795,243    40,523,213
   Redemptions................................................................   (7,832,759)   (5,803,956)
                                                                               ------------  ------------
   Total net (redemptions) premiums...........................................   14,962,484    34,719,257
   Net portfolio transfers....................................................   (8,465,618)   17,515,487
   Net other transfers........................................................      (14,940)      (13,572)
                                                                               ------------  ------------
   Net (decrease) increase in net assets resulting from capital transactions..    6,481,926    52,221,172
                                                                               ------------  ------------
NET CHANGE IN NET ASSETS......................................................    6,478,209    44,252,881
NET ASSETS--BEGINNING OF PERIOD...............................................  115,683,482    71,430,601
                                                                               ------------  ------------
NET ASSETS--END OF PERIOD..................................................... $122,161,691  $115,683,482
                                                                               ============  ============

                      See Notes to Financial Statements.

                                                                                        Janus     Franklin Templeton
       Putnam Large        State Street Research Aurora       MetLife Mid Cap          Growth         Small Cap
   Cap Growth Portfolio     Small Cap Value Portfolio      Stock Index Portfolio      Portfolio    Growth Portfolio
-------------------------  ---------------------------  --------------------------  ------------- ------------------
                For the                     For the                     For the        For the         For the
  For the    Period May 1,   For the     Period July 5, For the Year Period July 5, Period May 1,   Period May 1,
 Year Ended     2000 to     Year Ended      2000 to        Ended        2000 to        2001 to         2001 to
December 31, December 31,  December 31,   December 31,  December 31,  December 31,  December 31,     December 31,
    2001         2000          2001           2000          2001          2000          2001             2001
------------ ------------- ------------  -------------- ------------ -------------- ------------- ------------------
$  (290,076)  $   (72,971) $ (1,181,736)  $   196,244   $  (542,629)  $    53,608    $  (34,781)      $  (23,853)
 (3,198,474)     (185,190)    2,710,571       172,388      (704,463)      168,998      (284,528)         (92,759)
 (4,848,712)   (5,089,750)   11,525,102     5,596,711       907,048    (1,080,128)     (221,552)         121,474
-----------   -----------  ------------   -----------   -----------   -----------    ----------       ----------
 (8,337,262)   (5,347,911)   13,053,937     5,965,343      (340,044)     (857,522)     (540,861)           4,862
-----------   -----------  ------------   -----------   -----------   -----------    ----------       ----------
 11,725,933     8,362,353    57,884,018    13,251,225    27,729,414    12,910,074     4,067,645        2,352,146
 (1,094,842)     (186,448)   (8,894,295)     (406,186)   (4,228,148)     (735,232)     (104,809)         (59,962)
-----------   -----------  ------------   -----------   -----------   -----------    ----------       ----------
 10,631,091     8,175,905    48,989,723    12,845,039    23,501,266    12,174,842     3,962,836        2,292,184
  6,858,021    15,974,405    95,499,619    32,196,875     3,843,424    48,200,338     4,965,438        4,705,317
      9,368         2,210      (144,748)       (3,848)       14,241           724        (8,103)          (2,953)
-----------   -----------  ------------   -----------   -----------   -----------    ----------       ----------
 17,498,480    24,152,520   144,344,594    45,038,066    27,358,931    60,375,904     8,920,171        6,994,548
-----------   -----------  ------------   -----------   -----------   -----------    ----------       ----------
  9,161,218    18,804,609   157,398,531    51,003,409    27,018,887    59,518,382     8,379,311        6,999,410
 18,804,609            --    51,003,409            --    59,518,382            --            --               --
-----------   -----------  ------------   -----------   -----------   -----------    ----------       ----------
$27,965,827   $18,804,609  $208,401,940   $51,003,409   $86,537,269   $59,518,382    $8,379,310       $6,999,410
===========   ===========  ============   ===========   ===========   ===========    ==========       ==========

                      Metropolitan Life Separate Account

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      Davis Venture
                                                                                     Value Portfolio
                                                                               --------------------------
                                                                                               For the
                                                                               For the Year Period July 5,
                                                                                  Ended        2000 to
                                                                               December 31,  December 31,
                                                                                   2001          2000
                                                                               ------------ --------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
   Net investment income (loss)............................................... $ 3,410,789   $   (89,868)
   Net realized gain (loss) from security transactions........................  (2,016,375)       (4,521)
   Change in net unrealized (deprecation) appreciation of investments.........  (7,151,686)      454,608
                                                                               -----------   -----------
   Net (decrease) increase in net assets resulting from operations............  (5,757,272)      360,219
                                                                               -----------   -----------
  From capital transactions:
   Net premiums...............................................................  22,970,731     8,514,867
   Redemptions................................................................  (2,519,810)     (450,121)
                                                                               -----------   -----------
   Total net (redemptions) premiums...........................................  20,450,921     8,064,746
   Net portfolio transfers....................................................  14,699,473    20,555,003
   Net other transfers........................................................     (17,824)         (903)
                                                                               -----------   -----------
   Net (decrease) increase in net assets resulting from capital transactions..  35,132,570    28,618,846
                                                                               -----------   -----------
NET CHANGE IN NET ASSETS......................................................  29,375,298    28,979,065
NET ASSETS--BEGINNING OF PERIOD...............................................  28,979,065            --
                                                                               -----------   -----------
NET ASSETS--END OF PERIOD..................................................... $58,354,363   $28,979,065
                                                                               ===========   ===========

                                                                                      Loomis Sayles
                                                                                   Small Cap Portfolio
                                                                               --------------------------
                                                                                               For the
                                                                               For the Year Period July 5,
                                                                                  Ended        2000 to
                                                                               December 31,  December 31,
                                                                                   2001          2000
                                                                               ------------ --------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
   Net investment income (loss)............................................... $   785,264    $  (26,720)
   Net realized gain (loss) from security transactions........................    (566,119)     (164,199)
   Change in net unrealized (deprecation) appreciation of investments.........  (1,185,244)      (66,085)
                                                                               -----------    ----------
   Net (decrease) increase in net assets resulting from operations............    (966,099)     (257,004)
                                                                               -----------    ----------
  From capital transactions:
   Net premiums...............................................................   5,571,839     2,778,025
   Redemptions................................................................    (430,618)     (360,464)
                                                                               -----------    ----------
   Total net (redemptions) premiums...........................................   5,141,221     2,417,561
   Net portfolio transfers....................................................   2,621,334     7,112,764
   Net other transfers........................................................     (16,318)        6,481
                                                                               -----------    ----------
   Net (decrease) increase in net assets resulting from capital transactions..   7,746,237     9,536,806
                                                                               -----------    ----------
NET CHANGE IN NET ASSETS......................................................   6,780,138     9,279,802
NET ASSETS--BEGINNING OF PERIOD...............................................   9,279,802            --
                                                                               -----------    ----------
NET ASSETS--END OF PERIOD..................................................... $16,059,940    $9,279,802
                                                                               ===========    ==========

                      See Notes to Financial Statements.

      MFS                              Harris         Salomon Brothers           Salomon
   Investors       MFS Research    Oakmark Mid Cap     Strategic Bond          Brothers US         Fidelity VIP Money
Trust Portfolio Managers Portfolio Value Portfolio Opportunities Portfolio Government Portfolio     Market Portfolio
--------------- ------------------ --------------- ----------------------- -------------------- ------------------------
    For the          For the           For the             For the
 Period May 1,    Period May 1,     Period May 1,       Period May 1,                           For the Year For the Year
    2001 to          2001 to           2001 to             2001 to               For the           Ended        Ended
 December 31,      December 31,     December 31,        December 31,        Period May 1, 2001  December 31, December 31,
     2001              2001             2001                2001           to December 31, 2001     2001         2000
--------------- ------------------ --------------- ----------------------- -------------------- ------------ ------------
  $  (17,516)       $   (6,670)      $  (281,199)        $  (32,522)           $   (67,139)     $   379,811  $   488,508
     (40,034)           (6,449)           18,688             14,575                140,914           (1,383)          --
     (53,859)          (45,135)        4,961,108            110,225                 13,739               --           --
  ----------        ----------       -----------         ----------            -----------      -----------  -----------
    (111,409)          (58,254)        4,698,597             92,278                 87,514          378,428      488,508
  ----------        ----------       -----------         ----------            -----------      -----------  -----------
   2,117,535           563,137        16,869,874          3,660,495              9,311,981        3,646,116    2,494,854
     (70,413)          (20,851)       (1,451,046)          (108,151)              (635,745)      (6,814,819)  (1,298,263)
  ----------        ----------       -----------         ----------            -----------      -----------  -----------
   2,047,122           542,286        15,418,828          3,552,344              8,676,236       (3,168,703)   1,196,591
   2,231,462           981,355        57,897,479          4,403,445              9,761,913        2,287,497    3,736,035
        (278)           (1,012)            4,865             (2,547)                (3,063)             (66)         (33)
  ----------        ----------       -----------         ----------            -----------      -----------  -----------
   4,278,306         1,522,629        73,321,172          7,953,242             18,435,086         (881,272)   4,932,593
  ----------        ----------       -----------         ----------            -----------      -----------  -----------
   4,166,897         1,464,375        78,019,769          8,045,520             18,522,600         (502,844)   5,421,101
          --                --                --                 --                     --       15,740,179   10,319,078
  ----------        ----------       -----------         ----------            -----------      -----------  -----------
  $4,166,897        $1,464,375       $78,019,769         $8,045,520            $18,522,600      $15,237,335  $15,740,179
  ==========        ==========       ===========         ==========            ===========      ===========  ===========

                      Metropolitan Life Separate Account

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   Fidelity VIP Equity
                                                                                    Income Portfolio
                                                                               --------------------------
                                                                               For the Year  For the Year
                                                                                  Ended         Ended
                                                                               December 31,  December 31,
                                                                                   2001          2000
                                                                               ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
   Net investment income (loss)............................................... $  6,992,912  $  9,072,102
   Net realized gain (loss) from security transactions........................    1,349,973     3,950,591
   Change in net unrealized (depreciation) appreciation of investments........  (16,321,538)   (4,437,251)
                                                                               ------------  ------------
   Net (decrease) increase in net assets resulting from operations............   (7,978,653)    8,585,442
                                                                               ------------  ------------
  From capital transactions:
   Net premiums...............................................................   21,719,604    14,991,159
   Redemptions................................................................   (8,013,039)   (9,971,830)
                                                                               ------------  ------------
   Total net (redemptions) premiums...........................................   13,706,565     5,019,329
   Net portfolio transfers....................................................   (3,203,013)  (15,486,984)
   Net other transfers........................................................      (48,131)      (23,777)
                                                                               ------------  ------------
   Net (decrease) increase in net assets resulting from capital transactions..   10,455,421   (10,491,432)
                                                                               ------------  ------------
NET CHANGE IN NET ASSETS......................................................    2,476,768    (1,905,990)
NET ASSETS--BEGINNING OF PERIOD...............................................  130,953,599   132,859,589
                                                                               ------------  ------------
NET ASSETS--END OF PERIOD..................................................... $133,430,367  $130,953,599
                                                                               ============  ============

                                                                               Fidelity VIP Growth Portfolio
                                                                               ----------------------------
                                                                               For the Year    For the Year
                                                                                  Ended           Ended
                                                                               December 31,    December 31,
                                                                                   2001            2000
                                                                               ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
   Net investment income (loss)............................................... $ 12,771,693    $ 24,723,860
   Net realized gain (loss) from security transactions........................    4,343,482       7,593,703
   Change in net unrealized (depreciation) appreciation of investments........  (59,277,205)    (62,636,452)
                                                                               ------------    ------------
   Net (decrease) increase in net assets resulting from operations............  (42,162,030)    (30,318,889)
                                                                               ------------    ------------
  From capital transactions:
   Net premiums...............................................................   31,287,806      27,763,564
   Redemptions................................................................  (11,649,137)    (16,368,150)
                                                                               ------------    ------------
   Total net (redemptions) premiums...........................................   19,638,669      11,395,414
   Net portfolio transfers....................................................  (12,954,638)       (929,926)
   Net other transfers........................................................      (45,081)        (93,123)
                                                                               ------------    ------------
   Net (decrease) increase in net assets resulting from capital transactions..    6,638,950      10,372,365
                                                                               ------------    ------------
NET CHANGE IN NET ASSETS......................................................  (35,523,080)    (19,946,524)
NET ASSETS--BEGINNING OF PERIOD...............................................  225,562,990     245,509,514
                                                                               ------------    ------------
NET ASSETS--END OF PERIOD..................................................... $190,039,910    $225,562,990
                                                                               ============    ============

                      See Notes to Financial Statements.


       Fidelity VIP        Fidelity VIP II Investment Fidelity VIP II Asset Manager  Calvert Social Balanced
    Overseas Portfolio        Grade Bond Portfolio              Portfolio                   Portfolio
-------------------------  -------------------------  ----------------------------  ------------------------
For the Year  For the Year For the Year  For the Year For the Year    For the Year  For the Year For the Year
   Ended         Ended        Ended         Ended        Ended           Ended         Ended        Ended
December 31,  December 31, December 31,  December 31, December 31,    December 31,  December 31, December 31,
    2001          2000         2001          2000         2001            2000          2001         2000
------------  ------------ ------------  ------------ ------------    ------------  ------------ ------------
$  4,124,361  $ 3,272,820  $   492,357   $   541,170  $ 2,573,671     $ 5,767,589   $ 2,290,450  $ 1,943,372
 (11,481,626)  (5,549,491)      22,431           559      (72,641)        616,064       409,210      815,669
     569,907   (3,978,812)     412,609       419,832   (5,345,005)     (9,236,696)   (6,985,802)  (5,365,536)
------------  -----------  -----------   -----------  -----------     -----------   -----------  -----------
  (6,787,358)  (6,255,483)     927,397       961,561   (2,843,975)     (2,853,043)   (4,286,142)  (2,606,495)
------------  -----------  -----------   -----------  -----------     -----------   -----------  -----------
   4,230,751    5,156,677    3,168,235     1,577,763    5,275,568       6,030,690     6,593,693    6,968,100
  (2,224,873)  (2,031,142)  (1,265,495)     (652,347)  (3,352,358)     (4,839,200)   (2,394,706)  (3,346,894)
------------  -----------  -----------   -----------  -----------     -----------   -----------  -----------
   2,005,878    3,125,535    1,902,740       925,416    1,923,210       1,191,490     4,198,987    3,621,206
  (2,822,921)     123,654    2,275,631      (206,123)  (2,607,518)     (2,444,733)   (2,530,451)    (840,765)
      (9,706)     181,116          434        (1,931)     (32,230)        (33,521)       (5,289)     (50,133)
------------  -----------  -----------   -----------  -----------     -----------   -----------  -----------
    (826,749)   3,430,305    4,178,805       717,362     (716,538)     (1,286,764)    1,663,247    2,730,308
------------  -----------  -----------   -----------  -----------     -----------   -----------  -----------
  (7,614,107)  (2,825,178)   5,106,202     1,678,923   (3,560,513)     (4,139,807)   (2,622,895)     123,813
  32,255,685   35,080,863   10,964,209     9,285,286   56,033,223      60,173,030    54,425,869   54,302,056
------------  -----------  -----------   -----------  -----------     -----------   -----------  -----------
$ 24,641,578  $32,255,685  $16,070,411   $10,964,209  $52,472,710     $56,033,223   $51,802,974  $54,425,869
============  ===========  ===========   ===========  ===========     ===========   ===========  ===========

                      Metropolitan Life Separate Account

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                         MFS Research
                                                                                Calvert Social Mid Cap   International
                                                                                   Growth Portfolio        Portfolio
                                                                               ------------------------  -------------
                                                                                                            For the
                                                                                 For the      For the    Period May 1,
                                                                                Year Ended   Year Ended     2001 to
                                                                               December 31, December 31, December 31,
                                                                                   2001         2000         2001
                                                                               ------------ ------------ -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)............................................... $   690,657  $   822,405   $   (8,430)
   Net realized gain (loss) from security transactions........................      91,761      338,286     (154,703)
   Change in net unrealized (depreciation) appreciation of investments........  (2,456,958)    (405,581)      64,927
                                                                               -----------  -----------   ----------
   Net (decrease) increase in net assets resulting from operations............  (1,674,540)     755,110      (98,206)
                                                                               -----------  -----------   ----------
  From capital transactions:
   Net premiums...............................................................   2,975,912    1,606,428    1,907,461
   Redemptions................................................................    (698,397)    (729,665)     (28,536)
                                                                               -----------  -----------   ----------
   Total net (redemptions) premiums...........................................   2,277,515      876,763    1,878,925
   Net portfolio transfers....................................................    (484,072)   2,567,542    1,830,503
   Net other transfers........................................................      (6,559)       1,965          521
                                                                               -----------  -----------   ----------
   Net (decrease) increase in net assets resulting from capital transactions..   1,786,884    3,446,270    3,709,949
                                                                               -----------  -----------   ----------
NET CHANGE IN NET ASSETS......................................................     112,344    4,201,380    3,611,743
NET ASSETS--BEGINNING OF PERIOD...............................................  12,214,726    8,013,346           --
                                                                               -----------  -----------   ----------
NET ASSETS--END OF PERIOD..................................................... $12,327,070  $12,214,726   $3,611,743
                                                                               ===========  ===========   ==========

                      See Notes to Financial Statements.

                     PIMCO         PIMCO     American Funds American Funds  American Funds
 MFS Mid Cap     Total Return   Innovations      Growth      Global Small      Growth &
   Growth          Portfolio     Portfolio     Portfolio    Cap Portfolio  Income Portfolio
-------------    ------------- ------------- -------------- -------------- ----------------
   For the          For the       For the       For the        For the         For the
Period May 1,    Period May 1, Period May 1, Period May 1,  Period May 1,   Period May 1,
   2001 to          2001 to       2001 to       2001 to        2001 to         2001 to
December 31,     December 31,  December 31,   December 31,   December 31,    December 31,
    2001             2001          2001           2001           2001            2001
-------------    ------------- ------------- -------------- -------------- ----------------
$   (43,236)      $   630,468   $   (48,151)  $ 1,948,431     $   38,470     $   404,468
   (272,607)          113,883       571,002    (2,689,026)      (173,168)       (246,604)
    497,687          (298,698)     (247,179)      770,317        561,696         413,295
 -----------      -----------   -----------   -----------     ----------     -----------
    181,844           445,653       275,672        29,722        426,998         571,159
 -----------      -----------   -----------   -----------     ----------     -----------
  4,173,265        13,011,753     2,672,212    17,039,465      2,930,262      13,166,365
  (174,183)          (447,923)     (164,818)     (454,636)       (53,280)       (443,449)
 -----------      -----------   -----------   -----------     ----------     -----------
  3,999,082        12,563,830     2,507,394    16,584,829      2,876,982      12,722,916
  8,952,053        16,785,028    12,815,220    29,950,379      4,329,114      22,928,444
       (153)           (7,191)     (301,763)      (17,817)       (10,473)         (4,587)
 -----------      -----------   -----------   -----------     ----------     -----------
  12,950,982       29,341,667    15,020,851    46,517,391      7,195,623      35,646,773
 -----------      -----------   -----------   -----------     ----------     -----------
  13,132,826       29,787,320    15,296,523    46,547,113      7,622,621      36,217,932
          --               --            --            --             --              --
 -----------      -----------   -----------   -----------     ----------     -----------
 $13,132,826      $29,787,320   $15,296,523   $46,547,113     $7,622,621     $36,217,932
 ===========      ===========   ===========   ===========     ==========     ===========

                     Metropolitan Life Separate Account E

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 2001

1. BUSINESS

   Metropolitan Life Separate Account E (the "Separate Account"), a separate account of Metropolitan Life Insurance Company ("Metropolitan Life"), was established on September 27, 1983 to support Metropolitan Life's operations with respect to certain variable annuity contracts ("Contracts"). Metropolitan Life is a wholly owned subsidiary of MetLife, Inc. ("MetLife"). The Separate Account was registered as a unit investment trust on April 6, 1984 under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York Insurance Department. The Separate Account presently consists of forty-seven investment portfolios that support five Contracts (VestMet, Preference Plus, Preference Plus Select, Enhanced and Financial Freedom, and MetLife Asset Builder). The assets in each Contract are invested in shares of the corresponding portfolios of the Metropolitan Series Fund, Inc., the Fidelity Variable Insurance Products Funds, the Calvert
Variable Series Fund, Inc., the New England Zenith Series Fund, the American Series Fund, and the MetLife Investors Trust Funds, collectively, (the "Funds").

   The assets of the Separate Account are registered in the name of Metropolitan Life. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from Metropolitan Life's other assets and liabilities. The portion of the Separate Accounts' assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Metropolitan Life may conduct.

   On May 1, 2000, operations commenced for the one new investment portfolio added to the separate account on that date, Putnam Large Cap Growth Portfolio. On July 5, 2000, operations commenced for the four new investment portfolios added to the Separate Account on that date: the State Street Research Aurora Small Cap Value Portfolio, the MetLife Mid Cap Stock Index Portfolio, the Davis Venture Value Portfolio, and the Loomis Sayles Small Cap Portfolio. On May 1, 2001, operations commenced for the fourteen new investment portfolios added to the Separate Account on that date: Janus Growth Portfolio, Franklin Templeton Small Cap Growth Portfolio, MFS Investors Trust Portfolio, MFS Research Managers Portfolio, Harris Oakmark Mid Cap Value Portfolio, Salomon Brothers Strategic Bond Opportunities Portfolio, Salomon Brothers U.S. Government Portfolio, American Funds Growth Portfolio, American Funds Growth & Income Portfolio, American Funds Global Small Cap Portfolio, MFS Mid Cap Growth Portfolio, MFS Research International Portfolio, PIMCO Total Return Portfolio, and PIMCO Innovations Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

       The financial statements included therein have been prepared in accordance with accounting principles generally accepted in the United States of America for variable annuity separate accounts registered as unit investment trusts.

    A. Valuation of Investments

       Investments are made in the portfolios of the Funds and are valued at the reported net asset values of these portfolios. The investments of the Funds are valued at fair value. Money market fund investments are valued utilizing the amortized cost method of valuation.

    B. Security Transactions

       Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.

    C. Federal Income Taxes

       The operations of the Separate Account are included in the Federal income tax return of Metropolitan Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code
       (IRC). Under the current provisions of the IRC, Metropolitan Life does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for Federal income taxes. Metropolitan Life will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributed to the contracts.

    D. Net Premiums

       Metropolitan Life deducts a sales load and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain policies, Metropolitan Life also deducts a Federal income tax charge before amounts are allocated to the Separate Account. The Federal income tax charge is imposed in connection with certain policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

    E. Use of Estimates

       The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

    F. Purchase Payments

       Purchase payments received by Metropolitan Life are credited as Accumulation Units as of the end of the valuation period in which received, as provided in the prospectus.

3. EXPENSES

   With respect to assets in the Separate Account that support certain policies, Metropolitan Life deducts a charge from the net assets of the Separate Account for the assumption of general administrative expenses and mortality and expense risks. This charge is equivalent to an effective annual rate of 1.5% of the average daily values of the assets in the Separate Account for VestMet contracts and 1.25% for Preference Plus contracts. Of this charge, Metropolitan Life estimates .75% is for general administrative expenses for VestMet contracts and .50% is for Preference Plus contracts and .75% is for the mortality and expense risk on both contracts. However, for the Enhanced and Financial Freedom Account Contracts, the charge is equivalent to an effective annual rate of .95% of the average daily value of the assets for these contracts. Of this charge, Metropolitan Life estimates .20% is for general administrative expenses and .75% is for mortality and expense risk. The Variable B, C, and D contracts are charged for administrative expenses and mortality and expense risk according to the rate under their respective contracts. The Separate Account charges for Preference Plus Select contracts are as follows: 1.25% for the B class; 1.50% for the L class; 1.65% for the C class; and 1.70% for the first seven years of the Bonus class (after which this reverts to the B class charge.) In addition, there are Separate Account charges associated with the optional riders available; these are as follows: 0.10% for the Annual Step-Up death benefit; 0.25% for the Greater of Annual Step-Up; and 5% Increase death benefit; and 0.25% for the Earnings Preservation Benefit.

4. PURCHASES AND SALES OF INVESTMENTS

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2001 are as follows:

                                                              Purchases    Sales
                                                              ---------- ----------
                                                                 (In Thousands)
State Street Research Investment Trust Portfolio............. $  334,238 $  252,191
State Street Research Income Portfolio.......................     92,822     29,524
State Street Research Money Market Portfolio.................      3,112      2,918
State Street Research Diversified Portfolio..................    225,710    239,278
State Street Research Investment Trust Portfolio (Variable B)      9,840      5,900
State Street Research Investment Trust Portfolio (Variable C)        348        127
State Street Research Investment Trust Portfolio (Variable D)          5         --
State Street Research Aggressive Growth Portfolio............    304,739    164,877
MetLife Stock Index Portfolio................................    457,231    368,477
Putnam International Stock Portfolio.........................  1,112,743  1,174,920
Loomis Sayles High Yield Bond Portfolio......................     22,682     18,957
Janus Mid Cap Portfolio......................................    163,488    361,427
T. Rowe Price Small Cap Growth Portfolio.....................    269,909    327,983
Scudder Global Equity Portfolio..............................     34,929     13,151
Harris Oakmark Large Cap Value Portfolio.....................    147,112     17,030
Neuberger Berman Partners Mid Cap Value Portfolio............     58,889     28,033
T. Rowe Price Large Cap Growth Portfolio.....................     20,661     24,772
Lehman Brothers Aggregate Bond Index Portfolio...............    103,344     26,581
Morgan Stanley EAFE Index Portfolio..........................     91,824     83,064
Russell 2000 Index Portfolio.................................     23,899     19,536
Putnam Large Cap Growth Portfolio............................     20,930      6,920
State Street Research Aurora Small Cap Value Portfolio.......    160,318     14,444
MetLife Mid Cap Stock Index Portfolio........................     38,932     12,820
Janus Growth Portfolio.......................................     10,029      1,428
Franklin Templeton Small Cap Growth..........................      7,504        626
Davis Venture Value Portfolio................................     45,278      8,751
Loomis Sayles Small Cap Portfolio............................     10,705      2,740
MFS Investors Trust Portfolio................................      4,613        393
MFS Research Managers Portfolio..............................      1,821        312
Harris Oakmark Mid Cap Value Portfolio.......................     74,936      1,877
Salomon Brothers Strategic Bond Opportunities Portfolio......      8,770        835
Salomon Brothers U.S. Government Portfolio...................     23,093      4,584
Fidelity VIP Money Market Portfolio..........................    594,906    595,407
Fidelity VIP Equity Income Portfolio.........................     23,437      4,638
Fidelity VIP Growth Portfolio................................     35,914     12,160
Fidelity VIP Overseas Portfolio..............................    274,805    282,989
Fidelity VIP II Investment Grade Bond Portfolio..............      6,321      1,627
Fidelity VIP II Asset Manager Portfolio......................      5,890      4,105
Calvert Social Balanced Portfolio............................      7,007      2,644
Calvert Social Mid Cap Growth Portfolio......................      3,927      1,358
MFS Research International Portfolio.........................      8,120      4,573
MFS Mid Cap Growth Portfolio.................................     14,012      1,377
PIMCO Total Return Portfolio.................................     32,540      2,454
PIMCO Innovations Portfolio..................................     29,593     14,050
American Funds Growth Portfolio..............................     54,279      8,503
American Funds Global Small Cap Portfolio....................      8,025        964
American Funds Growth & Income Portfolio.....................     36,948      1,143
                                                              ---------- ----------
Total........................................................ $5,020,178 $4,152,468
                                                              ========== ==========

5. CHANGES IN UNITS OUTSTANDING

   The changes in units outstanding for the year ended December 31, 2001 are as follows:

                                                               State Street
                                   State Street   State Street   Research   State Street
                                     Research       Research      Money       Research
                                 Investment Trust    Income       Market    Diversified
                                    Portfolio      Portfolio    Portfolio    Portfolio
                                 ---------------- ------------ ------------ ------------
(In Thousands)
Outstanding at January 1, 2000..      66,973         17,699         637        78,707
Activity during 2001:
  Issued........................       6,835          6,415         151         7,709
  Redeemed......................     (14,127)        (4,737)       (161)      (15,763)
                                     -------         ------        ----       -------
Outstanding at December 31, 2001      59,681         19,377         627        70,653
                                     =======         ======        ====       =======

                              State Street
                                Research    MetLife     Putnam     Loomis Sayles
Variable  Variable  Variable   Aggressive    Stock   International  High Yield     Janus
    B         C         D        Growth      Index       Stock         Bond       Mid Cap
Portfolio Portfolio Portfolio  Portfolio   Portfolio   Portfolio     Portfolio   Portfolio
--------- --------- --------- ------------ --------- ------------- ------------- ---------
   367       16         0.1      35,680      90,483      15,094        5,542       61,499
   306        8        0.03       5,786      25,206      83,745        2,709       24,018
  (173)      (3)      (0.03)     (8,663)    (28,975)    (84,078)      (2,690)     (30,123)
  ----       --       -----      ------     -------     -------       ------      -------
   500       21         0.1      32,803      86,714      14,761        5,561       55,394
  ====       ==       =====      ======     =======     =======       ======      =======

                                 T. Rowe Price                                  Neuberger
                                   Small Cap      Scudder    Harris Oakmark  Berman Partners
                                    Growth     Global Equity Large Cap Value  Mid Cap Value
                                   Portfolio     Portfolio      Portfolio       Portfolio
                                 ------------- ------------- --------------- ---------------
(In Thousands)
Outstanding at January 1, 2000..     20,924       12,438          5,122           7,840
Activity during 2001:
  Issued........................     25,896        3,260         19,069           7,769
  Redeemed......................    (26,924)      (2,978)        (7,195)         (6,126)
                                    -------       ------         ------          ------
Outstanding at December 31, 2001     19,896       12,720         16,996           9,483
                                    =======       ======         ======          ======


T. Rowe Price Lehman Brothers   Morgan                            State Street
  Large Cap      Aggregate     Stanley    Russell   Putnam Large Research Aurora   MetLife Mid     Janus
   Growth       Bond Index    EAFE Index 2000 Index  Cap Growth  Small Cap Value Cap Stock Index  Growth
  Portfolio      Portfolio    Portfolio  Portfolio   Portfolio      Portfolio       Portfolio    Portfolio
------------- --------------- ---------- ---------- ------------ --------------- --------------- ---------
   12,984         11,437         8,353      9,545       2,596         4,165           5,604           --
    5,100         13,647        12,943      4,257       5,176        17,050           6,238        1,422
   (5,396)        (6,913)       (9,821)    (3,687)     (2,120)       (6,363)         (3,505)        (342)
   ------         ------        ------     ------      ------        ------          ------        -----
   12,688         18,171        11,475     10,115       5,652        14,852           8,337        1,080
   ======         ======        ======     ======      ======        ======          ======        =====

                                     Franklin
                                    Templeton         Davis     Loomis Sayles MFS Investors
                                 Small Cap Growth Venture Value   Small Cap       Trust
                                    Portfolio       Portfolio     Portfolio     Portfolio
                                 ---------------- ------------- ------------- -------------
(In Thousands)
Outstanding at January 1, 2000..         --             940          367            --
Activity during 2001:
  Issued........................        932           2,135          595           570
  Redeemed......................       (137)           (922)        (260)          (71)
                                       ----           -----         ----           ---
Outstanding at December 31, 2001        795           2,153          702           499
                                       ====           =====         ====           ===

                                                        Fidelity
               Harris     Salomon Brothers    Salomon      VIP                  Fidelity  Fidelity
MFS Research Oakmark Mid     Strategic      Brothers US   Money   Fidelity VIP     VIP       VIP
  Managers    Cap Value  Bond Opportunities Government   Market   Equity Income  Growth   Overseas
 Portfolio    Portfolio      Portfolio       Portfolio  Portfolio   Portfolio   Portfolio Portfolio
------------ ----------- ------------------ ----------- --------- ------------- --------- ---------
     --            --             --              --       1,091      3,437       4,642      1,430
    199         3,701            625           1,921      40,755        709         982     14,307
    (33)         (793)          (129)           (685)    (40,818)      (426)       (830)   (14,339)
    ---         -----           ----           -----     -------      -----       -----    -------
    166         2,908            496           1,236       1,028      3,720       4,794      1,398
    ===         =====           ====           =====     =======      =====       =====    =======

                                   Fidelity  Fidelity
                                    VIP II    VIP II    Calvert     Calvert
                                  Investment   Asset    Social   Social Mid Cap
                                  Grade Bond  Manager  Balanced      Growth
                                  Portfolio  Portfolio Portfolio   Portfolio
                                  ---------- --------- --------- --------------
 (In Thousands)
 Outstanding at January 1, 2000..     603      2,240     2,063        393
 Activity during 2001:
   Issued........................     348        275       346        155
   Redeemed......................    (129)      (307)     (280)       (91)
                                     ----      -----     -----        ---
 Outstanding at December 31, 2001     822      2,208     2,129        457
                                     ====      =====     =====        ===

5. CHANGES IN UNITS OUTSTANDING--(Concluded)


MFS Research   MFS Mid      PIMCO        PIMCO    American Funds  American Funds  American Funds
International Cap Growth Total Return Innovations     Growth     Global Small Cap Growth & Income
  Portfolio   Portfolio   Portfolio    Portfolio    Portfolio       Portfolio        Portfolio
------------- ---------- ------------ ----------- -------------- ---------------- ---------------
       --          --          --           --           --              --              --
    1,020       1,919       3,617        5,264          510             695             474
     (605)       (361)       (793)      (3,208)        (116)           (136)            (62)
    -----       -----       -----       ------         ----            ----             ---
      415       1,558       2,824        2,056          394             559             412
    =====       =====       =====       ======         ====            ====             ===

6.  UNIT VALUES

   A summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying funds, for the period ended December 31, 2001 or lesser time period if applicable.

                                                                       State Street
                                     State Street     State Street       Research       State Street
                                       Research         Research          Money           Research
                                   Investment Trust      Income           Market        Diversified
                                      Portfolio        Portfolio        Portfolio        Portfolio
                                   ---------------- ---------------- ---------------- ----------------
2001
Units (In Thousands)..............           59,681           19,377              627           70,653
Unit Value........................ $30.49 to $68.31 $21.93 to $42.57 $20.00 to $21.65 $26.81 to $39.79
Net Assets (In Thousands).........       $1,946,685         $446,653          $12,549       $1,956,614
Investment Income Ratio to Net
 Assets (1).......................           13.58%            7.88%            3.81%            9.92%
Expenses as a percent of Average
 Net Assets (2)...................   0.95% to 1.80%   0.95% to 1.50%   1.25% to 1.50%   0.95% to 1.80%
Total Return (3)..................             -18%         1% to 7%         2% to 3%              -7%

--------
(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios excluded those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
(2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

                                State Street
                                  Research         MetLife          Putnam        Loomis Sayles
Variable  Variable  Variable     Aggressive         Stock        International     High Yield          Janus
    B         C         D          Growth           Index            Stock            Bond            Mid Cap
Portfolio Portfolio Portfolio    Portfolio        Portfolio        Portfolio        Portfolio        Portfolio
--------- --------- --------- ---------------- ---------------- ---------------- ---------------- ----------------
     500        21        --            32,803           86,714           14,761            5,561           55,394
 $142.17   $142.17   $165.93  $25.42 to $39.05 $32.93 to $38.60 $10.69 to $13.28 $10.65 to $10.80 $15.19 to $16.14
 $58,101    $2,268       $32          $867,274       $2,999,640         $190,565          $59,096         $882,658
  13.69%    13.28%    13.57%            25.00%            1.20%            3.64%           13.56%            0.00%
      1%        0%        0%    0.95% to 1.50%   0.95% to 1.80%   0.95% to 2.05%   0.95% to 1.25%   0.95% to 2.05%
    -18%      -18%      -17%       -24% to 25%             -13%       -21% to 0%       -2% to -3%       -38% to 2%


                                                 T. Rowe Price                                        Neuberger
                                                   Small Cap         Scudder      Harris Oakmark   Berman Partners
                                                    Growth        Global Equity   Large Cap Value   Mid Cap Value
                                                   Portfolio        Portfolio        Portfolio        Portfolio
                                                ---------------- ---------------- ---------------- ----------------
2001
Units (In Thousands)...........................           19,896           12,720           16,996            9,483
Unit Value..................................... $12.25 to $12.43 $11.97 to $12.55 $11.26 to $11.70 $14.76 to $15.34
Net Assets (In Thousands)......................         $243,648         $157,528         $197,391         $144,279
Investment Income Ratio to Net Assets (1)......            8.08%           11.56%            0.23%            2.22%
Expenses as a percent of Average Net Assets (2)   0.95% to 1.25%   0.95% to 1.80%   0.95% to 2.05%   0.95% to 2.05%
Total Return (3)...............................             -10%       -17% to 1%        3% to 17%        -3% to 3%


 T. Rowe Price   Lehman Brothers      Morgan                                      State Street
   Large Cap        Aggregate        Stanley         Russell       Putnam Large  Research Aurora    MetLife Mid        Janus
    Growth         Bond Index       EAFE Index      2000 Index      Cap Growth   Small Cap Value  Cap Stock Index     Growth
   Portfolio        Portfolio       Portfolio       Portfolio       Portfolio       Portfolio        Portfolio       Portfolio
---------------- ---------------- -------------- ---------------- -------------- ---------------- ---------------- --------------
          12,688           18,171         11,475           10,115          5,652           14,852            8,337          1,080
$11.29 to $11.73 $11.26 to $11.62 $8.44 to $8.77 $11.82 to $12.19 $4.95 to $4.97 $13.84 to $14.09 $10.36 to $10.41 $7.71 to $7.77
        $147,642         $209,359        $99,731         $122,162        $27,966         $208,402          $86,537         $8,379
           0.08%            1.57%          0.34%            0.27%          0.00%            0.49%            0.50%          0.00%
  0.95% to 2.05%   0.95% to 1.80% 0.95% to 2.05%   0.95% to 1.80% 0.95% to 1.25%   0.95% to 2.05%   0.95% to 1.25% 0.95% to 2.05%
      -11% to 1%         1% to 6%     -23% to 1%         0% to 3%   -31% to -32%        3% to 15%              -2%     -22% to 2%


                                                    Franklin
                                                   Templeton                       Loomis Sayles   MFS Investors
                                                Small Cap Growth  Davis Venture      Small Cap         Trust
                                                   Portfolio     Value Portfolio     Portfolio       Portfolio
                                                ---------------- ---------------- ---------------- --------------
2001
Units (In Thousands)...........................             795             2,153              702            499
Unit Value.....................................  $8.80 to $8.82  $25.24 to $27.60 $21.38 to $23.52 $8.15 to $8.42
Net Assets (In Thousands)......................          $6,999           $58,354          $16,060         $4,167
Investment Income Ratio to Net Assets (1)......           0.00%             9.18%            7.45%          0.00%
Expenses as a percent of Average Net Assets (2)  0.95% to 1.35%    0.95% to 2.05%   0.95% to 2.05% 0.95% to 2.05%
Total Return (3)...............................       12% to 0%        -12% to 2%        -9% to 2%     -11% to 1%


                                 Salomon Brothers      Salomon      Fidelity VIP
 MFS Research   Harris Oakmark      Strategic       Brothers U.S.      Money     Fidelity VIP  Fidelity VIP Fidelity VIP
   Managers     Mid Cap Value   Bond Opportunities   Government        Market    Equity Income    Growth      Overseas
  Portfolio       Portfolio         Portfolio         Portfolio      Portfolio     Portfolio    Portfolio    Portfolio
-------------- ---------------- ------------------ ---------------- ------------ ------------- ------------ ------------
           166            2,908               496             1,236     1,028         3,720         4,794       1,398
$8.83 to $8.90 $24.84 to $27.50  $15.16 to $16.56  $15.07 to $15.40    $15.06        $35.86        $39.65      $17.54
        $1,464          $78,020            $8,046           $18,523   $15,237      $133,430      $190,040     $24,642
         0.00%            0.00%             0.00%             0.00%     3.27%         6.22%         7.04%      15.44%
0.95% to 1.25%   0.95% to 2.05%    0.95% to 2.05%    0.95% to 1.25%     0.95%         0.95%         0.95%       0.95%
    -11% to 1%        3% to 12%          1% to 3%          2% to 6%        3%           -6%          -18%        -22%


                                                Fidelity VIP II Fidelity VIP II     Calvert         Calvert
                                                  Investment         Asset          Social       Social Mid Cap
                                                  Grade Bond        Manager        Balanced          Growth
                                                   Portfolio       Portfolio       Portfolio       Portfolio
                                                --------------- --------------- ---------------- --------------
2001
Units (In Thousands)...........................         822           2,208                2,129        457
Unit Value.....................................      $19.54          $23.75     $23.01 to $24.80     $26.95
Net Assets (In Thousands)......................     $16,070         $52,473              $51,803    $12,327
Investment Income Ratio to Net Assets (1)......       4.60%           5.66%                5.60%      6.52%
Expenses as a percent of Average Net Assets (2)       0.95%           0.95%       0.95% to 1.25%      0.95%
Total Return (3)...............................          7%             -5%                  -8%       -13%


MFS Research      MFS Mid          PIMCO           PIMCO       American Funds    American Funds  American Funds
International    Cap Growth     Total Return    Innovations        Growth       Global Small Cap Growth & Income
  Portfolio      Portfolio       Portfolio       Portfolio       Portfolio         Portfolio        Portfolio
-------------- -------------- ---------------- -------------- ----------------- ---------------- ----------------
           415          1,558            2,824          2,056               394              559              412
$8.38 to $8.75 $8.23 to $8.44 $10.38 to $10.57 $7.44 to $7.46 $99.46 to $124.56 $13.16 to $13.78 $83.86 to $92.64
        $3,612        $13,133          $29,787        $15,297           $46,547           $7,623          $36,218
         0.21%          0.00%            2.49%          0.00%             4.53%            0.81%            1.47%
0.95% to 1.35% 0.95% to 1.80%   0.95% to 2.05% 0.95% to 1.25%    0.95% to 2.05%   0.95% to 2.05%   0.95% to 1.35%
     13% to 2%     -16% to 2%         0% to 6%   -26% to -25%        -15% to 0%         9% to 2%        -3% to 0%

                  NOTES TO FINANCIAL STATEMENTS--(Concluded)



7. CHANGE OF FUND NAME

   Effective January 24, 2000, Putnam became the sub-investment manager of the Putnam International Stock Portfolio (formerly Santander International Stock Portfolio) of the Metropolitan Series Fund, Inc. Effective May 1, 2001, State Street Research Growth changed its name to State Street Research Investment Trust.

8. NEW DIVISION

   On August 3, 2001, the Separate Account offered a new contract, Preference Plus Select. On December 6, 2001, the Separate Account offered a new contract, MetLife Asset Builder.

                         Independent Auditors' Report

The Board of Directors and Shareholder of
Metropolitan Life Insurance Company:

   We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2001 and 2000, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2001 and 2000, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York
February 12, 2002

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2001 AND 2000
                             (Dollars in millions)

                                                                                           2001     2000
                                                                                         -------- --------
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value.................................... $110,601 $112,445
  Equity securities, at fair value......................................................    3,027    2,193
  Mortgage loans on real estate.........................................................   24,626   21,951
  Real estate and real estate joint ventures............................................    4,925    5,504
  Policy loans..........................................................................    7,894    8,158
  Other limited partnership interests...................................................    1,637    1,652
  Short-term investments................................................................    1,168      930
  Other invested assets.................................................................    3,013    2,898
                                                                                         -------- --------
   Total investments....................................................................  156,891  155,731
Cash and cash equivalents...............................................................    3,932    3,419
Accrued investment income...............................................................    1,981    2,040
Premiums and other receivables..........................................................    7,005    7,962
Deferred policy acquisition costs.......................................................   10,471   10,497
Other assets............................................................................    4,750    3,823
Separate account assets.................................................................   62,714   70,250
                                                                                         -------- --------
   Total assets......................................................................... $247,744 $253,722
                                                                                         ======== ========
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Future policy benefits................................................................ $ 83,493 $ 81,966
  Policyholder account balances.........................................................   54,764   54,095
  Other policyholder funds..............................................................    5,880    5,029
  Policyholder dividends payable........................................................    1,042    1,082
  Policyholder dividend obligation......................................................      708      385
  Short-term debt.......................................................................      345    1,085
  Long-term debt........................................................................    2,380    3,406
  Current income taxes payable..........................................................      162      127
  Deferred income taxes payable.........................................................    1,893      742
  Payables under securities loaned transactions.........................................   12,662   12,301
  Other liabilities.....................................................................    6,981    7,120
  Separate account liabilities..........................................................   62,714   70,250
                                                                                         -------- --------
   Total liabilities....................................................................  233,024  237,588
                                                                                         -------- --------
Commitments and contingencies (Note 11)
Company-obligated mandatorily redeemable securities of subsidiary trusts................      276      118
                                                                                         -------- --------
Stockholder's Equity:
  Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664
   shares issued and outstanding at December 31, 2001 and 2000..........................        5        5
  Additional paid-in capital............................................................   12,825   14,549
  Retained earnings.....................................................................       --      407
  Accumulated other comprehensive income................................................    1,614    1,055
                                                                                         -------- --------
   Total stockholder's equity...........................................................   14,444   16,016
                                                                                         -------- --------
   Total liabilities and stockholder's equity........................................... $247,744 $253,722
                                                                                         ======== ========

         See accompanying notes to consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME FOR THE YEARS ENDED DECEMBER 31, 2001, 2000
                                    AND 1999
                             (Dollars in millions)

                                                                                           2001    2000     1999
                                                                                          ------- -------  -------
REVENUES
Premiums................................................................................. $17,023 $16,263  $12,088
Universal life and investment-type product policy fees...................................   1,874   1,820    1,433
Net investment income....................................................................  11,791  11,773    9,816
Other revenues...........................................................................   1,532   2,259    1,861
Net investment gains (losses) (net of amounts allocable to other accounts of $(33), $(54)
  and $(67), respectively)...............................................................     927    (418)     (70)
                                                                                          ------- -------  -------
   Total revenues........................................................................  33,147  31,697   25,128
                                                                                          ------- -------  -------
EXPENSES
Policyholder benefits and claims (excludes amounts directly related to net investment
  gains and losses of $(54), $41 and $(21), respectively)................................  18,265  16,935   13,100
Interest credited to policyholder account balances.......................................   3,035   2,935    2,441
Policyholder dividends...................................................................   2,060   1,913    1,690
Payments to former Canadian policyholders................................................      --     327       --
Demutualization costs....................................................................      --     230      260
Other expenses (excludes amounts directly related to net investment gains and losses of
  $21, $(95) and $(46), respectively)....................................................   7,464   7,931    6,462
                                                                                          ------- -------  -------
   Total expenses........................................................................  30,824  30,271   23,953
                                                                                          ------- -------  -------
Income before provision for income taxes.................................................   2,323   1,426    1,175
Provision for income taxes...............................................................     836     477      558
                                                                                          ------- -------  -------
Net income............................................................................... $ 1,487 $   949  $   617
                                                                                          ======= =======  =======
Net income after April 7, 2000 (date of demutualization) (Note 1)........................         $ 1,169
                                                                                                  =======


         See accompanying notes to consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
             FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
                             (Dollars in millions)

                                                                                Accumulated Other Comprehensive
                                                                                         Income (Loss)
                                                                               --------------------------------
                                                                                  Net
                                                                               Unrealized   Foreign    Minimum
                                                          Additional           Investment  Currency    Pension
                                                   Common  Paid-in   Retained    Gains    Translation Liability
                                                   Stock   Capital   Earnings   (Losses)  Adjustment  Adjustment  Total
                                                   ------ ---------- --------  ---------- ----------- ---------- -------
Balance at January 1, 1999........................  $--    $    --   $ 13,483   $ 1,540      $(144)      $(12)   $14,867
Comprehensive loss:...............................
  Net income......................................                        617                                        617
  Other comprehensive loss:
   Unrealized investment losses, net of related
    offsets, reclassification adjustments and
    income taxes..................................                               (1,837)                          (1,837)
   Foreign currency translation adjustments.......                                              50                    50
   Minimum pension liability adjustment...........                                                         (7)        (7)
                                                                                                                 -------
   Other comprehensive loss.......................                                                                (1,794)
                                                                                                                 -------
  Comprehensive loss..............................                                                                (1,177)
                                                    ---    -------   --------   -------      -----       ----    -------
Balance at December 31, 1999......................   --         --     14,100      (297)       (94)       (19)    13,690
Policy credits and cash payments to eligible
 policyholders....................................                     (2,958)                                    (2,958)
Common stock issued in demutualization............    5     10,917    (10,922)                                        --
Capital contribution from Parent..................           3,632                                                 3,632
Dividends on common stock.........................                       (762)                                      (762)
Comprehensive income:
  Net loss before date of demutualization.........                       (220)                                      (220)
  Net income after date of demutualization........                      1,169                                      1,169
  Other comprehensive income:
   Unrealized investment gains, net of related
    offsets, reclassification adjustments and
    income taxes..................................                                1,480                            1,480
   Foreign currency translation adjustments.......                                              (6)                   (6)
   Minimum pension liability adjustment...........                                                         (9)        (9)
                                                                                                                 -------
   Other comprehensive income.....................                                                                 1,465
                                                                                                                 -------
  Comprehensive income............................                                                                 2,414
                                                    ---    -------   --------   -------      -----       ----    -------
Balance at December 31, 2000......................    5     14,549        407     1,183       (100)       (28)    16,016
Sale of subsidiary to Holding Company.............              96                 (109)        19                     6
Issuance of warrants - by subsidiary..............              40                                                    40
Dividends on common stock.........................          (1,860)    (1,894)                                    (3,754)
Comprehensive income:
  Net income......................................                      1,487                                      1,487
  Other comprehensive income:
   Cumulative effect of change in accounting for
    derivatives, net of income taxes and
    reclassification adjustment...................                                   22                               22
   Unrealized gains on derivative instruments,
    net of income taxes...........................                                   24                               24
   Unrealized investment gains, net of related
    offsets, reclassification adjustments and
    income taxes..................................                                  679                              679
   Foreign currency translation adjustments.......                                             (58)                  (58)
   Minimum pension liability adjustment...........                                                        (18)       (18)
                                                                                                                 -------
   Other comprehensive income.....................                                                                   649
                                                                                                                 -------
  Comprehensive income............................                                                                 2,136
                                                    ---    -------   --------   -------      -----       ----    -------
Balance at December 31, 2001......................  $ 5    $12,825   $     --   $ 1,799      $(139)      $(46)   $14,444
                                                    ===    =======   ========   =======      =====       ====    =======

         See accompanying notes to consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

 CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED DECEMBER 31, 2001,
                                 2000 AND 1999
                             (Dollars in millions)

                                                                                     2001      2000      1999
                                                                                   --------  --------  --------
Cash flows from operating activities
Net income........................................................................ $  1,487  $    949  $    617
 Adjustments to reconcile net income to net cash provided by operating activities:
   Depreciation and amortization expenses.........................................      (40)      (88)      173
   Losses from sales of investments and businesses, net...........................     (894)      472       137
   Interest credited to other policyholder account balances.......................    3,035     2,935     2,441
   Universal life and investment-type product policy fees.........................   (1,874)   (1,820)   (1,433)
   Change in premiums and other receivables.......................................      (14)     (164)     (619)
   Change in deferred policy acquisition costs, net...............................     (553)     (519)     (389)
   Change in insurance-related liabilities........................................    3,429     2,590     2,243
   Change in income taxes payable.................................................      871       246        22
   Change in other liabilities....................................................      (57)   (2,193)      874
   Other, net.....................................................................   (1,147)   (1,166)     (183)
                                                                                   --------  --------  --------
Net cash provided by operating activities.........................................    4,243     1,242     3,883
                                                                                   --------  --------  --------
Cash flows from investing activities
 Sales, maturities and repayments of:
   Fixed maturities...............................................................   51,101    57,326    73,120
   Equity securities..............................................................    2,107       899       760
   Mortgage loans on real estate..................................................    1,910     2,163     1,992
   Real estate and real estate joint ventures.....................................    1,090       655     1,062
   Other limited partnership interests............................................      463       422       469
 Purchases of:
   Fixed maturities...............................................................  (51,678)  (63,779)  (72,253)
   Equity securities..............................................................   (3,050)     (863)     (410)
   Mortgage loans on real estate..................................................   (3,412)   (2,836)   (4,395)
   Real estate and real estate joint ventures.....................................     (592)     (407)     (341)
   Other limited partnership interests............................................     (497)     (660)     (465)
 Net change in short-term investments.............................................     (303)    2,382    (1,577)
 Purchase of businesses, net of cash received.....................................       --      (416)   (2,972)
 Proceeds from sales of businesses................................................      921       877        --
 Net change in payable under securities loaned transactions.......................      361     5,840     2,692
 Other, net.......................................................................     (547)     (925)      (71)
                                                                                   --------  --------  --------
Net cash (used in) provided by investing activities............................... $ (2,126) $    678  $ (2,389)
                                                                                   --------  --------  --------

         See accompanying notes to consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

             FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
                             (Dollars in millions)

                                                                                     2001      2000      1999
                                                                                   --------  --------  --------
Cash flows from financing activities
 Policyholder account balances:
   Deposits....................................................................... $ 29,012  $ 28,620  $ 18,428
   Withdrawals....................................................................  (25,299)  (28,235)  (20,650)
 Net change in short-term debt....................................................     (740)   (3,095)      608
 Long-term debt issued............................................................      353     1,224        42
 Long-term debt repaid............................................................   (1,379)     (124)     (434)
 Capital contribution from Parent.................................................        6     3,632
 Net proceeds from issuance of company-obligated mandatorily redeemable securities
   of subsidiary trust............................................................      197        --        --
 Cash payments to eligible policyholders..........................................       --    (2,550)       --
 Dividends on common stock........................................................   (3,754)     (762)       --
                                                                                   --------  --------  --------
Net cash used in financing activities.............................................   (1,604)   (1,290)   (2,006)
                                                                                   --------  --------  --------
Change in cash and cash equivalents...............................................      513       630      (512)
Cash and cash equivalents, beginning of year......................................    3,419     2,789     3,301
                                                                                   --------  --------  --------
Cash and cash equivalents, end of year............................................ $  3,932  $  3,419  $  2,789
                                                                                   ========  ========  ========
Supplemental disclosures of cash flow information:
 Cash paid during the year for:
   Interest....................................................................... $    336  $    448  $    388
                                                                                   ========  ========  ========
   Income taxes................................................................... $    453  $    256  $    587
                                                                                   ========  ========  ========
 Non-cash transactions during the year:
   Policy credits to eligible policyholders....................................... $     --  $    408  $     --
                                                                                   ========  ========  ========
   Business acquisitions--assets.................................................. $     --  $ 22,936  $  5,328
                                                                                   ========  ========  ========
   Business acquisitions--liabilities............................................. $     --  $ 22,437  $  1,860
                                                                                   ========  ========  ========
   Business dispositions--assets.................................................. $  6,162  $  1,184  $     --
                                                                                   ========  ========  ========
   Business dispositions--liabilities............................................. $  5,263  $  1,014  $     --
                                                                                   ========  ========  ========
   Real estate acquired in satisfaction of debt................................... $     11  $     22  $     37
                                                                                   ========  ========  ========
   Mortgage note on sale of real estate........................................... $  1,530  $     --  $     --
                                                                                   ========  ========  ========


         See accompanying notes to consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Summary of Significant Accounting Policies

  Business

   Metropolitan Life Insurance Company ("Metropolitan Life") and its subsidiaries (the "Company") is a leading provider of insurance and financial services to a broad section of individual and institutional customers. The Company offers life insurance, annuities and mutual funds to individuals and group insurance, reinsurance and retirement and savings products and services to corporations and other institutions. Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc. ("MetLife" or the "Holding Company").

  Basis of Presentation

   The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The New York State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determination.

   The accompanying consolidated financial statements include the accounts of Metropolitan Life and its subsidiaries, partnerships and joint ventures in which the Company has a majority voting interest or general partner interest with limited removal rights by limited partners. Closed block assets, liabilities, revenues and expenses are combined on a line by line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. Intercompany accounts and transactions have been eliminated. Metropolitan Insurance and Annuity Company ("MIAC"), which was sold to MetLife in 2001 is included in the accompanying consolidated financial statements until the date of sale. See note 12 "Acquisitions and Dispositions".

   The Company uses the equity method to account for its investments in real estate joint ventures and other limited partnership interests in which it does not have a controlling interest, but has more than a minimal interest.

   Minority interest related to consolidated entities included in other liabilities was $442 million and $409 million at December 31, 2001 and 2000, respectively.

   Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2001 presentation.

  Summary of Critical Accounting Policies

   The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The critical accounting policies and related judgments underlying the Company's consolidated financial statements are summarized below. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies are common in the insurance and financial services industries; others are specific to the Company's businesses and operations.

  Investments

   The Company's principal investments are in fixed maturities, mortgage loans, and real estate, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of income, impairments and the determination of fair values. In addition, the earnings on certain investments are dependent upon market conditions which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Derivatives

   The Company enters into freestanding derivative transactions to manage the risk associated with variability in cash flows related to the Company's financial assets and liabilities or to changing fair values. The Company also purchases investment securities and issues certain insurance policies with embedded derivatives. The associated financial statement risk is the volatility in net income, which can result from (i) changes in fair value of derivatives that are not designated as hedges, and (ii) ineffectiveness of designated hedges in an environment of changing interest rates or fair values. In addition, accounting for derivatives is complex, as evidenced by significant interpretations of the primary accounting standards which continue to evolve, as well as the significant judgements and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate in the circumstances; however, the use of different assumptions may have a material effect on the estimated fair value amounts.

  Deferred Policy Acquisition Costs

   The Company incurs significant costs in connection with acquiring new insurance business. These costs, which vary with, and are primarily related to, the production of new business, are deferred. The recovery of such costs is dependent on the future profitability of the related business. The amount of future profit is dependent principally on investment returns, mortality, morbidity, persistency, expenses to administer the business (and additional charges to the policyholders) and certain economic variables, such as inflation. These factors enter into management's estimates of gross margins and profits which generally are used to amortize certain of such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross margins and profits are less than amounts deferred.

  Future Policy Benefits

   The Company also establishes liabilities for amounts payable under insurance policies, including traditional life insurance, annuities and disabled lives. Generally, amounts are payable over an extended period of time and the profitability of the products is dependent on the pricing of the products. Principal assumptions used in pricing policies and in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation. Differences between the actual experience and assumptions used in pricing the policies and in the establishment of liabilities result in variances in profit and could result in losses.

   The Company establishes liabilities for unpaid claims and claims expenses for property and casualty insurance. Pricing of this insurance takes into account the expected frequency and severity of losses, the costs of providing coverage, competitive factors, characteristics of the property covered and the insured, and profit considerations. Liabilities for property and casualty insurance are dependent on estimates of amounts payable for claims reported but not settled and claims incurred but not reported. These estimates are influenced by historical experience and actuarial assumptions of current developments, anticipated trends and risk management strategies.

  Reinsurance

   Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business. The Company periodically reviews actual and anticipated experience compared to the assumptions used to establish policy benefits. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the Company is subject or features that delay the timely reimbursement of claims. If the Company determines that a contract does not expose it to a reasonable possibility of a significant loss from insurance risk, the Company records the contract on a deposit method of accounting.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Litigation

   The Company is a party to a number of legal actions. Given the inherent unpredictability of litigation, it is difficult to estimate the impact of litigation on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities related to certain lawsuits are especially difficult to estimate due to the limitation of available data and uncertainty around numerous variables used to determine amounts recorded. It is possible that an adverse outcome in certain cases could have an adverse effect upon the Company's operating results or cash flows in particular quarterly or annual periods. See Note 11 "Commitments and Contingencies".

  General Accounting Policies

  Investments

   The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as investment losses. Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

   Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are included in net investment gains and losses and are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. Interest income earned on impaired loans is accrued on the net carrying value amount of the loan based on the loan's effective interest rate. However, interest ceases to be accrued for loans on which interest is more than 60 days past due.

   Real estate, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 40 years). Cost is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net investment gains and losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or estimated fair value, net of disposition costs.

   Policy loans are stated at unpaid principal balances.

   Short-term investments are stated at amortized cost, which approximates fair value.

   Other invested assets consist principally of leveraged leases and funds withheld at interest. The leveraged leases are recorded net of non-recourse debt. The Company participates in lease transactions which are diversified by geographic area. The Company regularly reviews residual values and writes down residuals to expected values as needed. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets equal to the net statutory reserves are withheld and legally owned by the ceding company. Interest accrues to these funds withheld at rates defined by the treaty terms.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Structured Investment Transactions

   The Company participates in structured investment transactions, primarily asset securitizations and structured notes. These transactions enhance the Company's total return of the investment portfolio principally by generating management fee income on asset securitizations and by providing equity-based returns on debt securities through structured notes and similar type instruments.

   The Company sponsors financial asset securitizations of high yield debt securities, investment grade bonds and structured finance securities and also is the collateral manager and a beneficial interest holder in such transactions. As the collateral manager, the Company earns management fees on the outstanding securitized asset balance, which are recorded in income as earned. When the Company transfers assets to a bankruptcy-remote special purpose entity ("SPE") and surrenders control over the transferred assets, the transaction is accounted for as a sale. Gains or losses on securitizations are determined with reference to the carrying amount of the financial assets transferred, which is allocated to the assets sold and the beneficial interests retained based on relative fair values at the date of transfer. Beneficial interests in securitizations are carried at fair value in fixed maturities. Income on the beneficial interests is recognized using the prospective method in accordance with Emerging Issues Task Force ("EITF") Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments. The SPEs used to securitize assets are not consolidated by the Company because unrelated third parties hold controlling interests through ownership of equity in the SPEs, representing at least three percent of the value of the total assets of the SPE throughout the life of the SPE, and such equity class has the substantive risks and rewards of the residual interest of the SPE.

   The Company purchases or receives beneficial interests in SPEs, which generally acquire financial assets including corporate equities, debt securities and purchased options. The Company has not guaranteed the performance, liquidity or obligations of the SPEs and the Company's exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company uses the beneficial interests as part of its risk management strategy, including asset-liability management. These SPEs are not consolidated by the Company because unrelated third parties hold controlling interests through ownership of equity in the SPEs, representing at least three percent of the value of the total assets of the SPE throughout the life of the SPE, and such equity class has the substantive risks and rewards of the residual interest of the SPE. The beneficial interests in SPEs where the Company exercises significant influence over the operating and financial policies of the SPE are accounted for in accordance with the equity method of accounting. Impairments of these beneficial interests are included in investment gains and losses. The beneficial interests in SPEs where the Company does not exercise significant influence are accounted for based on the substance of the beneficial interest's rights and obligations. Beneficial interests are accounted for and are included in fixed maturities. These beneficial interests are generally structured notes, as defined by EITF Issue No. 96-12, Recognition of Interest Income and Balance Sheet Classification of Structured Notes, and their income is recognized using the retrospective interest method or the level yield method, as appropriate.

  Derivative Instruments

   The Company uses derivative instruments to manage risk through one of four principal risk management strategies: the hedging of liabilities, invested assets, portfolios of assets or liabilities and anticipated transactions. Additionally, Metropolitan Life enters into income generation and replication derivative transactions as permitted by its derivatives use plan that was approved by the Department. The Company's derivative hedging strategy employs a variety of instruments, including financial futures, financial forwards, interest rate, credit and foreign currency swaps, foreign exchange contracts, and options, including caps and floors.

   On the date the Company enters into a derivative contract, management designates the derivative as a hedge of the identified exposure (fair value, cash flow or foreign currency). If a derivative does not qualify as a hedge, according to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended ("SFAS 133"), the derivative is recorded at fair value and changes in its fair value are reported in net investment gains or losses.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. The Company generally determines hedge effectiveness based on total changes in fair value of a derivative instrument. The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, (ii) the derivative expires or is sold, terminated, or exercised, (iii) the derivative is de-designated as a hedge instrument, (iv) it is probable that the forecasted transaction will not occur,
(v) a hedged firm commitment no longer meets the definition of a firm commitment, or (vi) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

   The Company designates and accounts for the following as cash flow hedges, when they have met the effectiveness requirements of SFAS 133: (i) various types of interest rate swaps to convert floating rate investments to fixed rate investments, (ii) receive U.S. dollar fixed on foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments, (iii) foreign currency forwards to hedge the exposure of future payments or receipts in foreign currencies, and (iv) other instruments to hedge the cash flows of various other anticipated transactions. For all qualifying and highly effective cash flow hedges, the effective portion of changes in fair value of the derivative instrument is reported in other comprehensive income or loss. The ineffective portion of changes in fair value of the derivative instrument is reported in net investment gains or losses. Hedged forecasted transactions, other than the receipt or payment of variable interest payments, are not expected to occur more than 12 months after hedge inception.

   The Company designates and accounts for the following as fair value hedges when they have met the effectiveness requirements of SFAS 133: (i) various types of interest rate swaps to convert fixed rate investments to floating rate investments, (ii) receive U.S. dollar floating on foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments, and (iii) other instruments to hedge various other fair value exposures of investments. For all qualifying and highly effective fair value hedges, the changes in fair value of the derivative instrument are reported as net investment gains or losses. In addition, changes in fair value attributable to the hedged portion of the underlying instrument are reported in net investment gains and losses.

   When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried on the consolidated balance sheet at its fair value, but the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, and any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the consolidated balance sheet and recognized as a net investment gain or loss in the current period. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative continues to be carried on the consolidated balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income or loss are recognized immediately in net investment gains or losses. When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income or loss and is recognized when the transaction affects net income or loss; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains or losses.

   The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the consolidated balance sheet at fair value and changes in their fair value are recorded currently in net investment gains or losses. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the consolidated balance sheet at fair value, with changes in fair value recognized in the current period as net investment gains or losses.

   The Company also uses derivatives to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These securities, called replication synthetic asset transactions ("RSATs"), are a combination of a derivative and a cash security to synthetically create a third replicated security. These derivatives are not designated as hedges. As of December 31, 2001, 15 such RSATs, with notional amounts totaling $205 million, have been created through the combination of a credit default swap and a U.S. Treasury security. The Company records the premiums received on the credit default swaps in investment income over the life of the contract and changes in fair value are recorded in net investment gains and losses.

   The Company enters into written covered call options and net written covered collars to generate additional investment income on the underlying assets it holds. These derivatives are not designated as hedges. The Company records the premiums received as net investment income over the life of the contract and changes in fair value of such options and collars as net investment gains and losses.

  Cash and Cash Equivalents

   The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

  Property, Equipment, Leasehold Improvements and Computer Software

   Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. Estimated lives range from ten to 40 years for leasehold improvements and three to 15 years for all other property and equipment. Accumulated depreciation of property and equipment and accumulated amortization on leasehold improvements was $1,349 million and $1,287 million at December 31, 2001 and 2000, respectively. Related depreciation and amortization expense was $94 million, $89 million and $106 million for the years ended December 31, 2001, 2000 and 1999, respectively.

   Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a three-year period using the straight-line method. Accumulated amortization of capitalized software was $165 million and $86 million at December 31, 2001 and 2000, respectively. Related amortization expenses was $106 million, $45 million and $5 million for the years ended December 31, 2001, 2000 and 1999, respectively.

  Deferred Policy Acquisition Costs

   The costs of acquiring new insurance business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

   Deferred policy acquisition costs for non-participating traditional life, non-medical health and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

   Deferred policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

   Deferred policy acquisition costs for property and casualty insurance contracts, which are primarily comprised of commissions and certain underwriting expenses, are deferred and amortized on a pro rata basis over the applicable contract term or reinsurance treaty.

   Value of business acquired, included as part of deferred policy acquisition costs, represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

   Information regarding deferred policy acquisition costs is as follows:

                                                 Years Ended December 31,
                                                -------------------------
                                                 2001     2000     1999
                                                -------  -------  -------
                                                  (Dollars in millions)
     Balance at January 1...................... $10,497  $ 9,070  $ 7,028
     Capitalization of policy acquisition costs   2,018    1,805    1,160
     Value of business acquired................      --    1,681      156
                                                -------  -------  -------
            Total..............................  12,515   12,556    8,344
                                                -------  -------  -------
     Amortization allocated to:
        Net investment losses..................      21      (95)     (46)
        Unrealized investment losses...........     128      596   (1,628)
        Other expenses.........................   1,434    1,472      930
                                                -------  -------  -------
            Total amortization.................   1,583    1,973     (744)
                                                -------  -------  -------
     Dispositions and other....................    (461)     (86)     (18)
                                                -------  -------  -------
     Balance at December 31.................... $10,471  $10,497  $ 9,070
                                                =======  =======  =======

   Amortization of deferred policy acquisition costs is allocated to (i) investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (ii) unrealized investment gains and losses to provide information regarding the amount of deferred policy acquisition costs that would have been amortized if such gains and losses had been recognized, and
(iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

   Investment gains and losses related to certain products have a direct impact on the amortization of deferred policy acquisition costs. Presenting investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Goodwill

   The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. Goodwill has been amortized on a straight-line basis over a period ranging from ten to 30 years through December 31, 2001. The Company reviews goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments through 2001 were recognized in operating results when permanent diminution in value was deemed to have occurred.

                                                  Years ended December 31,
                                                  -----------------------
                                                   2001       2000   1999
                                                   -----      -----  ----
                                                   (Dollars in millions)
Net Balance at January 1......................... $ 703      $ 611   $404
Acquisitions.....................................    20        286    237
Amortization.....................................   (47)       (69)   (30)
Dispositions.....................................  (101)      (125)    --
                                                   -----      -----  ----
Net Balance at December 31....................... $ 575      $ 703   $611
                                                   =====      =====  ====

                                                       December 31,
                                                   ---------------------
                                                      2001        2000
                                                      ----        ----
                                                   (Dollars in millions)
Accumulated Amortization.........................     $108         $81
                                                      ====         ===

   See "--Application of Accounting Pronouncements" below regarding changes in amortization and impairment testing effective January 1, 2002.

  Future Policy Benefits and Policyholder Account Balances

   Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 2% to 11%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (ii) the liability for terminal dividends, and (iii) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

   Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 3% to 11%. Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 3% to 11%. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 11%.

   Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 2% to 17%, less expenses, mortality charges, and withdrawals.

   The liability for unpaid claims and claim expenses for property and casualty insurance represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs, reduced for anticipated salvage and subrogation. Revisions of these estimates are included in operations in the year such refinements are made.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Recognition of Insurance Revenue and Related Benefits

   Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

   Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

   Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

   Premiums related to property and casualty contracts are recognized as revenue on a pro rata basis over the applicable contract term. Unearned premiums are included in other liabilities.

  Policyholder Dividends

   Policyholder dividends are approved annually by the boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

  Participating Business

   Participating business represented approximately 18% and 22% of the Company's life insurance in-force, and 82% and 81% of the number of life insurance policies in-force, at December 31, 2001 and 2000, respectively. Participating policies represented approximately 44% and 46%, 47% and 50%, and 50% and 54% of gross and net life insurance premiums for the years ended December 31, 2001, 2000 and 1999, respectively. The percentages indicated are calculated excluding the business of the Reinsurance segment.

  Income Taxes

   Metropolitan Life, the Holding Company and includable life insurance and non-life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Non-includable subsidiaries file either separate tax returns or separate consolidated tax returns. Under the Code, the amount of federal income tax expense incurred by mutual life insurance companies includes an equity tax calculated based upon a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies. Metropolitan Life has not been subject to the equity tax since the date of demutualization. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities.

  Reinsurance

   The Company has reinsured certain of its life insurance and property and casualty insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. Deferred policy acquisition costs are reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Company assumes and retrocedes financial reinsurance contracts, which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in other assets. The amount of revenue reported on these contracts represents fees and the cost of insurance under the terms of the reinsurance agreement.

  Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and recognized and unrealized gains and losses on the investments of the separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's consolidated statements of income and cash flows. Mortality, policy administration and surrender charges to all separate accounts are included in revenues.

  Stock Based Compensation

   The Company accounts for the stock-based compensation plans using the accounting method prescribed by Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees ("APB 25") and has included in the notes to consolidated financial statements the pro forma disclosures required by Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation ("SFAS 123") in Note 17.

  Foreign Currency Translation

   Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported in earnings.

  Demutualization

   On April 7, 2000 (the "date of demutualization"), Metropolitan Life converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life's plan of reorganization, as amended (the "plan").

   On the date of demutualization, policyholders' membership interests in Metropolitan Life were extinguished and eligible policyholders received, in exchange for their interests, trust interests representing 494,466,664 shares of common stock of MetLife to be held in a trust, cash payments aggregating $2,550 million and adjustments to their policy values in the form of policy credits aggregating $408 million, as provided in the plan. In addition, Metropolitan Life's Canadian branch made cash payments of $327 million in the second quarter of 2000 to holders of certain policies transferred to Clarica Life Insurance Company in connection with the sale of a substantial portion of Metropolitan Life's Canadian operations in 1998, as a result of a commitment made in connection with obtaining Canadian regulatory approval of that sale.

  Application of Accounting Pronouncements

   Effective January 1, 2001, the Company adopted SFAS 133 which established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The cumulative effect of the adoption of SFAS 133, as of January 1, 2001, resulted in a $33 million increase in other comprehensive income, net of income taxes of $18 million, and had no material impact on net income.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

The increase to other comprehensive income is attributable to net gains on cash flow-type hedges at transition. Also at transition, the amortized cost of fixed income securities decreased and other invested assets increased by $22 million, representing the fair value of certain interest rate swaps that were accounted for prior to SFAS 133 using fair value-type settlement accounting. During the year ended December 31, 2001, $18 million of the pre-tax gain reported in accumulated other comprehensive income at transition was reclassified into net investment income. The Financial Accounting Standards Board ("FASB") continues to issue additional guidance relating to the accounting for derivatives under SFAS 133, which may result in further adjustments to the Company's treatment of derivatives in subsequent accounting periods.

   Effective April 1, 2001, the Company adopted certain additional accounting and reporting requirements of SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125, relating to the derecognition of transferred assets and extinguished liabilities and the reporting of servicing assets and liabilities. The adoption of these requirements had no material impact on the Company's consolidated financial statements.

   Effective April 1, 2001, the Company adopted EITF 99-20. This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific evaluation methods to these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 had no material impact on the Company's consolidated financial statements.

   In June 2001, the FASB issued SFAS No. 141, Business Combinations ("SFAS 141"), and SFAS 142, Goodwill and Other Intangible Assets ("SFAS 142"). SFAS 141, which was generally effective July 1, 2001, requires the purchase method of accounting for all business combinations and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. SFAS 142, effective for fiscal years beginning after December 15, 2001, eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. Amortization of goodwill and other intangible assets was $48 million, $101 million and $65 million for the years ended December 31, 2001, 2000 and 1999, respectively. These amounts are not necessarily indicative of the amortization that will not be recorded in future periods in accordance with SFAS 142. The Company is in the process of developing an estimate of the impact of the adoption of SFAS 142, if any, on its consolidated financial statements. The Company has tentatively determined that there will be no significant reclassifications between goodwill and other intangible asset balances, and no significant impairment of other intangible assets as of January 1, 2002. The Company will complete the first step of the impairment test, the comparison of the reporting units' fair value to carrying value, by June 30, 2002 and, if necessary, will complete the second step, the estimate of goodwill impairment, by December 31, 2002.

   In July 2001, the Securities and Exchange Commission ("SEC") released Staff Accounting Bulletin ("SAB") No. 102, Selected Loan Loss Allowance and Documentation Issues ("SAB 102"). SAB 102 summarizes certain of the SEC's views on the development, documentation and application of a systematic methodology for determining allowances for loan and lease losses. The application of SAB 102 by the Company did not have a material impact on the Company's consolidated financial statements.

   In October 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superceding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of Accounting Principles Board Opinion No. 30, Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell, rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business). SFAS 144 also requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed. SFAS 144 retains the basic provisions of (i) APB 30 regarding the

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES presentation of discontinued operations in the statements of income, (ii) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill) and (iii) SFAS 121 relating to the measurement of long-lived assets classified as held for sale. SFAS 144 must be adopted beginning January 1, 2002. The adoption of SFAS 144 by the Company is not expected to have a material impact on the Company's consolidated financial statements at the date of adoption.

   Effective October 1, 2000, the Company adopted SAB No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the SEC's views in applying GAAP to revenue recognition in financial statements. The requirements of SAB 101 did not have a material effect on the Company's consolidated financial statements.

   Effective January 1, 2000, the Company adopted Statement of Position ("SOP") No. 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that (i) transfer only significant timing risk, (ii) transfer only significant underwriting risk, (iii) transfer neither significant timing nor underwriting risk and (iv) have an indeterminate risk. Adoption of SOP 98-7 did not have a material effect on the Company's consolidated financial statements.

2.  September 11, 2001 Tragedies

   On September 11, 2001 a terrorist attack occurred in New York, Washington D.C. and Pennsylvania (collectively, the "tragedies") triggering a significant loss of life and property which had an adverse impact on certain of the Company's businesses. The Company has direct exposures to this event with claims arising from its Individual, Institutional, Reinsurance and Auto & Home insurance coverages, although it believes the majority of such claims have been reported or otherwise analyzed by the Company.

   As of December 31, 2001, the Company's estimate of the total insurance losses related to the tragedies is $208 million, net of income tax of $117 million. This estimate is subject to revision in subsequent periods as claims are received from insureds and claims to reinsurers are identified and processed. Any revision to the estimate of gross losses and reinsurance recoveries in subsequent periods will affect net income in such periods. Reinsurance recoveries are dependent on the continued creditworthiness of the reinsurers, which may be adversely affected by their other reinsured losses in connection with the tragedies.

   The long-term effects of the tragedies on the Company's businesses cannot be assessed at this time. The tragedies have had significant adverse effects on the general economic, market and political conditions, increasing many of the Company's business risks. In particular, the declines in share prices experienced after the reopening of the United States equity markets following the tragedies have contributed, and may continue to contribute, to a decline in separate account assets, which in turn could have an adverse effect on fees earned in the Company's businesses. In addition, the Institutional segment may receive disability claims from individuals suffering from mental and nervous disorders resulting from the tragedies. This may lead to a revision in the Company's estimated insurance losses related to the tragedies. The majority of the Company's disability policies include the provision that such claims be submitted within two years of the traumatic event.

   The Company's general account investment portfolios include investments, primarily comprised of fixed income securities, in industries that were affected by the tragedies, including airline, other travel and lodging and insurance. Exposures to these industries also exist through mortgage loans and investments in real estate. The market value of the Company's investment portfolio exposed to industries affected by the tragedies was approximately $3.0 billion at December 31, 2001.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

3.  Investments

  Fixed Maturities and Equity Securities

   Fixed maturities and equity securities at December 31, 2001 were as follows:

                                                                              Gross
                                                                 Cost or   Unrealized
                                                                Amortized ------------- Estimated
                                                                  Cost     Gain   Loss  Fair Value
                                                                --------- ------ ------ ----------
                                                                      (Dollars in millions)
Fixed Maturities:
 Bonds:
   U.S. Treasury securities and obligations of U.S. government
     corporations and agencies................................. $  7,875  $1,004 $   42  $  8,837
   States and political subdivisions...........................    1,486      48     10     1,524
   Foreign governments.........................................    4,206     401     41     4,566
   Corporate...................................................   45,547   1,647    996    46,198
   Mortgage- and asset-backed securities.......................   32,628     870    261    33,237
   Other.......................................................   15,104     925    553    15,476
                                                                --------  ------ ------  --------
     Total bonds...............................................  106,846   4,895  1,903   109,838
   Redeemable preferred stocks.................................      784      12     33       763
                                                                --------  ------ ------  --------
     Total fixed maturities.................................... $107,630  $4,907 $1,936  $110,601
                                                                ========  ====== ======  ========
Equity Securities:
 Common stocks................................................. $  1,938  $  655 $   75  $  2,518
 Nonredeemable preferred stocks................................      483      28      2       509
                                                                --------  ------ ------  --------
     Total equity securities................................... $  2,421  $  683 $   77  $  3,027
                                                                ========  ====== ======  ========

   Fixed maturities and equity securities at December 31, 2000 were as follows:

                                                                              Gross
                                                                 Cost or   Unrealized
                                                                Amortized ------------- Estimated
                                                                  Cost     Gain   Loss  Fair Value
                                                                --------- ------ ------ ----------
                                                                      (Dollars in millions)
Fixed Maturities:
 Bonds:
   U.S. Treasury securities and obligations of U.S. government
     corporations and agencies................................. $  8,443  $1,188 $   16  $  9,615
   States and political subdivisions...........................    1,563      79      3     1,639
   Foreign governments.........................................    5,153     341    153     5,341
   Corporate...................................................   47,338   1,124  1,451    47,011
   Mortgage- and asset-backed securities.......................   32,996     697    165    33,528
   Other.......................................................   14,935     436    381    14,990
                                                                --------  ------ ------  --------
     Total bonds...............................................  110,428   3,865  2,169   112,124
   Redeemable preferred stocks.................................      321      --     --       321
                                                                --------  ------ ------  --------
     Total fixed maturities.................................... $110,749  $3,865 $2,169  $112,445
                                                                ========  ====== ======  ========
Equity Securities:
 Common stocks................................................. $    872  $  785 $   55  $  1,602
 Nonredeemable preferred stocks................................      577      19      5       591
                                                                --------  ------ ------  --------
     Total equity securities................................... $  1,449  $  804 $   60  $  2,193
                                                                ========  ====== ======  ========

   The Company held foreign currency derivatives with notional amounts of $1,925 million and $1,449 million to hedge the exchange rate risk associated with foreign bonds at December 31, 2001 and 2000, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $9,618 million and $9,864 million at December 31, 2001 and 2000, respectively. Non-income producing fixed maturities were insignificant.

   The cost or amortized cost and estimated fair value of bonds at December 31, 2001, by contractual maturity date, are shown below:

                                                   Cost or    Estimated
                                                  Amortized     Fair
                                                    Cost        Value
                                                  ---------   ---------
                                                  (Dollars in millions)
           Due in one year or less............... $  3,929    $  3,976
           Due after one year through five years.   19,500      20,147
           Due after five years through ten years   21,661      21,944
           Due after ten years...................   29,128      30,534
                                                  --------    --------
              Total..............................   74,218      76,601
           Mortgage- and asset-backed securities.   32,628      33,237
                                                  --------    --------
              Total bonds........................ $106,846    $109,838
                                                  ========    ========

   Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

   Sales of securities classified as available-for-sale were as follows:

                                        Years ended December 31,
                                        ------------------------
                                          2001    2000    1999
                                        -------  ------- -------
                                         (Dollars in millions)
                Proceeds............... $27,576  $46,205 $59,852
                Gross investment gains. $   634  $   599 $   605
                Gross investment losses $   934  $ 1,520 $   911

   Gross investment losses above exclude writedowns recorded during 2001, 2000 and 1999 for other than temporarily impaired available-for-sale securities of $278 million, $324 million and $133 million, respectively.

   Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

  Securities Lending Program

   The Company participates in securities lending programs whereby blocks of securities, which are included in investments, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $13,471 million and $11,746 million and an estimated fair value of $14,404 million and $12,289 million were on loan under the program at December 31, 2001 and 2000, respectively. The Company was liable for cash collateral under its control of $12,662 million and $12,301 million at December 31, 2001 and 2000, respectively. Security collateral on deposit from customers may not be sold or repledged and is not reflected in the consolidated financial statements.

  Structured Investment Transactions

   The Company securitizes high yield debt securities, investment grade bonds and structured finance securities. The Company has sponsored four securitizations with a total of approximately $1.5 billion in financial assets as of December 31, 2001. Two of these transactions included the transfer of assets totaling approximately $289 million from which

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES investment gains, recognized by the Company, were insignificant. The Company's beneficial interests in these SPEs and the related investment income were insignificant as of and for the year ended December 31, 2001.

   The Company invests in structured notes and similar type instruments which generally provide equity-based returns on debt securities. The carrying value of such investments was approximately $1.6 billion and $1.3 billion at December 31, 2001 and 2000, respectively. The related income recognized was $44 million and $62 million for the years ended December 31, 2001 and 2000, respectively.

  Assets on Deposit and Held in Trust

   The Company had investment assets on deposit with regulatory agencies with a fair market value of $835 million and $932 million at December 31, 2001 and 2000, respectively. Company securities held in trust to satisfy collateral requirements had an amortized cost of $1,218 million and $1,234 million at December 31, 2001 and 2000, respectively.

  Mortgage Loans on Real Estate

   Mortgage loans on real estate were categorized as follows:

                                               December 31,
                                      ------------------------------
                                           2001            2000
                                      --------------  --------------
                                      Amount  Percent Amount  Percent
                                      ------- ------- ------- -------
                                           (Dollars in millions)
          Commercial mortgage loans.. $19,502    79%  $16,944    77%
          Agricultural mortgage loans   5,267    21%    4,980    22%
          Residential mortgage loans.       1     0%      110     1%
                                      -------   ---   -------   ---
             Total...................  24,770   100%   22,034   100%
                                                ===             ===
          Less: Valuation allowances.     144              83
                                      -------         -------
             Mortgage loans.......... $24,626         $21,951
                                      =======         =======

   Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. At December 31, 2001, approximately 16%, 14% and 7% of the properties were located in California, New York and Florida, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

   In 2001, the Company entered into a commercial loan for $1,530 million with MIAC, a related party, in connection with MIAC's purchase of real estate from the Company.

   Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgages were $644 million and $540 million at December 31, 2001 and 2000, respectively.

   Changes in mortgage loan valuation allowances were as follows:

                                                         Years ended
                                                         December 31,
                                                    ---------------------
                                                     2001    2000   1999
                                                    ----     ----  -----
                                                    (Dollars in millions)
         Balance at January 1...................... $ 83     $ 90  $ 173
         Additions.................................  106       38     40
         Deductions for writedowns and dispositions  (45)     (74)  (123)
         Acquisitions of affiliates................   --       29     --
                                                     ----    ----  -----
         Balance at December 31.................... $144     $ 83  $  90
                                                     ====    ====  =====

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   A portion of the Company's mortgage loans on real estate was impaired and consisted of the following:

                                                            December 31,
                                                        ---------------------
                                                            2001       2000
                                                           ------    ----
                                                        (Dollars in millions)
   Impaired mortgage loans with valuation allowances... $  816       $592
   Impaired mortgage loans without valuation allowances    315        330
                                                           ------      ----
      Total............................................  1,131        922
   Less: Valuation allowances..........................    140         77
                                                           ------      ----
      Impaired mortgage loans.......................... $  991       $845
                                                           ======      ====

   The average investment in impaired mortgage loans on real estate was $938 million, $912 million and $1,134 million for the years ended December 31, 2001, 2000 and 1999, respectively. Interest income on impaired mortgage loans was $92 million, $76 million and $101 million for the years ended December 31, 2001, 2000 and 1999, respectively.

   The investment in restructured mortgage loans on real estate was $684 million and $784 million at December 31, 2001 and 2000, respectively. Interest income of $52 million, $62 million and $80 million was recognized on restructured loans for the years ended December 31, 2001, 2000 and 1999, respectively. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $60 million, $74 million and $92 million for the years ended December 31, 2001, 2000 and 1999, respectively.

   Mortgage loans on real estate with scheduled payments of 60 days (90 days for agriculture mortgages) or more past due or in foreclosure had an amortized cost of $43 million and $40 million at December 31, 2001 and 2000, respectively.

  Real Estate and Real Estate Joint Ventures

   Real estate and real estate joint ventures consisted of the following:

                                                                    December 31,
                                                               ---------------------
                                                                  2001       2000
                                                                 ------     ------
                                                               (Dollars in millions)
Real estate and real estate joint ventures held-for-investment $5,088      $5,495
Impairments...................................................   (244)       (272)
                                                                 ------     ------
   Total......................................................  4,844       5,223
                                                                 ------     ------
Real estate and real estate joint ventures held-for-sale......    204         417
Impairments...................................................    (88)        (97)
Valuation allowance...........................................    (35)        (39)
                                                                 ------     ------
   Total......................................................     81         281
                                                                 ------     ------
       Real estate and real estate joint ventures............. $4,925      $5,504
                                                                 ======     ======

   Accumulated depreciation on real estate was $1,882 million and $2,337 million at December 31, 2001 and 2000, respectively. Related depreciation expense was $217 million, $224 million and $247 million for the years ended December 31, 2001, 2000 and 1999, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Real estate and real estate joint ventures were categorized as follows:

                                                           December 31,
                                                   ----------------------------
                                                        2001           2000
                                                   -------------  -------------
                                                   Amount Percent Amount Percent
                                                   ------ ------- ------ -------
                                                       (Dollars in millions)
Office.........................................    $3,079    63%  $3,635    66%
Retail.........................................       779    16%     586    10%
Apartments.....................................       495    10%     558    10%
Land...........................................       184     4%     202     4%
Agriculture....................................        14     0%      84     2%
Other..........................................       374     7%     439     8%
                                                   ------   ---   ------   ---
   Total.......................................    $4,925   100%  $5,504   100%
                                                   ======   ===   ======   ===

   The Company's real estate holdings are primarily located throughout the United States. At December 31, 2001, approximately 27%, 15% and 13% of the Company's real estate holdings were located in California, New York and Texas, respectively.

   Changes in real estate and real estate joint ventures held-for-sale valuation allowance were as follows:

                                                               Years ended
                                                              December 31,
                                                          --------------------
                                                           2001    2000  1999
                                                          ----     ----  ----
                                                          (Dollars in millions)
Balance at January 1...................................   $ 39     $ 34  $ 33
Additions charged to operations........................     16       17    36
Deductions for writedowns and dispositions.............    (20)     (12)  (35)
                                                           ----    ----  ----
Balance at December 31.................................   $ 35     $ 39  $ 34
                                                           ====    ====  ====

   Investment income related to impaired real estate and real estate joint ventures held-for-investment was $57 million, $45 million and $61 million for the years ended December 31, 2001, 2000 and 1999, respectively. Investment (expense) income related to impaired real estate and real estate joint ventures held-for-sale was $(4) million, $18 million and $14 million for the years ended December 31, 2001, 2000 and 1999, respectively. The carrying value of non-income producing real estate and real estate joint ventures was $9 million and $15 million at December 31, 2001 and 2000, respectively.

   The Company owned real estate acquired in satisfaction of debt of $49 million and $66 million at December 31, 2001 and 2000, respectively.

  Leveraged Leases

   Leveraged leases, included in other invested assets, consisted of the following:

                                                               December 31,
                                                           --------------------
                                                             2001       2000
                                                            ------     ------
                                                           (Dollars in millions)
Investment.............................................    $1,070     $1,002
Estimated residual values..............................       505        546
                                                            ------     ------
   Total...............................................     1,575      1,548
Unearned income........................................      (404)      (384)
                                                            ------     ------
   Leveraged leases....................................    $1,171     $1,164
                                                            ======     ======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The investment amounts set forth above are generally due in monthly installments. The payment periods generally range from two to 15 years, but in certain circumstances are as long as 30 years. These receivables are generally collateralized by the related property. The Company's deferred tax provision related to leveraged leases is $1,077 million and $1,040 million at December 31, 2001 and 2000, respectively.

  Net Investment Income

   The components of net investment income were as follows:

                                                    Years ended December 31,
                                                    ------------------------
                                                      2001    2000    1999
                                                    -------  ------- -------
                                                     (Dollars in millions)
   Fixed maturities................................ $ 8,462  $ 8,529 $ 7,171
   Equity securities...............................      48       41      40
   Mortgage loans on real estate...................   1,838    1,693   1,484
   Real estate and real estate joint ventures......   1,332    1,407   1,426
   Policy loans....................................     527      515     340
   Other limited partnership interests.............      48      142     199
   Cash, cash equivalents and short-term investment     264      271     173
   Other...........................................     268      192      91
                                                    -------  ------- -------
      Total........................................  12,787   12,790  10,924
   Less: Investment expenses.......................     996    1,017   1,108
                                                    -------  ------- -------
      Net investment income........................ $11,791  $11,773 $ 9,816
                                                    =======  ======= =======

  Net Investment Gains (Losses)

   Net investment gains (losses), including changes in valuation allowances, were as follows:

                                                  Years ended December 31,
                                                  -----------------------
                                                   2001     2000    1999
                                                  ------   -------  -----
                                                   (Dollars in millions)
       Fixed maturities.......................... $ (644)  $(1,437) $(538)
       Equity securities.........................     66       192     99
       Mortgage loans on real estate.............    (91)      (18)    28
       Real estate and real estate joint ventures  1,626       101    265
       Other limited partnership interests.......   (161)       (7)    33
       Sales of businesses.......................     25       632     --
       Other.....................................     73        65    (24)
                                                  ------   -------  -----
          Total..................................    894      (472)  (137)
       Amounts allocable to:
          Deferred policy acquisition costs......    (21)       95     46
          Participating contracts................   (105)     (126)    21
          Policyholder dividend obligation.......    159        85     --
                                                  ------   -------  -----
              Net realized investment losses..... $  927   $  (418) $ (70)
                                                  ======   =======  =====

   Investment gains and losses have been reduced by (i) deferred policy acquisition amortization to the extent that such amortization results from investment gains and losses, (ii) additions to participating contractholder accounts when amounts equal to such investment gains and losses are credited to the contractholder's accounts, and (iii) adjustments to the policyholder dividend obligation resulting from investment gains and losses. This presentation may not be comparable to presentations made by other insurers.

   Real estate and real estate joint ventures net investment gains for 2001 include $1,630 million related to the sale of real estate to MIAC.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Net Unrealized Investment Gains (Losses)

   The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                        Years ended December 31,
                                                       -------------------------
                                                        2001     2000     1999
                                                       -------  -------  -------
                                                         (Dollars in millions)
Fixed maturities...................................... $ 2,971  $ 1,696  $(1,828)
Equity securities.....................................     606      744      875
Derivatives...........................................      71       --       --
Other invested assets.................................      58       58      153
                                                       -------  -------  -------
   Total..............................................   3,706    2,498     (800)
                                                       -------  -------  -------
Amounts allocable to:
   Future policy benefit loss recognition.............     (30)    (284)    (249)
   Deferred policy acquisition costs..................      (6)     113      709
   Participating contracts............................    (127)    (133)    (118)
   Policyholder dividend obligation...................    (707)    (385)      --
Deferred income taxes.................................  (1,037)    (626)     161
                                                       -------  -------  -------
   Total..............................................  (1,907)  (1,315)     503
                                                       -------  -------  -------
       Net unrealized investment gains (losses)....... $ 1,799  $ 1,183  $  (297)
                                                       =======  =======  =======

The changes in net unrealized investment gains          Years ended December 31,
(losses) were as follows:                              -------------------------
                                                        2001     2000     1999
                                                       -------  -------  -------
                                                         (Dollars in millions)
Balance at January 1.................................. $ 1,183  $  (297) $ 1,540
Unrealized investment gains (losses) during the year..   1,390    3,298   (6,583)
Unrealized investment gains (losses) relating to:
   Future policy benefit gain (loss) recognition......     254      (35)   1,999
   Deferred policy acquisition costs..................    (128)    (596)   1,628
   Participating contracts............................       6      (15)      94
   Policyholder dividend obligation...................    (322)    (385)      --
Deferred income taxes.................................    (475)    (787)   1,025
Unrealized investment gains of subsidiary at date of
  sale, net of deferred income taxes..................    (109)      --       --
                                                       -------  -------  -------
Balance at December 31................................ $ 1,799  $ 1,183  $  (297)
                                                       =======  =======  =======
Net change in unrealized investment gains (losses).... $   616  $ 1,480  $(1,837)
                                                       =======  =======  =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

4.  Derivative Instruments

   The table below provides a summary of the carrying value, notional amount and current market or fair value of derivative financial instruments held at December 31, 2001 and 2000:

                                              2001                                 2000
                              ------------------------------------ ------------------------------------
                                                Current Market or                    Current Market or
                                                    Fair Value                           Fair Value
                              Carrying Notional ------------------ Carrying Notional ------------------
                               Value    Amount  Assets Liabilities  Value    Amount  Assets Liabilities
                              -------- -------- ------ ----------- -------- -------- ------ -----------
                                                        (Dollars in millions)
Financial futures............   $ --   $    --   $ --      $--       $23    $   254   $ 23      $--
Interest rate swaps..........     70     1,849     79        9        41      1,450     41        1
Floors.......................     11       325     11       --        --        325      3       --
Caps.........................      5     8,010      5       --        --     10,070     --       --
Foreign currency swaps.......    162     1,925    188       26        (1)     1,449    114       44
Exchange traded options......    (12)    1,857     --       12         1          9      1       --
Forward exchange contracts...      4        33      4       --        --         --     --       --
Written covered call options.     --        40     --       --        --         40     --       --
Credit default swaps.........     --       270     --       --        --         --     --       --
                                ----   -------   ----      ---       ---    -------   ----      ---
Total contractual commitments   $240   $14,309   $287      $47       $64    $13,597   $182      $45
                                ====   =======   ====      ===       ===    =======   ====      ===


   The following is a reconciliation of the notional amounts by derivative type and strategy at December 31, 2001 and 2000:

                                December 31, 2000           Terminations/ December 31, 2001
                                 Notional Amount  Additions  Maturities    Notional Amount
                                ----------------- --------- ------------- -----------------
                                                   (Dollars in millions)
BY DERIVATIVE TYPE
Financial futures..............      $   254       $  507      $  761          $    --
Interest rate swaps............        1,450        1,166         767            1,849
Floors.........................          325           --          --              325
Caps...........................       10,070          150       2,210            8,010
Foreign currency swaps.........        1,449          659         183            1,925
Exchange traded options........            9        1,861          13            1,857
Forward exchange contracts.....           --          495         462               33
Written covered call options...           40        1,097       1,097               40
Credit default swaps...........           --          270          --              270
                                     -------       ------      ------          -------
Total contractual commitments..      $13,597       $6,205      $5,493          $14,309
                                     =======       ======      ======          =======
BY STRATEGY
Liability hedging..............      $11,736       $  270      $2,972          $ 9,034
Invested asset hedging.........        1,607        5,046       1,378            5,275
Portfolio hedging..............          254          507         761               --
Anticipated transaction hedging           --          382         382               --
                                     -------       ------      ------          -------
Total contractual commitments..      $13,597       $6,205      $5,493          $14,309
                                     =======       ======      ======          =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2001:

                                                                      Remaining Life
                                                  -------------------------------------------------------
                                                  One Year   After One Year   After Five Years    After
                                                  or Less  Through Five Years Through Ten Years Ten Years  Total
                                                  -------- ------------------ ----------------- --------- -------
                                                                       (Dollars in millions)
Interest rate swaps..............................  $   95        $  627            $  955         $172    $ 1,849
Floors...........................................      --            --               325           --        325
Caps.............................................   3,720         4,270                20           --      8,010
Foreign currency swaps...........................      81           863               707          274      1,925
Exchange traded options..........................   1,857            --                --           --      1,857
Forward exchange contracts.......................      33            --                --           --         33
Written covered call options.....................      40            --                --           --         40
Credit default swaps.............................      15           255                --           --        270
                                                   ------        ------            ------         ----    -------
Total contractual commitments....................  $5,841        $6,015            $2,007         $446    $14,309
                                                   ======        ======            ======         ====    =======

   The following table presents the notional amounts and fair values of derivatives by type of hedge designation at December 31, 2001 and 2000:

                                2001                        2000
                     --------------------------- ---------------------------
                                Current Market            Current Market or
                                or Fair Value                 Fair Value
                     Notional ------------------ Notional ------------------
                      Amount  Assets Liabilities  Amount  Assets Liabilities
                     -------- ------ ----------- -------- ------ -----------
                                      (Dollars in millions)
    BY TYPE OF HEDGE
    Fair Value...... $   228   $ 23      $ 1     $   212   $ 14      $ 8
    Cash Flow.......     585     62       21         442     32       27
    Not designated..  13,496    202       25      12,943    136       10
                     -------   ----      ---     -------   ----      ---
       Total........ $14,309   $287      $47     $13,597   $182      $45
                     =======   ====      ===     =======   ====      ===

   For the year ended December 31, 2001, the amount related to fair value and cash flow hedge ineffectiveness was insignificant and there were no discontinued fair value or cash flow hedges.

   For the years ended December 31, 2001, 2000 and 1999, the Company recognized net investment income of $32 million, $13 million and $0.3 million, respectively, from the periodic settlement of interest rate and foreign currency swaps.

   For the years ended December 31, 2001, the Company recognized other comprehensive income of $39 million relating to the effective portion of cash flow hedges. At December 31, 2001, the accumulated amount in other comprehensive income relating to cash flow hedges was $71 million. During the year ended December 31, 2001, $19 million of other comprehensive income was reclassified into net investment income primarily due to the SFAS No. 133 transition adjustment. During the next year, other comprehensive income of $17 million related to cash flow hedges is expected to be reclassified into net investment income. The reclassifications are recognized over the life of the hedged item.

   For the year ended December 31, 2001, the Company recognized net investment income of $24 million and net investment gains of $100 million from derivatives not designated as accounting hedges. The use of these non-speculative derivatives is permitted by the Department.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

5.  Fair Value Information

   The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

   Amounts related to the Company's financial instruments were as follows:

                                                                      Notional Carrying Estimated
December 31, 2001                                                      Amount   Value   Fair Value
-----------------                                                     -------- -------- ----------
                                                                         (Dollars in millions)
Assets:
   Fixed maturities..................................................          $110,601  $110,601
   Equity securities.................................................             3,027     3,027
   Mortgage loans on real estate.....................................            24,626    25,815
   Policy loans......................................................             7,894     7,894
   Short-term investments............................................             1,168     1,168
   Cash and cash equivalents.........................................             3,932     3,932
   Mortgage loan commitments.........................................   $532         --        (4)
Liabilities:
   Policyholder account balances.....................................            47,494    47,833
   Short-term debt...................................................               345       345
   Long-term debt....................................................             2,380     2,442
   Payable under securities loaned transactions......................            12,662    12,662
Other:
   Company-obligated mandatorily redeemable securities of subsidiary
     trusts..........................................................               276       276

                                                                      Notional Carrying Estimated
December 31, 2000                                                      Amount   Value   Fair Value
-----------------                                                     -------- -------- ----------
                                                                         (Dollars in millions)
Assets:
   Fixed maturities..................................................          $112,445  $112,445
   Equity securities.................................................             2,193     2,193
   Mortgage loans on real estate.....................................            21,951    22,847
   Policy loans......................................................             8,158     8,158
   Short-term investments............................................               930       930
   Cash and cash equivalents.........................................             3,419     3,419
   Mortgage loan commitments.........................................   $534         --        17
Liabilities:
   Policyholder account balances.....................................            43,196    42,958
   Short-term debt...................................................             1,085     1,085
   Long-term debt....................................................             3,406     3,306
   Payable under securities loaned transactions......................            12,301    12,301
Other:
   Company-obligated mandatorily redeemable securities of subsidiary
     trusts..........................................................               118       118

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

  Fixed Maturities and Equity Securities

   The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities in which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

  Mortgage Loans on Real Estate and Mortgage Loan Commitments

   Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments.

  Policy Loans

   The carrying values for policy loans approximate fair value.

  Cash and Cash Equivalents and Short-term Investments

   The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

  Policyholder Account Balances

   The fair value of policyholder account balances are estimated by discounting expected future cash flows, based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

  Short-term and Long-term Debt, Payables Under Securities Loaned Transactions and Company-Obligated Mandatorily Redeemable Securities of Subsidiary Trusts

   The fair values of short-term and long-term debt, payables under securities loaned transactions and Company-obligated mandatorily redeemable securities of subsidiary trusts are determined by discounting expected future cash flows, using risk rates currently available for debt with similar terms and remaining maturities.

  Derivative Instruments

   The fair value of derivative instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, floors, foreign exchange contracts, caps, exchange-traded options and written covered call options are based upon quotations obtained from dealers or other reliable sources. See Note 4 for derivative fair value disclosures.

6.  Employee Benefit Plans

  Pension Benefit and Other Benefit Plans

   The Company is both the sponsor and administrator of defined benefit pension plans covering all eligible employees and sales representatives of Metropolitan Life and certain of its subsidiaries. Retirement benefits are based upon years of credited service and final average earnings history.

   The Company also provides certain postemployment benefits and certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the Company's employees may, in accordance with the plans applicable to the postretirement benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the Company.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                            December 31,
                                                   ------------------------------
                                                       Pension
                                                      Benefits     Other Benefits
                                                   --------------  --------------
                                                    2001    2000    2001    2000
                                                   ------  ------  ------  ------
                                                        (Dollars in millions)
Change in projected benefit obligation:
Projected benefit obligation at beginning of year. $4,145  $3,737  $1,542  $1,483
   Service cost...................................    104      98      34      29
   Interest cost..................................    308     291     115     113
   Acquisitions and divestitures..................    (12)    107      --      37
   Actuarial losses...............................    169     176      66      59
   Curtailments and terminations..................    (49)     (3)      9       2
   Change in benefits.............................     29      (2)     --     (86)
   Benefits paid..................................   (268)   (259)    (97)    (95)
                                                   ------  ------  ------  ------
Projected benefit obligation at end of year.......  4,426   4,145   1,669   1,542
                                                   ------  ------  ------  ------
Change in plan assets:
Contract value of plan assets at beginning of year  4,619   4,726   1,318   1,199
   Actual return on plan assets...................   (201)     54     (49)    179
   Acquisitions and divestitures..................    (12)     79      --      --
   Employer and participant contributions.........     23      19       1       3
   Benefits paid..................................   (268)   (259)   (101)    (63)
                                                   ------  ------  ------  ------
Contract value of plan assets at end of year......  4,161   4,619   1,169   1,318
                                                   ------  ------  ------  ------
(Under) over funded...............................   (265)    474    (500)   (224)
Unrecognized net asset at transition..............     --     (31)     --      --
Unrecognized net actuarial losses (gains).........    693       2    (258)   (478)
Unrecognized prior service cost...................    116     109     (49)    (89)
                                                   ------  ------  ------  ------
Prepaid (accrued) benefit cost.................... $  544  $  554  $ (807) $ (791)
                                                   ======  ======  ======  ======
Qualified plan prepaid pension cost............... $  805  $  775
Non-qualified plan accrued pension cost...........   (323)   (263)
Unamortized prior service cost....................     16      14
Accumulated other comprehensive income............     46      28
                                                   ------  ------
Prepaid benefit cost.............................. $  544  $  554
                                                   ======  ======

   The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                                                               Non-Qualified
                                                              Qualified Plans      Plans           Total
                                                             ----------------  ------------  ----------------
                                                              2001     2000    2001   2000    2001     2000
                                                             -------  -------  -----  -----  -------  -------
                                                                           (Dollars in millions)
Aggregate projected benefit obligation...................... $(4,006) $(3,775) $(420) $(370) $(4,426) $(4,145)
Aggregate contract value of plan assets (principally Company
  contracts)................................................   4,161    4,619     --     --    4,161    4,619
                                                             -------  -------  -----  -----  -------  -------
Over (under) funded......................................... $   155  $   844  $(420) $(370) $  (265) $   474
                                                             =======  =======  =====  =====  =======  =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                               Pension Benefits   Other Benefits
                                             -------------------- ---------------
                                               2001       2000     2001    2000
                                             --------- ---------- ------- -------
Weighted average assumptions at December 31:
Discount rate............................... 6.9%-7.4% 6.9%-7.75% 6%-7.4% 6%-7.5%
Expected rate of return on plan assets......     8%-9%      8%-9%   6%-9%   6%-9%
Rate of compensation increase...............     4%-6%      4%-6%     N/A     N/A

   The assumed health care cost trend rates used in measuring the accumulated nonpension postretirement benefit obligation were as follows:

                                                 December 31,
                                      -----------------------------------
                                                   2001              2000
                                      ------------------------------ ----
       Pre-Medicare eligible benefits 9.5% down to 5% over 10 years  6.5%
       Medicare eligible benefits.... 11.5% down to 5% over 10 years   6%

   Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                        One Percent One Percent
                                                         Increase    Decrease
                                                        ----------- -----------
                                                         (Dollars in millions)
Effect on total of service and interest cost components    $ 15        $ 12
Effect on accumulated postretirement benefit obligation    $137        $114

   The components of periodic benefit costs were as follows:

                                         Pension Benefits     Other Benefits
                                       -------------------  -----------------
                                       2001   2000   1999   2001   2000  1999
                                       -----  -----  -----  -----  ----  ----
                                                (Dollars in millions)
 Service cost......................... $ 104  $  98  $ 100  $  34  $ 29  $ 28
 Interest cost........................   308    291    271    115   113   107
 Expected return on plan assets.......  (402)  (420)  (363)  (108)  (97)  (89)
 Amortization of prior actuarial gains    (2)   (19)    (6)   (27)  (22)  (11)
 Curtailment (credit) cost............    21     (3)   (17)     6     2    10
                                       -----  -----  -----  -----  ----  ----
 Net periodic benefit (credit) cost... $  29  $ (53) $ (15) $  20  $ 25  $ 45
                                       =====  =====  =====  =====  ====  ====

  Savings and Investment Plans

   The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $64 million, $65 million and $45 million for the years ended December 31, 2001, 2000 and 1999, respectively.

7.  Closed Block

   On the date of demutualization, Metropolitan Life established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES continues, and for appropriate adjustments in such scales if the experience changes. The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

   The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the date of demutualization. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block is greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block is less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings. Amounts reported for the period after demutualization are as of April 1, 2000 and for the period beginning on April 1, 2000 (the effect of transactions from April 1, 2000 through April 6, 2000 are not considered material).

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Closed block liabilities and assets designated to the closed block are as follows:

                                                                                             December 31,
                                                                                        ---------------------
                                                                                           2001       2000
                                                                                         -------     -------
                                                                                        (Dollars in millions)
CLOSED BLOCK LIABILITIES
Future policy benefits................................................................. $40,325     $39,415
Other policyholder funds...............................................................     321         278
Policyholder dividends payable.........................................................     757         740
Policyholder dividend obligation.......................................................     708         385
Payables under securities loaned transactions..........................................   3,350       3,268
Other..................................................................................      90          78
                                                                                         -------     -------
   Total closed block liabilities......................................................  45,551      44,164
                                                                                         -------     -------

ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
   Fixed maturities available-for-sale, at fair value (amortized cost: $25,761 and
     $25,657, respectively)............................................................  26,331      25,634
   Equity securities, at fair value (amortized cost: $240 and $52, respectively).......     282          54
   Mortgage loans on real estate.......................................................   6,358       5,801
   Policy loans........................................................................   3,898       3,826
   Short-term investments..............................................................     170         223
   Other invested assets (amortized cost: $137 and $250, respectively).................     159         248
                                                                                         -------     -------
       Total investments...............................................................  37,198      35,786
Cash and cash equivalents..............................................................   1,119         661
Accrued investment income..............................................................     550         557
Deferred income tax receivable.........................................................   1,060       1,234
Premiums and other receivables.........................................................     244         158
                                                                                         -------     -------
   Total assets designated to the closed block.........................................  40,171      38,396
                                                                                         -------     -------
Excess of closed block liabilities over assets designated to to the closed block.......   5,380       5,768
                                                                                         -------     -------
Amounts included in accumulated other comprehensive income:
   Net unrealized investment gains (losses), net of deferred income tax expense
     (benefit) of $219 and $(9), respectively..........................................     389         (14)
   Unrealized derivative gains, net of deferred income taxes of $9.....................      17          --
   Allocated to policyholder dividend obligation, net of deferred income taxes of $255
     and $143, respectively............................................................    (453)       (242)
                                                                                         -------     -------
                                                                                            (47)       (256)
                                                                                         -------     -------
Maximum future earnings to be recognized from closed block assets and liabilities...... $ 5,333     $ 5,512
                                                                                         =======     =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Information regarding the policyholder dividend obligation is as follows:

                                                                                               For the Period
                                                                                    For the    April 7, 2000
                                                                                   Year Ended     through
                                                                                  December 31,  December 31,
                                                                                      2001          2000
                                                                                  ------------ --------------
                                                                                     (Dollars in millions)
Balance at beginning of period (1)...............................................    $ 385          $ --
Change in policyholder dividend obligation before allocable net investment losses      159            85
Net investment losses............................................................     (159)          (85)
Change in unrealized investment and derivative gains.............................      323           385
                                                                                     -----          ----
Balance at end of period.........................................................    $ 708          $385
                                                                                     =====          ====

--------
(1) For the period ended at December 31, 2000, the beginning of the period is April 7, 2000. See Note 1 "Summary of Significant Accounting
    Policies--Demutualization."

   Closed block revenues and expenses were as follows:

                                                                                         For the Period
                                                                                         April 7, 2000
                                                                      For the Year Ended    through
                                                                         December 31,     December 31,
                                                                             2001             2000
                                                                      ------------------ --------------
                                                                            (Dollars in millions)
REVENUES
Premiums.............................................................       $3,658           $2,900
Net investment income................................................        2,711            1,949
Net investment losses (net of amounts allocable to the policyholder
  dividend obligation of $(159) and $(85), respectively).............          (20)            (150)
                                                                            ------           ------
   Total revenues....................................................        6,349            4,699
                                                                            ------           ------
EXPENSES
Policyholder benefits and claims.....................................        3,862            2,874
Policyholder dividends...............................................        1,544            1,132
Change in policyholder dividend obligation (excludes amounts directly
  related to net investment losses of $(159) and $(85), respectively)          159               85
Other expenses.......................................................          508              425
                                                                            ------           ------
   Total expenses....................................................        6,073            4,516
                                                                            ------           ------
Revenues net of expenses before income taxes.........................          276              183
Income taxes.........................................................           97               67
                                                                            ------           ------
Revenues net of expenses and income taxes............................       $  179           $  116
                                                                            ======           ======

   The change in maximum future earnings of the closed block was as follows:

                                                       For the Period
                                                       April 7, 2000
                                    For the Year Ended    through
                                       December 31,     December 31,
                                           2001             2000
                                    ------------------ --------------
                                          (Dollars in millions)
           Beginning of period.....       $5,512           $5,628
           End of period...........        5,333            5,512
                                          ------           ------
           Change during the period       $ (179)          $ (116)
                                          ======           ======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Company charges the closed block with federal income taxes, state and local premium taxes, and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the plan of reorganization. The Company also charges the closed block for expenses of maintaining the policies included in the closed block.

   Many of the derivative instrument strategies used by the Company are also used for the closed block. The cumulative effect of the adoption of SFAS 133 and SFAS 138, as of January 1, 2001, resulted in $11 million of other comprehensive income, net of income taxes of $6 million. For the year ended December 31, 2001, the closed block recognized net investment gains of $5 million primarily relating to non-speculative derivative uses that are permitted by the Department but that have not met the requirements of SFAS 133 to qualify for hedge accounting. Excluding the adoption adjustment, the changes in other comprehensive income were $6 million, net of taxes of $3 million, for the year ended December 31, 2001.

8.  Separate Accounts

   Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts totaling $48,912 million and $53,656 million at December 31, 2001 and 2000, respectively, for which the policyholder assumes the investment risk, and guaranteed separate accounts totaling $13,802 million and $16,594 million at December 31, 2001 and 2000, respectively, for which the Company contractually guarantees either a minimum return or account value to the policyholder.

   Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $564 million, $667 million and $485 million for the years ended December 31, 2001, 2000 and 1999, respectively. Guaranteed separate accounts consisted primarily of Met Managed Guaranteed Interest Contracts and participating close out contracts. The average interest rates credited on these contracts were 7.0% and 6.9% at December 31, 2001 and 2000, respectively. The assets that support these liabilities were comprised of $11,888 million and $15,708 million in fixed maturities at December 31, 2001 and 2000, respectively. The portfolios are segregated from other investments and are managed to minimize liquidity and interest rate risk. In order to minimize the risk of disintermediation associated with early withdrawals, these investment products carry a graded surrender charge as well as a market value adjustment.

9.  Debt

   Debt consisted of the following:

                                                                                          December 31,
                                                                                      ---------------------
                                                                                       2001       2000
                                                                                      ------     ------
                                                                                      (Dollars in millions)
Surplus notes, interest rates ranging from 6.30% to 7.80%, maturity dates ranging
  from 2003 to 2025.................................................................. $1,630     $1,630
Capital note, interest rate of 8% due 2005...........................................     --      1,006
Investment-related exchangeable debt, interest rate of 4.90% due 2002................    195        271
Fixed rate notes, interest rates ranging from 3.47% to 12.00%, maturity dates ranging
  from 2002 to 2019..................................................................     87        316
Senior notes, interest rates ranging from 6.75% to 7.25%, maturity dates ranging from
  2006 to 2011.......................................................................    298         98
Capital lease obligations............................................................     23         42
Other notes with varying interest rates..............................................    147         43
                                                                                      ------     ------
Total long-term debt.................................................................  2,380      3,406
Total short-term debt................................................................    345      1,085
                                                                                      ------     ------
   Total............................................................................. $2,725     $4,491
                                                                                      ======     ======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Metropolitan Life and certain of its subsidiaries maintain committed and unsecured credit facilities aggregating $2,250 million (five-year facility of $1,000 million expiring in April 2003 and a 364-day facility of $1,250 million expiring in April of 2002). If these facilities are drawn upon, they would bear interest at rates stated in the agreements. The facilities can be used for general corporate purposes and also provide backup for the Company's commercial paper program. At December 31, 2001, there were no outstanding borrowings under either of the facilities. At December 31, 2001, $72 million in letters of credit from various banks were outstanding between Metropolitan Life and certain of its subsidiaries.

   Reinsurance Group of America, Incorporated ("RGA"), a subsidiary of the Company, maintains committed and unsecured credit facilities aggregating $180 million (one facility of $140 million, one facility of $18 million and one facility of $22 million all expiring in 2005). At December 31, 2001 RGA had drawn approximately $24 million under these facilities at interest rates ranging from 4.40% to 4.97%. At December 31, 2001 $376 million in letters of credit from various banks were outstanding between the subsidiaries of RGA.

   Payments of interest and principal on the surplus notes, subordinated to all other indebtedness, may be made only with the prior approval of the insurance department of the state of domicile. Subject to the prior approval of the Superintendent, the $300 million 7.45% surplus notes due 2023 may be redeemed, in whole or in part, at the election of Metropolitan Life at any time on or after November 1, 2003.

   In 2001, the Company retired a $1,006 million long-term debt capital note payable to the Holding Company.

   The issue of investment-related exchangeable debt is payable in cash or by delivery of an underlying security owned by the Company. The amount of the debt payable at maturity is greater than the principal of the debt if the market value of the underlying security appreciates above certain levels at the date of debt repayment as compared to the market value of the underlying security at the date of debt issuance. At December 31, 2001, the underlying security pledged as collateral had a market value of $240 million.

   The aggregate maturities of long-term debt for the Company are $208 million in 2002, $441 million in 2003, $27 million in 2004, $272 million in 2005, $110 million in 2006 and $1,322 million thereafter.

   Short-term debt of the Company consisted of commercial paper with a weighted average interest rate of 2.1% and 6.6% and a weighted average maturity of 87 days and 44 days at December 31, 2001 and 2000, respectively. The Company also has other secured borrowings with a weighted average coupon rate of 7.25% and a weighted average maturity of 30 days at December 31, 2001.

   Interest expense related to the Company's indebtedness included in other expenses was $313 million, $417 million and $358 million for the years ended December 31, 2001, 2000 and 1999, respectively.

10.  Company-Obligated Mandatorily Redeemable Securities of Subsidiary Trusts

   GenAmerica Capital I. In June 1997, GenAmerica Corporation ("GenAmerica") issued $125 million of 8.525% capital securities through a wholly-owned subsidiary trust, GenAmerica Capital I. GenAmerica has fully and unconditionally guaranteed, on a subordinated basis, the obligation of the trust under the capital securities and is obligated to mandatorily redeem the securities on June 30, 2027. GenAmerica may prepay the securities any time after June 30, 2007. Capital securities outstanding were $118 million, net of unamortized discount of $7 million at December 31, 2001 and 2000. Interest expense on these instruments is included in other expenses and was $11 million for both the years ended December 31, 2001 and 2000, respectively.

   RGA Capital Trust I. In December 2001, a subsidiary of the Company, RGA, through its wholly-owned trust RGA Capital Trust I (the "Trust") issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of (i) a preferred security issued by the Trust, having a stated liquidation amount of $50 per

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES unit, representing an undivided beneficial ownership interest in the assets of the Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051, and (ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50. The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred securities and subordinated debentures were issued at a discounted (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding at December 31, 2001 were $158 million, net of unamortized discount of $67 million.

11.  Commitments and Contingencies

  Litigation

  Sales Practices Claims

   Over the past several years, Metropolitan Life, New England Mutual Life Insurance Company ("New England Mutual") and General American Life Insurance Company ("General American") have faced numerous claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies or annuities. These lawsuits are generally referred to as "sales practices claims."

   In December 1999, the United States District Court for the Western District of Pennsylvania approved a class action settlement resolving litigation against Metropolitan Life involving certain alleged sales practices claims. The settlement class includes most of the owners of permanent life insurance policies and annuity contracts or certificates issued pursuant to individual sales in the United States by Metropolitan Life, Metropolitan Insurance and Annuity Company or Metropolitan Tower Life Insurance Company between January 1, 1982 and December 31, 1997. The class includes owners of approximately six million in-force or terminated insurance policies and approximately one million in-force or terminated annuity contracts or certificates. Implementation of the settlement is substantially completed.

   Similar sales practices class actions against New England Mutual, with which Metropolitan Life merged in 1996, and General American, which was acquired in 2000, have been settled. The New England Mutual case, approved by the United States District Court for the District of Massachusetts in October 2000, involves approximately 600,000 life insurance policies sold during the period January 1, 1983 through August 31, 1996. Implementation of the New England Mutual class action settlement is substantially completed. The General American case, approved by the United States District Court for the Eastern District of Missouri, and affirmed by the appellate court in October 2001, involves approximately 250,000 life insurance policies sold during the period January 1, 1982 through December 31, 1996. A petition for writ of certiorari to the United States Supreme Court has been filed by objectors to the settlement. Implementation of the General American class action settlement is proceeding.

   Metropolitan Life expects that the total cost of its class action settlement will be approximately $957 million. It is expected that the total cost of the New England Mutual class action settlement will be approximately $160 million. General American expects that the total cost of its class action settlement will be approximately $68 million.

   Certain class members have opted out of the class action settlements noted above and have brought or continued non-class action sales practices lawsuits. As of December 31, 2001, there are approximately 420 sales practices lawsuits pending against Metropolitan Life, approximately 40 sales practices lawsuits pending against New England Mutual and approximately 40 sales practices lawsuits pending against General American. Metropolitan Life, New England Mutual and General American continue to vigorously defend themselves against these lawsuits. Some individual sales practices claims have been resolved through settlement, won by dispositive motions, or, in a few instances, have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance may be commenced in the future.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Metropolitan Life class action settlement did not resolve two putative class actions involving sales practices claims filed against Metropolitan Life in Canada, and these actions remain pending. In October 2001, the United States District Court for the Southern District of New York approved the settlement of a class action alleging improper sales abroad that was brought against Metropolitan Life, Metropolitan Insurance and Annuity Company, Metropolitan Tower Life Insurance Company and various individual defendants. No appeal was filed and the settlement is being implemented.

   The Company believes adequate provision has been made in its consolidated financial statements for all reasonably probable and estimable losses for sales practices claims against Metropolitan Life, New England Mutual and General American.

   During 1998, Metropolitan Life purchased excess of loss reinsurance agreements to provide reinsurance with respect to sales practices claims made on or prior to December 31, 1999 and for certain mortality losses in 1999. The premium for the excess of loss reinsurance agreements was $529 million. These reinsurance agreements had a maximum aggregate limit of $650 million, with a maximum sublimit of $550 million for losses for sales practices claims. The coverage was in excess of an aggregate self-insured retention of $385 million with respect to sales practices claims and $506 million, plus the Company's statutory policy reserves released upon the death of insureds, with respect to life mortality losses. The excess of loss reinsurance agreements were amended in 2000 to transfer mortality risks under the Metropolitan Life class action settlement agreement. Recoveries have been made under the reinsurance agreements for the sales practices claims. Although there is no assurance that other reinsurance claim submissions will be paid, the Company believes payment is likely to occur. The Company accounts for the aggregate excess of loss reinsurance agreements as reinsurance; however, if deposit accounting were applied, the effect on the Company's consolidated financial statements in 2001, 2000 and 1999 would not be significant.

   Regulatory authorities in a small number of states have had investigations or inquiries relating to Metropolitan Life's, New England Mutual's or General American's sales of individual life insurance policies or annuities. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

  Asbestos-Related Claims

   Metropolitan Life is also a defendant in thousands of lawsuits seeking compensatory and punitive damages for personal injuries allegedly caused by exposure to asbestos or asbestos-containing products. Metropolitan Life has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. Rather, these lawsuits, currently numbering in the thousands, have principally been based upon allegations relating to certain research, publication and other activities of one or more of Metropolitan Life's employees during the period from the 1920's through approximately the 1950's and alleging that Metropolitan Life learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Legal theories asserted against Metropolitan Life have included negligence, intentional tort claims and conspiracy claims concerning the health risks associated with asbestos. While Metropolitan Life believes it has meritorious defenses to these claims, and has not suffered any adverse judgments in respect of these claims, most of the cases have been resolved by settlements. Metropolitan Life intends to continue to exercise its best judgment regarding settlement or defense of such cases, including when trials of these cases are appropriate. The number of such cases that may be brought or the aggregate amount of any liability that Metropolitan Life may ultimately incur is uncertain.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following table sets forth the total number of asbestos personal injury claims pending against Metropolitan Life as of the dates indicated, the number of new claims during the years ended on those dates and the total settlement payments made to resolve asbestos personal injury claims during those years:

                                                          At or for the Years Ended
                                                                December 31,
                                                          -------------------------
                                                            2001     2000    1999
                                                          -------  -------  -------
Asbestos personal injury claims at year end (approximate)  89,000   73,000   60,000
Number of new claims during year (approximate)...........  59,500   54,500   35,500
Settlement payments during year (dollars in millions)(1). $  90.7  $  71.1  $ 113.3

--------
(1) Settlement payments represent payments made during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

   Prior to the fourth quarter of 1998, Metropolitan Life established a liability for asbestos-related claims based on settlement costs for claims that Metropolitan Life had settled, estimates of settlement costs for claims pending against Metropolitan Life and an estimate of settlement costs for unasserted claims. The amount for unasserted claims was based on management's estimate of unasserted claims that would be probable of assertion. A liability is not established for claims which management believes are only reasonably possible of assertion. Based on this process, the accrual for asbestos-related claims at December 31, 1997 was $386 million. Potential liabilities for asbestos-related claims are not easily quantified, due to the nature of the allegations against Metropolitan Life, which are not related to the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products, adding to the uncertainty as to the number of claims that may be brought against Metropolitan Life.

   During 1998, Metropolitan Life decided to pursue the purchase of excess insurance to limit its exposure to asbestos-related claims noted above. In connection with the negotiations with the casualty insurers to obtain this insurance, Metropolitan Life obtained information that caused management to reassess the accruals for asbestos-related claims. This information included:

    . Information from the insurers regarding the asbestos-related claims experience of other insureds, which indicated that the number of claims that were probable of assertion against Metropolitan Life in the future was significantly greater than it had assumed in its accruals. The number of claims brought against Metropolitan Life is generally a reflection of the number of asbestos-related claims brought against asbestos defendants generally and the percentage of those claims in which Metropolitan Life is included as a defendant. The information provided to Metropolitan Life relating to other insureds indicated that Metropolitan Life had been included as a defendant for a significant percentage of total asbestos-related claims and that it may be included in a larger percentage of claims in the future, because of greater awareness of asbestos litigation generally by potential plaintiffs and plaintiffs' lawyers and because of the bankruptcy and reorganization or the exhaustion of insurance coverage of other asbestos defendants; and that, although volatile, there was an upward trend in the number of total claims brought against asbestos defendants.

    . Information derived from actuarial calculations Metropolitan Life made in the fourth quarter of 1998 in connection with these negotiations, which helped to frame, define and quantify this liability. These calculations were made using, among other things, current information regarding Metropolitan Life's claims and settlement experience (which reflected Metropolitan Life's decision to resolve an increased number of these claims by settlement), recent and historic claims and settlement experience of selected other companies and information obtained from the insurers.

   Based on this information, Metropolitan Life concluded that certain claims that previously were considered as only reasonably possible of assertion were probable of assertion, increasing the number of assumed claims to approximately three times the number assumed in prior periods. As a result of this reassessment, Metropolitan Life increased its liability for asbestos-related claims to $1,278 million at December 31, 1998.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   During 1998, Metropolitan Life paid $878 million in premiums for excess insurance policies for asbestos-related claims. The excess insurance policies for asbestos-related claims provide for recovery of losses up to $1,500 million, which is in excess of a $400 million self-insured retention. The asbestos-related policies are also subject to annual and per-claim sublimits. Amounts are recoverable under the policies annually with respect to claims paid during the prior calendar year. As a result of the excess insurance policies, $878 million was recorded as a recoverable at December 31, 2001, 2000 and 1999. Although amounts paid in any given year that are recoverable under the policies will be reflected as a reduction in the Company's operating cash flows for that year, management believes that the payments will not have a material adverse effect on the Company's liquidity. Each asbestos-related policy contains an experience fund and a reference fund that provides for payments to the Company at the commutation date if experience under the policy to such date has been favorable, or pro rata reductions from time to time in the loss reimbursements to the Company if the cumulative return on the reference fund is less than the return specified in the experience fund. It is likely that a claim will be made under the excess insurance policies in 2003 for a portion of the amounts paid with respect to asbestos litigation in 2002. If at some point in the future, the Company believes the liability for probable and estimable losses for asbestos-related claims should be increased, an expense would be recorded and the insurance recoverable would be adjusted subject to the terms, conditions and limits of the excess insurance policies. Portions of the change in the insurance recoverable would be deferred and amortized into income over the estimated remaining settlement period of the insurance policies.

   The Company believes adequate provision has been made in its consolidated financial statements for all reasonably probable and estimable losses for asbestos-related claims. Estimates of the Company's asbestos exposure are very difficult to predict due to the limitations of available data and the substantial difficulty of predicting with any certainty numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims and the impact of any possible future adverse verdicts and their amounts. Recent bankruptcies of other companies involved in asbestos litigation, as well as advertising by plaintiffs' asbestos lawyers, may be resulting in an increase in the number of claims and the cost of resolving claims, as well as the number of trials and possible verdicts Metropolitan Life may experience. Plaintiffs are seeking additional funds from defendants, including Metropolitan Life, in light of such recent bankruptcies by certain other defendants. Metropolitan Life is studying its recent claims experience, published literature regarding asbestos claims experience in the United States and numerous variables that can affect its asbestos liability exposure, including the recent bankruptcies of other companies involved in asbestos litigation and legislative and judicial developments, to identify trends and to assess their impact on the previously recorded asbestos liability. It is reasonably possible that the Company's total exposure to asbestos claims may be greater than the liability recorded by the Company in its consolidated financial statements and that future charges to income may be necessary. While the potential future charges could be material in particular quarterly or annual periods in which they are recorded, based on information currently known by management, it does not believe any such charges are likely to have a material adverse effect on the Company's consolidated financial position.

  Property and Casualty Actions

   A purported class action suit involving policyholders in four states was filed in a Rhode Island state court against a Metropolitan Life subsidiary, Metropolitan Property and Casualty Insurance Company, with respect to claims by policyholders for the alleged diminished value of automobiles after accident-related repairs. After the court denied plaintiffs' motion for class certification, the plaintiffs dismissed the lawsuit with prejudice. Similar "diminished value" purported class action suits have been filed in Texas and Tennessee against Metropolitan Property and Casualty Insurance Company; a Texas trial court recently denied plaintiffs' motion for class certification and a hearing on plaintiffs' motion in Tennessee for class certification is to be scheduled. A purported class action has been filed against Metropolitan Property and Casualty Insurance Company's subsidiary, Metropolitan Casualty Insurance Company, in Florida. The complaint alleges breach of contract and unfair trade practices with respect to allowing the use of parts not made by the original manufacturer to repair damaged automobiles. Discovery is ongoing and a motion for class certification is pending. A two-plaintiff individual lawsuit brought in Alabama alleges that Metropolitan Property and Casualty Insurance Company and CCC, a valuation company, violated state law by failing to pay the proper valuation amount for a total loss. Total loss valuation methods also are the subject of national class actions involving other insurance companies. A Pennsylvania state court purported class action lawsuit filed in August 2001 alleges that

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Metropolitan Property and Casualty Insurance Company improperly took depreciation on partial homeowner losses where the insured replaced the covered item. In addition, in Florida, Metropolitan Property and Casualty Insurance Company has been named in a class action alleging that it improperly established preferred provider organizations (hereinafter "PPO"). Other insurers have been named in both the Pennsylvania and the PPO cases. Metropolitan Property and Casualty Insurance Company and Metropolitan Casualty Insurance Company are vigorously defending themselves against these lawsuits.

  Demutualization Actions

   Several lawsuits were brought in 2000 challenging the fairness of Metropolitan Life's plan of reorganization and the adequacy and accuracy of Metropolitan Life's disclosure to policyholders regarding the plan. These actions name as defendants some or all of Metropolitan Life, the Holding Company, the individual directors, the New York Superintendent of Insurance and the underwriters for MetLife, Inc.'s initial public offering, Goldman Sachs & Company and Credit Suisse First Boston. Five purported class actions pending in the Supreme Court of the State of New York for New York County have been consolidated within the commercial part. Metropolitan Life has moved to dismiss these consolidated cases on a variety of grounds. In addition, there remains a separate purported class action in New York state court in New York County that Metropolitan Life also has moved to dismiss. Another purported class action in New York state court in Kings County has been voluntarily held in abeyance by plaintiffs. The plaintiffs in the state court class actions seek injunctive, declaratory and compensatory relief, as well as an accounting and, in some instances, punitive damages. Some of the plaintiffs in the above described actions also have brought a proceeding under Article 78 of New York's Civil Practice Law and Rules challenging the Opinion and Decision of the New York Superintendent of Insurance that approved the plan. In this proceeding, petitioners seek to vacate the Superintendent's Opinion and Decision and enjoin him from granting final approval of the plan. This case also is being held in abeyance by plaintiffs. Another purported class action is pending in the Supreme Court of the State of New York for New York County and has been brought on behalf of a purported class of beneficiaries of Metropolitan Life annuities purchased to fund structured settlements claiming that the class members should have received common stock or cash in connection with the demutualization. Metropolitan Life has moved to dismiss this case on a variety of grounds. Three purported class actions were filed in the United States District Court for the Eastern District of New York claiming violation of the Securities Act of 1933. The plaintiffs in these actions, which have been consolidated, claim that the Policyholder Information Booklets relating to the plan failed to disclose certain material facts and seek rescission and compensatory damages. Metropolitan Life's motion to dismiss these three cases was denied on July 23, 2001. A purported class action also was filed in the United States District Court for the Southern District of New York seeking damages from Metropolitan Life and the Holding Company for alleged violations of various provisions of the Constitution of the United States in connection with the plan of reorganization. On July 9, 2001, pursuant to a motion to dismiss filed by Metropolitan Life, this case was dismissed by the District Court. Plaintiffs have appealed to the United States Court of Appeals for the Second Circuit. Metropolitan Life, the Holding Company and the individual defendants believe they have meritorious defenses to the plaintiffs' claims and are contesting vigorously all of the plaintiffs' claims in these actions.

   In 2001, a lawsuit was filed in the Superior Court of Justice, Ontario, Canada on behalf of a proposed class of certain former Canadian policyholders against the Holding Company, Metropolitan Life, and Metropolitan Life Insurance Company of Canada. Plaintiffs' allegations concern the way that their policies were treated in connection with the demutualization of Metropolitan Life; they seek damages, declarations, and other non-pecuniary relief. The defendants believe they have meritorious defenses to the plaintiffs' claims and will contest vigorously all of plaintiffs' claims in this matter.

  Race-Conscious Underwriting Claims

   Insurance Departments in a number of states initiated inquiries in 2000 about possible race-conscious underwriting of life insurance. These inquiries generally have been directed to all life insurers licensed in their respective states, including Metropolitan Life and certain of its subsidiaries. The New York Insurance Department has commenced examinations of certain domestic life insurance companies, including Metropolitan Life, concerning

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES possible past race-conscious underwriting practices. Metropolitan Life is cooperating fully with that inquiry, which is ongoing. Four purported class action lawsuits filed against Metropolitan Life in 2000 and 2001 alleging racial discrimination in the marketing, sale, and administration of life insurance policies have been consolidated in the United States District Court for the Southern District of New York. The plaintiffs seek unspecified monetary damages, punitive damages, reformation, imposition of a constructive trust, a declaration that the alleged practices are discriminatory and illegal, injunctive relief requiring Metropolitan Life to discontinue the alleged discriminatory practices and adjust policy values, and other relief. At the outset of discovery, Metropolitan Life moved for summary judgment on statute of limitations grounds. On June 27, 2001, the District Court denied that motion, citing, among other things, ongoing discovery on relevant subjects. The ruling does not prevent Metropolitan Life from continuing to pursue a statute of limitations defense. Plaintiffs have moved for certification of a class consisting of all non-Caucasian policyholders purportedly harmed by the practices alleged in the complaint. Metropolitan Life has opposed the class certification motion. Metropolitan Life has been involved in settlement discussions to resolve the regulatory examinations and the actions pending in the United States District Court for the Southern District of New York. In that connection, Metropolitan Life has recorded a $250 million pre-tax charge in the fourth quarter of 2001 as probable and estimable costs associated with the anticipated resolution of these matters.

   In the fall of 2001, 12 lawsuits were filed against Metropolitan Life on behalf of approximately 109 non-Caucasian plaintiffs in their individual capacities in state court in Tennessee. The complaints allege under state common law theories that Metropolitan Life discriminated against non-Caucasians in the sale, formation and administration of life insurance policies. The plaintiffs have stipulated that they do not seek and will not accept more than $74,000 per person if they prevail on their claims. Early in 2002, two individual actions were filed against Metropolitan Life in federal court in Alabama alleging both federal and state law claims of racial discrimination in connection with the sale of life insurance policies issued. Metropolitan Life is contesting vigorously plaintiffs' claims in the Tennessee and Alabama actions.

  Other

   In March 2001, a putative class action was filed against Metropolitan Life in the United States District Court for the Southern District of New York alleging gender discrimination and retaliation in the MetLife Financial Services unit of the Individual segment. The plaintiffs seek unspecified compensatory damages, punitive damages, a declaration that the alleged practices are discriminatory and illegal, injunctive relief requiring Metropolitan Life to discontinue the alleged discriminatory practices, an order restoring class members to their rightful positions (or appropriate compensation in lieu thereof), and other relief. Metropolitan Life is vigorously defending itself against these allegations.

   A lawsuit has been filed against Metropolitan Life in Ontario, Canada by Clarica Life Insurance Company regarding the sale of the majority of Metropolitan Life's Canadian operation to Clarica in 1998. Clarica alleges that Metropolitan Life breached certain representations and warranties contained in the sale agreement, that Metropolitan Life made misrepresentations upon which Clarica relied during the negotiations and that Metropolitan Life was negligent in the performance of certain of its obligations and duties under the sale agreement. Metropolitan Life is vigorously defending itself against this lawsuit.

   General American has received and responded to subpoenas for documents and other information from the office of the U.S. Attorney for the Eastern District of Missouri with respect to certain administrative services provided by its former Medicare Unit during the period January 1, 1988 through December 31, 1998, which services ended and which unit was disbanded prior to Metropolitan Life's acquisition of General American. The subpoenas were issued as part of the Government's criminal investigation alleging that General American's former Medicare Unit engaged in improper billing and claims payment practices. The Government is also conducting a civil investigation under the federal False Claims Act. General American is cooperating fully with the Government's investigations.

   Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

   The Company has recorded, in other expenses, charges of $250 million, $15 million and $499 million for the years ended December 31, 2001, 2000 and 1999, respectively. The charge in 2001 relates to race-conscious underwriting and the charges in 2000 and 1999 relate to sales practice claims. The charge in 1999 was principally related to the settlement of the multi-district litigation proceeding involving alleged improper sales practices, accruals for sales practices claims not covered by the settlement and other legal costs.

  Summary

   It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's operating results or cash flows in particular quarterly or annual periods.

  Leases

   In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                                      Gross
                                                     Rental Sublease  Rental
                                                     Income  Income  Payments
                                                     ------ -------- --------
                                                      (Dollars in millions)
   2002............................................. $  759   $11      $129
   2003.............................................    650    11       112
   2004.............................................    594    10        91
   2005.............................................    521    10        75
   2006.............................................    439    10        59
   Thereafter.......................................  1,669    16       134

  Commitments to Fund Partnership Investments

   The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $1,898 million and $1,311 million at December 31, 2001 and 2000, respectively. The Company anticipates that these amounts will be invested in the partnerships over the next three to five years.

12.  Acquisitions and Dispositions

  Dispositions

   In December 2001, the Company completed its sale of MIAC to the Holding Company. The amount received in excess of book value was recorded as a capital contribution from the Holding Company. Total assets and total liabilities

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES of MIAC at the date of sale were $6,240 million and $5,219 million, respectively. Total revenues of MIAC included in the consolidated statements of income were $391 million, $509 million and $494 million for the years ended December 31, 2001, 2000 and 1999, respectively.

   On July 2, 2001, the Company completed its sale of Conning Corporation ("Conning"), an affiliate acquired in the acquisition of GenAmerica Financial Corporation ("GenAmerica"). Conning specializes in asset management for insurance company investment portfolios and investment research. The Company received $108 million in the transaction and reported a gain of approximately $16 million, net of income taxes of $9 million, in the third quarter of 2001.

   During the fourth quarter of 2000, the Company completed the sale of its 48% ownership interest in its affiliates, Nvest, L.P. and Nvest Companies L.P. This transaction resulted in an investment gain of $663 million.

  Acquisitions

   On January 6, 2000, Metropolitan Life completed its acquisition of GenAmerica for $1.2 billion. As part of the GenAmerica acquisition, General American Life Insurance Company paid Metropolitan Life a fee of $120 million in connection with the assumption of certain funding agreements. The fee was considered part of the purchase price of GenAmerica. GenAmerica is a holding company which included General American Life Insurance Company, approximately 49% of the outstanding shares of RGA common stock and 61.0% of the outstanding shares of Conning common stock. Metropolitan Life owned 9% of the outstanding shares of RGA common stock prior to the completion of the GenAmerica acquisition. At December 31, 2001 Metropolitan Life's ownership percentage of the outstanding shares of RGA common stock was approximately 58%. On January 30, 2002, MetLife, Inc. and its affiliated companies announced their intention to purchase up to an additional $125 million of RGA's outstanding common stock, over an unspecified period of time. These purchases are intended to offset potential future dilution of the Company's holding of RGA's common stock arising from the issuance by RGA of company-obligated mandatorily redeemable securities of a subsidiary trust on December 10, 2001.

   In April 2000, Metropolitan Life acquired the outstanding shares of Conning common stock not already owned by Metropolitan Life for $73 million. The shares of Conning were subsequently sold in their entirety in July 2001.

   The Company's total revenues and net income for the year ended December 31, 1999 on both a historical and pro forma basis as if the acquisition of GenAmerica had occurred on January 1, 1999 were as follows:

                                                    Total Revenues Net Income
                                                    -------------- ----------
                                                      (Dollars in millions)
  Historical.......................................    $25,128        $617
  Pro forma (unaudited)............................    $28,973        $403

   The pro forma results include adjustments to give effect to the amortization of discounts on fixed maturities, goodwill and value of business acquired, adjustments to liabilities for future policy benefits, and certain other adjustments, together with related income tax effects. The pro forma information is not necessarily indicative of the results that would have occurred had the purchase been made on January 1, 1999 or the future results of the combined operations.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

13.  Business Realignment Initiatives

   During the fourth quarter of 2001, the Company implemented several business realignment initiatives, which resulted from a strategic review of operations and an ongoing commitment to reduce expenses. The impact of these actions on a segment basis are as follows:

                                                    For the year ended
                                                     December 31, 2001
                                                   ---------------------
                                                                Net of
                                                   Amount     Income Tax
                                                   ------     ----------
                                                   (Dollars in millions)
           Institutional..........................  $399         $267
           Individual.............................    97           61
           Auto & Home............................     3            2
                                                    ----         ----
              Total...............................  $499         $330
                                                    ====         ====

   Institutional The charges to this segment include costs associated with exiting a business, including the write-off of goodwill, severance, severance-related expenses, and facility consolidation costs. These expenses are the result of the discontinuance of certain 401(k) recordkeeping services and externally-managed guaranteed index separate accounts. These initiatives will result in the elimination of approximately 450 positions. These actions resulted in charges to policyholder benefits and claims and other expenses of $215 million and $184 million, respectively.

   Individual The charges to this segment include facility consolidation costs, severance and severance-related expenses, which predominately stem from the elimination of approximately 560 non-sales positions and 190 operations and technology positions supporting this segment. The costs were recorded in other expenses.

   Auto & Home The charges to this segment include severance and severance-related costs associated with the elimination of approximately 200 positions. The costs were recorded in other expenses.

   Although many of the underlying business initiatives were completed in 2001, a portion of the activity will continue into 2002. The liability as of December 31, 2001 was $295 million.

14.  Income Taxes

   The provision for income taxes was as follows:

                                                       Years ended
                                                      December 31 ,
                                                  ---------------------
                                                   2001     2000  1999
                                                  ----     -----  ----
                                                  (Dollars in millions)
          Current:
             Federal............................. $(22)    $(131) $608
             State and local.....................   (4)       34    24
             Foreign.............................   15         5     4
                                                   ----    -----  ----
                                                   (11)      (92)  636
                                                   ----    -----  ----
          Deferred:
             Federal.............................  814       555   (78)
             State and local.....................   32         8     2
             Foreign.............................    1         6    (2)
                                                   ----    -----  ----
                                                   847       569   (78)
                                                   ----    -----  ----
          Provision for income taxes............. $836     $ 477  $558
                                                   ====    =====  ====

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported were as follows:

                                                          Years ended
                                                         December 31,
                                                     ---------------------
                                                     2001      2000  1999
                                                     ----     -----  ----
                                                     (Dollars in millions)
        Tax provision at U.S. statutory rate........ $813     $ 499  $411
        Tax effect of:
           Tax exempt investment income.............  (82)      (52)  (39)
           Surplus tax..............................   --      (145)  125
           State and local income taxes.............   32        30    18
           Prior year taxes.........................   36       (37)  (31)
           Demutualization costs....................   --        21    56
           Payment to former Canadian policyholders.   --       114    --
           Sales of businesses......................    5        31    --
           Other, net...............................   32        16    18
                                                     ----     -----  ----
        Provision for income taxes.................. $836     $ 477  $558
                                                     ====     =====  ====

   Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                         December 31,
                                                     ---------------------
                                                        2001        2000
                                                      -------      ------
                                                     (Dollars in millions)
        Deferred income tax assets:
           Policyholder liabilities and receivables. $ 3,033      $3,034
           Net operating losses.....................     318         258
           Employee benefits........................     123         167
           Litigation related.......................     279         232
           Other....................................     438         350
                                                      -------      ------
                                                       4,191       4,041
           Less: Valuation allowance................     114          78
                                                      -------      ------
                                                       4,077       3,963
                                                      -------      ------
        Deferred income tax liabilities:
           Investments..............................   2,053       1,329
           Deferred policy acquisition costs........   2,756       2,713
           Net unrealized investment gains..........   1,037         626
           Other....................................     124          37
                                                      -------      ------
                                                       5,970       4,705
                                                      -------      ------
        Net deferred income tax liability........... $(1,893)     $ (742)
                                                      =======      ======

   Domestic net operating loss carryforwards amount to $481 million at December 31, 2001 and expire in 2021. Foreign net operating loss carryforwards amount to $401 million at December 31, 2001 and were generated in various foreign countries with expiration periods of five years to infinity.

   The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES more likely than not that the deferred income tax asset for certain foreign net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

   The Internal Revenue Service has audited the Company for the years through and including 1996. The Company is being audited for the years 1997, 1998 and 1999. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements.

15.  Reinsurance

   The Company's life insurance operations participate in reinsurance in order to limit losses, minimize exposure to large risks, and to provide additional capacity for future growth. Risks in excess of $25 million on single survivorship policies and $30 million on joint survivorship policies are 100 percent coinsured. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. In addition, the Company has exposure to catastrophes, which are an inherent risk of the property and casualty insurance business and could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

   The Company is engaged in life reinsurance whereby it indemnifies other insurance companies for all or a portion of the insurance risk underwritten by the ceding companies.

   See Note 11 for information regarding certain excess of loss reinsurance agreements providing coverage for risks associated primarily with sales practices claims.

   The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                                Years ended December 31,
                                               -------------------------
                                                2001     2000     1999
                                               -------  -------  -------
                                                 (Dollars in millions)
      Direct premiums......................... $16,257  $15,661  $13,249
      Reinsurance assumed.....................   2,786    2,858      484
      Reinsurance ceded.......................  (2,020)  (2,256)  (1,645)
                                               -------  -------  -------
      Net premiums............................ $17,023  $16,263  $12,088
                                               =======  =======  =======
         Reinsurance recoveries netted
           against policyholder benefits...... $ 1,816  $ 1,934  $ 1,626
                                               =======  =======  =======

   Reinsurance recoverables, included in premiums and other receivables, were $3,260 million and $3,304 million at December 31, 2001 and 2000, respectively, including $1,356 million and $1,359 million, respectively, relating to reinsurance of long-term guaranteed interest contracts and structured settlement lump sum contracts accounted for as a financing transaction. Reinsurance and ceded commissions payables, included in other liabilities, were $286 million and $225 million at December 31, 2001 and 2000, respectively.

   Premiums and other receivables includes reinsurance receivables due from Exeter Reassurance Company, Limited, a related party, of $644 million and $470 million at December 31, 2001 and 2000, respectively. Other policyholder funds includes reinsurance assumed from MIAC, a related party, of $778 million at December 31, 2001.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following provides an analysis of the activity in the liability for benefits relating to property and casualty and group accident and non-medical health policies and contracts:

                                                                                   Years ended December 31,
                                                                                  -------------------------
                                                                                   2001     2000     1999
                                                                                  -------  -------  -------
                                                                                    (Dollars in millions)
Balance at January 1............................................................. $ 4,185  $ 3,789  $ 3,320
   Reinsurance recoverables......................................................    (413)    (415)    (382)
                                                                                  -------  -------  -------
Net balance at January 1.........................................................   3,772    3,374    2,938
                                                                                  -------  -------  -------
Acquisition of business..........................................................      --        2      204
                                                                                  -------  -------  -------
Incurred related to:
   Current year..................................................................   4,213    3,766    3,129
   Prior years...................................................................     (34)    (111)     (16)
                                                                                  -------  -------  -------
                                                                                    4,179    3,655    3,113
                                                                                  -------  -------  -------
Paid related to:
   Current year..................................................................  (2,567)  (2,237)  (2,012)
   Prior years...................................................................  (1,239)  (1,022)    (869)
                                                                                  -------  -------  -------
                                                                                   (3,806)  (3,259)  (2,881)
                                                                                  -------  -------  -------
Net Balance at December 31.......................................................   4,145    3,772    3,374
   Add: Reinsurance recoverables.................................................     423      413      415
                                                                                  -------  -------  -------
Balance at December 31........................................................... $ 4,568  $ 4,185  $ 3,789
                                                                                  =======  =======  =======

16.  Other Expenses

    Other expenses were comprised of the following:

                                                                                    Years Ended December 31,
                                                                                   -------------------------
                                                                                    2001     2000     1999
                                                                                   -------  -------  -------
                                                                                     (Dollars in millions)
Compensation...................................................................... $ 2,447  $ 2,712  $ 2,590
Commissions.......................................................................   1,649    1,638      872
Interest and debt issue costs.....................................................     312      436      405
Amortization of policy acquisition costs (excludes amortization of $21, $(95), and
  $(46), respectively, related to realized investment losses).....................   1,434    1,472      930
Capitalization of policy acquisition costs........................................  (2,018)  (1,805)  (1,160)
Rent, net of sublease income......................................................     280      230      172
Minority interest.................................................................      57      115       55
Other.............................................................................   3,303    3,133    2,598
                                                                                   -------  -------  -------
   Total other expenses........................................................... $ 7,464  $ 7,931  $ 6,462
                                                                                   =======  =======  =======

17.  Stockholder's Equity

  Dividend Restrictions

   Under the New York Insurance Law, Metropolitan Life is permitted without prior insurance regulatory clearance to pay a stockholder dividend to the Holding Company as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life will be permitted to pay a stockholder dividend to the Holding Company in

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the distribution. Under the New York Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. The Department has established informal guidelines for such determinations. The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices. For the year ended December 31, 2001, Metropolitan Life paid the Holding Company $721 million in dividends for which prior insurance regulatory clearance was not required and $3,033 million in special dividends, as approved by the Superintendent. Of the total dividend paid, $1,894 million (retained earnings from date of demutualization through the month the dividend was paid) was charged to retained earnings and $1,860 million was charged to additional paid-in-capital. For the year ended December 31, 2000, Metropolitan Life paid to the Holding Company $762 million in dividends for which prior insurance regulatory clearance was not required. At December 31, 2001, Metropolitan Life could pay the Holding Company a dividend of $546 million without prior approval of the Superintendent.

  Stock Compensation Plans

   Under the MetLife, Inc. 2000 Stock Incentive Plan (the "Stock Incentive Plan"), awards granted may be in the form of non-qualified or incentive stock options qualifying under Section 422A of the Internal Revenue Code. Under the MetLife, Inc. 2000 Directors Stock Plan, (the "Directors Stock Plan") awards granted may be in the form of stock awards or non-qualified stock options or a combination of the foregoing to outside Directors of the Company. The aggregate number of shares of MetLife common stock that may be awarded under the Stock Incentive Plan is subject to a maximum limit of 37,823,333 shares for the duration of the plan. The Directors Stock Plan has a maximum limit of 500,000 share awards.

   All options granted have an exercise price equal to the fair market value price of MetLife's common stock on the date of grant, and an option's maximum term is ten years. Certain options under the Stock Incentive Plan become exercisable over a three-year period commencing with date of grant, while other options become exercisable three years after the date of grant. Options issued under the Directors Stock Plan are exercisable at any time after April 7, 2002.

   The Company applies APB 25 and related interpretations in accounting for its stock-based compensation plans. Accordingly, in the measurement of compensation expense, the Company utilizes the excess of market price over exercise price on the first date that both the number of shares and award price are known. For the year ended December 31, 2001, compensation expense for non-employees related to MetLife's Stock Incentive Plan and Directors Stock Plan was $1 million, which was recorded by the Company.

   Had compensation cost for the MetLife, Inc. Stock Incentive Plan and Directors Stock Plan been determined based on fair value at the grant date for awards under those plans consistent with the method of SFAS No. 123, the Company's net income for the year ended December 31, 2001 would have been reduced to a pro forma amount of $1,468 million.

   The pro forma net income is not necessarily representative of the effects on net income in future years. The pro forma net income includes the Company's ownership share of compensation costs related to RGA's incentive stock plan determined in accordance with SFAS 123.

   The fair value of each option grant is estimated on the date of the grant using the Black-Scholes options-pricing model with the following weighted average assumptions used for grants in 2001: dividend yield of 0.68%, expected price variability of 31.60%, risk-free interest rate of 5.72% and expected duration ranging from 4 to 6 years.

  Statutory Equity and Income

   Applicable insurance department regulations require that the insurance subsidiaries prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, and valuing securities on a different basis. In addition, New York State Statutory Accounting Practices do not provide for deferred income taxes. Statutory net income of Metropolitan Life, as filed with the Department, was $2,782 million, $1,027 million and $789 million for the years ended December 31, 2001, 2000 and 1999, respectively; statutory capital and surplus, as filed, was $5,358 million and $7,213 million at December 31, 2001 and 2000, respectively.

                                                                    December 31,
                                                             ---------------------
                                                                2001       2000
                                                              -------     -------
                                                             (Dollars in millions)
Statutory capital and surplus of insurance subsidiaries..... $ 5,358     $ 7,213
GAAP adjustments for:
   Future policy benefits and policyholder account balances.  (3,909)     (4,012)
   Deferred policy acquisition costs........................  10,169      10,061
   Deferred income taxes....................................  (1,800)       (381)
   Valuation of investments.................................   2,821       1,038
   Statutory asset valuation reserves.......................   3,870       3,347
   Statutory interest maintenance reserves..................     392         547
   Surplus notes............................................  (1,655)     (1,650)
   Other, net...............................................    (802)       (147)
                                                              -------     -------
Stockholder's Equity........................................ $14,444     $16,016
                                                              =======     =======

                                                                      Years ended December 31,
                                                                      -----------------------
                                                                        2001     2000   1999
                                                                      -------   ------  -----
                                                                       (Dollars in millions)
Net change in statutory capital and surplus of insurance subsidiaries $(1,855)  $ (417) $ 242
GAAP adjustments for:
   Future policy benefits and policyholder account balances..........     899      152    556
   Deferred policy acquisition costs.................................     549      320    379
   Deferred income taxes.............................................    (848)    (614)   154
   Valuation of investments..........................................     149    1,339    473
   Statutory asset valuation reserves................................     551       88   (226)
   Statutory interest maintenance reserves...........................    (200)    (571)  (368)
   Dividends.........................................................   3,754      762     --
   Sale of subsidiary................................................    (808)      --     --
   Other, net........................................................    (704)    (110)  (593)
                                                                      -------   ------  -----
Net income........................................................... $ 1,487   $  949  $ 617
                                                                      =======   ======  =====

   The National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles (the "Codification"), which is intended to standardize regulatory accounting and reporting to state insurance departments, and became effective January 1, 2001. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Department required adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The adoption of the Codification in accordance with NAIC guidance would have increased Metropolitan Life's statutory capital and surplus by approximately $1.5 billion. The adoption of the Codification, as modified by the Department, increased Metropolitan Life's statutory capital and surplus by approximately $84 million, as of January 1, 2001. Further modifications by state insurance departments may impact the effect of the Codification on Metropolitan Life's statutory surplus and capital.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

18.  Other Comprehensive Income (Loss)

   The following table sets forth the reclassification adjustments required for the years ended December 31, 2001, 2000 and 1999 to avoid double-counting in other comprehensive income (loss) items that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                                                                 December 31,
                                                                                           -----------------------
                                                                                            2001    2000    1999
                                                                                           ------  ------  -------
                                                                                            (Dollars in millions)
Holding gains (losses) on investments arising during the year............................. $1,284  $2,807  $(6,314)
Income tax effect of holding gains or losses..............................................   (509)   (975)   2,262
Reclassification adjustments:
   Recognized holding losses included in current year income..............................    579     989       38
   Amortization of premium and discount on investments....................................   (475)   (498)    (307)
   Recognized holding losses allocated to other policyholder amounts......................    (33)    (54)     (67)
   Income tax effect......................................................................    (28)   (152)     120
Allocation of holding (gains) losses on investments relating to other policyholder amounts   (154)   (977)   3,788
Income tax effect of allocation of holding gains or losses to other policyholder amounts..     61     340   (1,357)
Unrealized investment gain of subsidiary at date of sale..................................   (173)     --       --
Deferred income taxes on unrealized investment gains of subsidiary at date of sale........     64      --       --
                                                                                           ------  ------  -------
Net unrealized investment gains (losses)..................................................    616   1,480   (1,837)
                                                                                           ------  ------  -------
Foreign currency translation adjustments arising during the year..........................    (58)     (6)      50
Foreign currency translation of subsidiary at date of sale................................     19      --       --
                                                                                           ------  ------  -------
Foreign currency translation adjustment...................................................    (39)     (6)      50
                                                                                           ------  ------  -------
Minimum pension liability adjustment......................................................    (18)     (9)      (7)
                                                                                           ------  ------  -------
Other comprehensive income (loss)......................................................... $  559  $1,465  $(1,794)
                                                                                           ======  ======  =======

19.  Business Segment Information

   The Company provides insurance and financial services to customers in the United States, Canada, Central America, South America, Europe, South Africa, Asia and Australia. The Company's business is divided into six major segments:
Individual, Institutional, Reinsurance, Auto & Home, Asset Management and International. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements.

   Individual offers a wide variety of individual insurance and investment products, including life insurance, annuities and mutual funds. Institutional offers a broad range of group insurance and retirement and savings products and services, including group life insurance, non-medical health insurance such as short and long-term disability, long-term care, and dental insurance, and other insurance products and services. Reinsurance provides life reinsurance and international life and disability on a direct and reinsurance basis. Auto & Home provides insurance coverages, including private passenger automobile, homeowners and personal excess liability insurance. Asset Management provides a broad variety of asset management products and services to individuals and institutions. International provides life insurance, accident and health insurance, annuities and retirement and savings products to both individuals and groups, and auto and homeowners coverage to individuals.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Set forth in the tables below is certain financial information with respect to the Company's operating segments as of or for the years ended December 31, 2001, 2000 and 1999. The accounting policies of the segments are the same as those described in the summary of significant accounting policies, except for the method of capital allocation and the accounting for gains and losses from inter-company sales which are eliminated in consolidation. The Company allocates capital to each segment based upon an internal capital allocation system that allows the Company to more effectively manage its capital. The Company evaluates the performance of each operating segment based upon income or loss from operations before provision for income taxes and non-recurring items (e.g. items of unusual or infrequent nature). The Company allocates non-recurring items (primarily consisting of expenses associated with the anticipated resolution of proceedings alleging race-conscious underwriting practices, sales practices claims and claims for personal injuries caused by exposure to asbestos or asbestos-containing products and demutualization costs) to Corporate & Other.

                                                                        Auto                            Corporate
    At or for the year ended                                             &       Asset                      &
       December 31, 2001          Individual Institutional Reinsurance  Home   Management International   Other    Total
    ------------------------      ---------- ------------- ----------- ------  ---------- ------------- --------- --------
                                                                   (Dollars in millions)
Premiums.........................  $  4,559     $ 7,288      $1,680    $2,755     $ --       $  788      $   (47) $ 17,023
Universal life and investment-
  type product policy fees.......     1,245         592          --        --       --           38           (1)    1,874
Net investment income............     6,455       4,161         349       200       71          256          299    11,791
Other revenues...................       495         649          35        22      198           16          117     1,532
Net investment gains (losses)....       826         (15)        (10)      (17)      25          (16)         134       927
Policyholder benefits and claims.     5,228       8,924       1,386     2,121       --          632          (26)   18,265
Interest credited to policyholder
  account balances...............     1,850       1,012         122        --       --           51           --     3,035
Policyholder dividends...........     1,767         259          --        --       --           34           --     2,060
Other expenses...................     3,004       1,907         481       800      252          315          705     7,464
Income (loss) before provision
  for income taxes...............     1,731         573          65        39       42           50         (177)    2,323
Net income (loss)................     1,086         383          39        41       27           16         (105)    1,487
Total assets.....................   126,655      89,620       7,036     4,581      256        3,385       16,211   247,744
Deferred policy acquisition costs     8,451         509       1,052       179       --          263           17    10,471
Separate account assets..........    31,261      31,177          13        --       --          277          (14)   62,714
Policyholder liabilities.........    83,783      52,035       4,626     2,610       --        1,987          846   145,887
Separate account liabilities.....    31,261      31,177          13        --       --          277          (14)   62,714

                                                                       Auto                            Corporate
    At or for the year ended                                            &       Asset                      &
       December 31, 2000         Individual Institutional Reinsurance  Home   Management International   Other    Total
    ------------------------     ---------- ------------- ----------- ------  ---------- ------------- --------- --------
                                                                   (Dollars in millions)
Premiums........................  $  4,673     $ 6,900      $1,396    $2,636     $ --       $  660      $    (2) $ 16,263
Universal life and investment-
  type product policy fees......     1,221         547          --        --       --           53           (1)    1,820
Net investment income...........     6,475       3,959         368       194       90          254          433    11,773
Other revenues..................       650         650          29        40      760            9          121     2,259
Net investment gains (losses)...       227        (475)         (2)      (20)      --           18         (166)     (418)
Policyholder benefits and claims     5,054       8,178       1,045     2,005       --          562           91    16,935
Interest credited to
  policyholder account balances.     1,680       1,090         109        --       --           56           --     2,935
Policyholder dividends..........     1,742         124          15        --       --           32           --     1,913
Payments to former Canadian
  policyholders.................        --          --          --        --       --          327           --       327
Demutualization costs...........        --          --          --        --       --           --          230       230
Other expenses..................     3,323       1,730         506       827      784          292          469     7,931
Income (loss) before provision
  for income taxes..............     1,447         459         116        18       66         (275)        (405)    1,426
Net income (loss)...............       920         307          68        30       34         (285)        (125)      949
Total assets....................   132,433      89,725       6,386     4,511      418        5,119       15,130   253,722
Deferred policy acquisition
  costs.........................     8,610         446         910       176       --          354            1    10,497
Separate account assets.........    34,860      33,918          28        --       --        1,491          (47)   70,250
Policyholder liabilities........    84,049      49,669       4,389     2,559       --        2,435         (544)  142,557
Separate account liabilities....    34,860      33,918          28        --       --        1,491          (47)   70,250

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                         Auto                           Corporate
        For the year ended                                                &      Asset                      &
          December 31, 1999        Individual Institutional Reinsurance  Home  Management International   Other    Total
          --------------           ---------- ------------- ----------- ------ ---------- ------------- --------- -------
                                                                    (Dollars in millions)
Premiums..........................   $4,289      $5,525         $--     $1,751    $ --        $523        $  --   $12,088
Universal life and investment--
  type product policy fees........      888         502          --         --      --          43           --     1,433
Net investment income.............    5,346       3,755          --        103      80         206          326     9,816
Other revenues....................      381         609          --         21     803          12           35     1,861
Net investment (losses) gains.....      (14)        (31)         --          1      --           1          (27)      (70)
Policyholder benefits and claims..    4,625       6,712          --      1,301      --         458            4    13,100
Interest credited to policyholder
  account balances................    1,359       1,030          --         --      --          52           --     2,441
Policyholder dividends............    1,509         159          --         --      --          22           --     1,690
Demutualization costs.............       --          --          --         --      --          --          260       260
Other expenses....................    2,542       1,569          --        514     795         248          794     6,462
Income (loss) before provision for
  income taxes....................      855         890          --         61      88           5         (724)    1,175
Net income (loss).................      555         567          --         56      51          21         (633)      617

   For the year ended December 31, 2001 the Institutional, Individual, Reinsurance and Auto & Home segments include $287 million, $24 million, $9 million and $5 million, respectively, of pre-tax losses associated with the September 11, 2001 tragedies. See Note 2.

   The Institutional, Individual and Auto & Home segments include $399 million, $97 million and $3 million, respectively, in pre-tax charges associated with business realignment initiatives for the year ended December 31, 2001. See Note 13.

   For the year ended December 31, 2001, the Individual segment includes $118 million of pre-tax expenses associated with the establishment of a policyholder liability for certain group annuity policies.

   For the year ended December 31, 2001, pre-tax gross investment gains of $1,027 million, $142 million and $357 million resulting from the sale of certain real estate properties to MIAC are included in the Individual segment, the Institutional segment and Corporate & Other, respectively.

   The Individual segment included an equity ownership interest in Nvest under the equity method of accounting. Nvest was included within the Asset Management segment due to the types of products and strategies employed by the entity. The Individual segment's equity in earnings of Nvest, which is included in net investment income, was $30 million and $48 million for the years ended December 31, 2000 and 1999, respectively. The Individual segment includes $538 million (after allocating $118 million to participating contracts) of the pre-tax gross investment gain on the sale of Nvest in 2000. As part of the GenAmerica acquisition in 2000, the Company acquired General American Life Insurance Company, the results of which are included primarily in the Individual segment.

   The Reinsurance segment includes the life reinsurance business of RGA, acquired in 2000, combined with Exeter, an ancillary life reinsurance business of the Company. Exeter has been reported as a component of the Individual segment rather than as a separate segment for periods prior to January 1, 2000 due to its immateriality.

   The Auto & Home segment includes the standard personal lines property and casualty insurance operations of The St. Paul Companies which were acquired in September 1999.

   As part of the GenAmerica acquisition in 2000, the Company acquired Conning, the results of which are included in the Asset Management segment due to the types of products and strategies employed by the entity from its acquisition date to July 2001, the date of its disposition. The Company sold Conning, receiving $108 million in the transaction and reported a gain of approximately $16 million, net of income taxes of $9 million, in the third quarter of 2001.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Corporate & Other segment consists of various start-up entities and run-off entities, as well as the elimination of all intersegment amounts. In addition, the elimination of the Individual segment's ownership interest in Nvest is included for the years ended December 31, 2000 and 1999. The principal component of the intersegment amounts relates to intersegment loans, which bear interest rates commensurate with related borrowings.

   Net investment income and net investment gains and losses are based upon the actual results of each segment's specifically identifiable asset portfolio. Other costs and operating costs were allocated to each of the segments based upon: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing.

   Revenues derived from any customer did not exceed 10% of consolidated revenues. Revenues from U.S. operations were $32,065 million, $30,703 million and $24,343 million for the years ended December 31, 2001, 2000 and 1999, respectively, which represented 97% each year, of consolidated revenues.

                                    PART II

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

  (a) FINANCIAL STATEMENTS

     The following financial statements are included in Part B of this Post-Effective Amendment on Form N-4:

      Metropolitan Life Separate Account E
        Independent Auditors' Report


      Financial Statements for the Years Ended December 31, 2001 and 2000

         Statements of Assets and Liabilities
         Statements of Operations
         Statements of Changes in Net Assets
         Notes to Financial Statements

      Metropolitan Life Insurance Company
        Independent Auditors' Report


      Financial Statements for the Years Ended December 31, 2001, 2000 and 1999

         Consolidated Balance Sheets
         Consolidated Statements of Income
         Consolidated Statements of Cash Flow
         Consolidated Statements of Equity
         Notes to Consolidated Financial Statements

  (b) EXHIBITS


     (1)      --   Resolution of the Board of Directors of Metropolitan Life
                   establishing Separate Account E.(1)
     (2)      --   Not applicable.
     (3) (a)  --   Not applicable.
     (b)      --   Form of Selected Broker Agreement.(1)
     (4) (a)  --   Form of Income Annuity Contract.(4)
         (b)  --   Form of Certificate.(4)
         (c)  --   Income Payment Contracts, RSC 99-02 NY and RSC 99-01 NY.(11)
         (d)  --   Immediate Income Payment Contract, RSC 99-02-IMM MA.(11)
         (e)  --   Deferred Income Payment Contract, RSC 99-02-DEF MA.(11)
     (6)      --   Amended and Restated Charter and By-Laws of Metropolitan
                   Life.(1,5,8)
     (7)      --   Not applicable.
     (8)      --   Not applicable.
     (9)      --   Opinion and consent of counsel as to the legality of the
                   securities being registered.(5)
    (10) (a)  --   Form of Settlement Agreement.(4)
         (b)  --   Form of Uniform Qualified Assignment.(4)
         (c)  --   Form of Uniform Qualified Assignment and Release.(4)
    (11)      --   Not applicable.
    (12)      --   Not applicable.
    (13) (a)  --   Powers of Attorney.(1,2,3,4,6,7,10)
    (14)      --   Auditor's Consent.(9)


---------------
1. Filed with Post-Effective Amendment No. 19 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on February 27, 1996. As incorporated herein by reference.

2. Powers of attorney for Gerald Clark, Burton A. Dole, Jr. and Charles H. Leighton were filed with Post-Effective Amendment No. 21 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on February 28, 1997. As incorporated herein by reference.

                                              (Footnotes continued on next page)

3. Powers of Attorney for Robert H. Benmosche and Stewart G. Nagler filed with Post-Effective Amendment No. 23 to Registration Statement No.
    2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 3, 1998. As incorporated herein by reference.

4. Power of Attorney for Virginia M. Wilson filed with Pre-Effective Amendment No. 2 to Registration Statement 333-80547, 811-4001 for Metropolitan Life Separate Account E on Form N-4 on November 1, 1999. As incorporated herein by reference.

5. Filed with Post-Effective Amendment No. 1 to this Registration Statement on April 7, 2000.

6. Power of Attorney for William C. Steere, Jr. filed with Post-Effective Amendment No. 18 to Registration Statement No. 33-57320 for Metropolitan Life Separate Account UL on Form S-6 on April 23, 1999. As incorporated herein by reference.

7. Power of Attorney for John C. Danforth filed with Post-Effective Amendment No. 27 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 3, 2001. As incorporated herein by reference.


8. Filed with Registration Statement No. 333-83716/811-4001 for Metropolitan Life Separate Account E on Form N-4 on March 5, 2002. As incorporated herein by reference.



9. Filed herewith.



10.Powers of Attorney for Harry P. Kamen and Hugh B. Price filed with
   Post-Effective Amendment No. 5 to Registration Statement No. 33-47929 for Metropolitan Life Separate Account UL on Form S-6 on April 30, 1997, as incorporated herein by reference.



11.Filed with Post-Effective Amendment No. 2 to this Registration Statement on
   April 12, 2001.


   ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR.


                                                     PRINCIPAL OCCUPATION &                  POSITIONS AND OFFICES
                 NAME                                   BUSINESS ADDRESS                         WITH DEPOSITOR
                 ----                                ----------------------                  ---------------------
Robert H. Benmosche....................  Chairman of the Board, President and Chief        Chairman, President, Chief
                                         Executive Officer,                                Executive Officer and
                                         MetLife, Inc. and Metropolitan Life Insurance     Director
                                         Company,
                                         One Madison Avenue,
                                         New York, NY 10010.
Curtis H. Barnette.....................  Chairman Emeritus,                                Director
                                         Bethlehem Steel Corporation,
                                         1170 Eighth Avenue,
                                         Martin Tower 101,
                                         Bethlehem, PA 18016-7699.
Gerald Clark...........................  Vice Chairman of the Board and Chief              Vice Chairman, Chief
                                         Investment Officer,                               Investment Officer and
                                         MetLife, Inc. and Metropolitan Life Insurance     Director
                                         Company,
                                         One Madison Avenue,
                                         New York, NY 10010.
John C. Danforth.......................  Partner,                                          Director
                                         Bryan Cave LLP,
                                         One Metropolitan Square,
                                         211 North Broadway,
                                         Suite 3600,
                                         St. Louis, MO 63102.
Burton A. Dole, Jr.....................  Retired Chairman,                                 Director
                                         Nelleor Puritan Bennett,
                                         P.O. Box 208,
                                         Carlsbad, CA 92018.
James R. Houghton......................  Chairman of the Board Emeritus and Director,      Director
                                         Corning Incorporated,
                                         80 East Market Street,
                                         2nd Floor,
                                         Corning, NY 14830.

                                                     PRINCIPAL OCCUPATION &                  POSITIONS AND OFFICES
                 NAME                                   BUSINESS ADDRESS                         WITH DEPOSITOR
                 ----                                ----------------------                  ---------------------
Harry P. Kamen.........................  Retired Chairman and Chief Executive Officer,     Director
                                         Metropolitan Life Insurance Company,
                                         200 Park Avenue,
                                         Suite 5700,
                                         New York, NY 10166.
Helene L. Kaplan.......................  Of Counsel, Skadden, Arps, Slate, Meagher &       Director
                                         Flom, LLP
                                         Four Times Square,
                                         New York, NY 10036.
Catherine R. Kinney....................  Group Executive Vice President,                   Director
                                         Co-Chief Operating Officer, President and
                                         Executive Vice Chairman
                                         New York Stock Exchange, Inc.
                                         11 Wall Street, 6th Floor
                                         New York, NY 10005.
Charles M. Leighton....................  Retired Chairman of the Board and Chief           Director
                                         Executive Officer,
                                         CML Group, Inc.,
                                         51 Vaughn Hill Road,
                                         Bolton, MA 01740.
Stewart G. Nagler......................  Vice Chairman of the Board and Chief Financial    Vice Chairman, Chief
                                         Officer,                                          Financial Officer and
                                         MetLife, Inc. and Metropolitan Life Insurance     Director
                                         Company,
                                         One Madison Avenue,
                                         New York, NY 10010.
John J. Phelan, Jr. ...................  Former Chairman and Chief Executive Officer,      Director
                                         New York Stock Exchange, Inc.
                                         P.O. Box 524,
                                         Locust Valley, NY 11560.
Hugh B. Price..........................  President and Chief Executive Officer,            Director
                                         National Urban League, Inc.,
                                         120 Wall Street,
                                         7th & 8th Floors,
                                         New York, NY 10005.
William C. Steere, Jr. ................  Chairman of the Board,                            Director
                                         Pfizer Inc.,
                                         235 East 42nd Street,
                                         New York, NY 10016.


     Set forth below is a list of certain principal officers of Metropolitan Life. The principal business address of each officer of Metropolitan Life is One Madison Avenue, New York, New York 10010.


                    NAME OF OFFICER                                     POSITION WITH METROPOLITAN LIFE
                    ---------------                                     -------------------------------
Robert H. Benmosche.....................................  Chairman, Chief Executive Officer and Director
Gerald Clark............................................  Vice Chairman, Chief Investment Officer and Director
Stewart G. Nagler.......................................  Vice Chairman, Chief Financial Officer and Director
Gary A. Beller..........................................  Senior Executive Vice President and General Counsel
James H. Benson.........................................  President, Individual Business; Chairman, Chief Executive
                                                          Officer and President, New England Life Insurance Company
                                                          Chairman, President and Chief Executive Officer, GenAmerica
                                                          Financial Corporation.
C. Robert Henrikson.....................................  President, Institutional Business
Catherine A. Rein.......................................  Senior Executive Vice President; President and Chief
                                                          Executive Officer of MetLife Auto & Home
Stanley J. Talbi........................................  Senior Vice President and Chief Actuary
William J. Toppeta......................................  President, International

                    NAME OF OFFICER                                     POSITION WITH METROPOLITAN LIFE
                    ---------------                                     -------------------------------
Daniel J. Cavanaugh.....................................  Executive Vice President
Jeffrey J. Hodgman......................................  Executive Vice President
Kernan F. King..........................................  Executive Vice President
Terence I. Lennon.......................................  Executive Vice President
Lisa M. Weber...........................................  Senior Executive Vice President, Chief Administrative
                                                          Officer
Judy E. Weiss...........................................  Executive Vice President
Anthony J. Williamson...................................  Senior Vice President and Treasurer
Virginia M. Wilson......................................  Senior Vice President and Controller
Gwenn L. Carr...........................................  Vice President and Secretary


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.


     The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance
Company:

ORGANIZATIONAL STRUCTURE OF METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                            AS OF SEPTEMBER 30, 2001

     Metropolitan Life Insurance Company ("Metropolitan") is a wholly-owned subsidiary of MetLife, Inc, a publicly-traded company. The following is a list of subsidiaries of Metropolitan updated as of September 30, 2001. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of Metropolitan. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of such indented entity and, therefore, an indirect subsidiary of Metropolitan. Certain inactive subsidiaries have been omitted from the Metropolitan Organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.  Metropolitan Tower Corp. (DE)

     1.  Metropolitan Property and Casualty Insurance Company (RI)

        a.  Metropolitan Group Property and Casualty Insurance Company (RI)

            i.  Metropolitan Reinsurance Company (U.K.) Limited (United Kingdom)

        b.  Metropolitan Casualty Insurance Company (RI)

        c.  Metropolitan General Insurance Company (RI)

        d.  Metropolitan Direct Property and Casualty Insurance Company (GA)

        e.  MetLife Auto & Home Insurance Agency, Inc. (RI)

        f.   Metropolitan Lloyds, Inc. (TX)

        g.  Met P&C Managing General Agency, Inc. (TX)

        h.  Economy Fire & Casualty Company (RI)

            i.   Economy Preferred Insurance Company (RI)

            ii.  Economy Premier Assurance Company (RI)

        i. American Horizon Holdings Inc.* (DE) 39.51% of the shares of American Horizon Holdings Inc. are held by Metropolitan Property and Casualty Insurance Company

            i.   American Horizon Services, Inc. (DE)

            ii.   American Horizon Property & Casualty Insurance Company. (IL)

                (1.)  Texas American Horizon Insurance Services Agency, Inc.
(TX)

            iii.  American Horizon Insurance Company (AZ)

                (1.)  American Horizon General Agency, Inc. (FL)

            iv.  American Horizon Insurance Company of New York (NY)

     2.  Metropolitan Insurance and Annuity Company (DE)

        a.  MetLife Europe I, Inc. (DE)

        b.  MetLife Europe II, Inc. (DE)

        c.  MetLife Europe III, Inc. (DE)

        d.  MetLife Europe IV, Inc. (DE)

        e.  MetLife Europe V, Inc. (DE)

     3.  MetLife General Insurance Agency, Inc. (DE)

        a.  MetLife General Insurance Agency of Alabama, Inc. (AL)

        b.  MetLife General Insurance Agency of Kentucky, Inc. (KY)

        c.  MetLife General Insurance Agency of Mississippi, Inc. (MS)

        d.  MetLife General Insurance Agency of Texas, Inc. (TX)

        e.  MetLife General Insurance Agency of North Carolina, Inc. (NC)

        f.   MetLife General Insurance Agency of Massachusetts, Inc. (MA)

     4.  Metropolitan Asset Management Corporation (DE)

        a. MetLife Capital, Limited Partnership (DE). Partnership interests in MetLife Capital, Limited Partnership are held by Metropolitan Life Insurance Company(90%) and General Partnership by Metropolitan Asset Management Corporation (10%).

        b. MetLife Capital Credit L.P. (DE). Partnership interests in MetLife Capital Credit L.P. are held by Metropolitan Life Insurance Company (90%) and General Partnership by Metropolitan Asset Management Corporation (10%)

            i.  MetLife Capital CFLI Holdings, LLC (DE)

            ii.  MetLife Capital CFLI Leasing, LLC (DE)

        c. MetLife Financial Acceptance Corporation (DE). Metropolitan Asset Management Co. Inc. holds 100% of the voting preferred stock of MetLife Financial Acceptance Corporation. Metropolitan Property and Casualty Insurance Company holds 100% of the non voting common stock of MetLife Financial Acceptance Corporation.

        d. MetLife Investments Limited (United Kingdom). 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

        e. MetLife Investments Asia Limited (Hong Kong). One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

        f. MetLife Investments, S.A. (Argentina) 23rd Street Investment, Inc. holds one share of MetLife Investments, S.A.

     5.  SSRM Holdings, Inc. (DE)

        a. State Street Research & Management Company (DE) is the sub-investment manager for the State Street Research Aggressive Growth Portfolio, State Street Research Diversified Portfolio, State Street Research Growth Portfolio, State Street Research Income Portfolio and State Street Research Aurora Small Cap Value Portfolio of Metropolitan Series Fund, Inc.

            i.   State Street Research Investment Services, Inc. (MA)

        b.  SSR Realty Advisors, Inc. (DE)

            i. Metric Management Inc. (DE)

            ii.   Metric Property Management, Inc. (DE)

                1. Metric Realty (DE). SSR Realty Advisors, Inc. and Metric Property Management, Inc. each hold 50% of the common stock of Metric Realty.

            iii.  Metric Capital Corporation (CA)

            iv.  Metric Assignor, Inc. (CA)

            v.   SSR AV, Inc. (DE)

            vi.  SSR Development Partners LLC (DE)

     6.  Metropolitan Tower Realty Company, Inc. (DE)

     b.  MetLife Investors Group, Inc. (DE)

        b.  MetLife Investors USA Insurance Company (DE)

            b.  Security First Insurance Agency, Inc. (Massachusetts) (MA)

        c.  Security First Insurance Agency, Inc. (Nevada) (NV)

        d.  MetLife Investors Group of Ohio, Inc. (OH)

        e.  MetLife Investors Distribution Company (DE)

        f.   Met Investors Advisory Corp. (DE)

        g.  Security First Financial Agency, Inc. (TX)

     9.  Metlife CC Holding Company (DE)

     10.  VirtualFinances.com, Inc. (DE)

B.  Metropolitan Tower Life Insurance Company (DE)

C.  MetLife Security Insurance Company of Louisiana (LA)

D.  MetLife Texas Holdings, Inc. (DE)

     1.  Texas Life Insurance Company (TX)

        a.  Texas Life Agency Services, Inc. (TX)

        b.  Texas Life Agency Services of Kansas, Inc. (KS)

E.  MetLife Securities, Inc. (DE)

F.  23rd Street Investments, Inc. (DE)

     1. Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR. 23rd Street Investments, Inc. is a 1% general partner.

     2. Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

        a.  Coating Technologies International, Inc (DE).

G. Santander Met, S.A. (Spain). Shares of Santander Met, S.A. are held by Metropolitan (50%) and by an entity (50%) unaffiliated with Metropolitan.

     1.  Seguros Genesis, S.A. (Spain)

     2. Genesis Seguros Generales, Sociedad Anomina de Seguros y Reaseguros (Spain)

H.  MetLife Saengmyoung Insurance Company Ltd. (Korea).

I.   Metropolitan Life Seguros de Vida S.A. (Uruguay)

     1.  Jefferson Pilot Omega Seguros de Vida S.A (Uruguay).

J.   MetLife Holdings Luxembourg S.A. (Luxembourg)

K.  Metropolitan Life Holdings, Netherlands BV (Netherlands)

L.  MetLife International Holdings, Inc. (DE)

     1.  MetLife Insurance Company of the Philippines, Inc. (Philippines).

     2.  Natiloportem Holdings, Inc. (DE)

        a.  Servicios Adminstrativos Gen, S.A. de C.V.

        b. Metropolitan Insurance Services Limited. (United Kingdom) 50% of the shares are held by Metropolitan Tower Corp.

        c.  Metropolitan Company Limited (Isle of Man)

     3.  Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)

     4.  Metropolitan Life Seguros de Retiro, S.A.

     5.  Metropolitan Life Seguros de Vida S.A. (Argentina)

        a. Met AFJP S.A. (Argentina). Shares of Met AFJP S.A. are held by Metropolitan Life Seguros de Retiro S.A. (5%) and by Metropolitan Life Seguros de Vida S.A. (95%).

     6. MetLife India Insurance Company Private Limited (India) -- is owned 26% by MetLife International Holdings, Inc. and 74% by third parties.

M.  Metropolitan Marine Way Investments Limited (Canada)

N. P.T. MetLife Sejahtera (Indonesia) Shares of P.T. MetLife Sejahtera are held by Metropolitan (94.3%) and by an entity (5.7%) unaffiliated with Metropolitan.

O. Seguros Genesis S.A. (Mexico) Metropolitan holds 93.58%, Metropolitan Tower Corp. holds 3.23% and Metropolitan Asset Management Corporation holds 3.19%.

P.  Metropolitan Life Seguros E Previdencia Privada S.A. (Brazil)

Q.  Hyatt Legal Plans, Inc. (DE)

     1.  Hyatt Legal Plans of Florida, Inc. (FL)

R. One Madison Merchandising L.L.C. (CT) Ownership of membership interests in One Madison Merchandising L.L.C. is as follows: Metropolitan Life Insurance Company owns 99% and Metropolitan Tower Corp. owns 1%.

S.  Metropolitan Realty Management, Inc. (DE)

     1.  Edison Supply and Distribution, Inc. (DE)

     2.  Cross & Brown Company (NY)

        a.  CBNJ, Inc. (NJ)

T.  MetPark Funding, Inc. (DE)

U.  Transmountain Land & Livestock Company (MT)

V.  MetLife Trust Company, National Association. (United States)

W.  Benefit Services Corporation (GA)

X.  G.A. Holding Corporation (MA)

Y.  CRH Co., Inc. (MA)

Z.  334 Madison Euro Investments, Inc. (DE)

     1. Park Twenty Three Investments Company (United Kingdom) 1% Voting Control of Park Twenty Three Investment Company is held by St. James Fleet Investments Two Limited

        a. Convent Station Euro Investments Four Company (United Kingdom) 1% voting control of Convent Station Euro Investments Four Company (United Kingdom) is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

A.A.  L/C Development Corporation (CA)

A.B. One Madison Investments (Cayco) Limited (Cayman Islands). 1% Voting Control of One Madison Investment (Cayco) Limited is held by Convent Station Euro Investments Four Company.

A.C.  New England Portfolio Advisors, Inc. (MA)

A.D. CRB Co., Inc. (MA). (AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB Co., Inc.)

A.E. St. James Fleet Investments Two Limited (Cayman Islands). Metropolitan Life Insurance Company owns 34% of St. James Fleet Investments Two Limited.

A.F.  MetLife New England Holdings, Inc. (DE)

      1.  Fulcrum Financial Advisors, Inc. (MA)

2.  New England Life Insurance Company (MA)

         a.  New England Life Holdings, Inc. (DE)

             i.   New England Securities Corporation (MA)

                 (1)  Hereford Insurance Agency, Inc. (MA)

                 (2)  Hereford Insurance Agency of Alabama, Inc. (AL)

                 (3)  Hereford Insurance Agency of Idaho, Inc. (ID)

                 (4)  Hereford Insurance Agency of Minnesota, Inc. (MN)

                 (5)  Hereford Insurance Agency of New Mexico, Inc. (NM)

                 (6)  Hereford Insurance Agency of Wyoming, Inc. (WY)

                 (7)  Hereford Insurance Agency of Hawaii, Inc. (HI)

             ii.   N.L. Holding Corp. (DEL) (NY)

                 (1)  Nathan & Lewis Securities, Inc. (NY)

                 (2)  Nathan & Lewis Associates, Inc. (NY)

                     (a) Nathan and Lewis Insurance Agency of Massachusetts, Inc. (MA)

                     (b)  Nathan and Lewis Associates of Texas, Inc. (TX)

                 (3)  Nathan & Lewis Associates-Arizona, Inc. (AZ)

                 (4)  Nathan & Lewis of Nevada, Inc. (NV)

             iii.  MetLife Advisers, LLC (MA)

         b.  Omega Reinsurance Corporation (AZ)

         c.  New England Pension and Annuity Company (DE)

         d.  Newbury Insurance Company, Limited (Bermuda)

      3.  North Nova, Inc. (MA)

A.G.  GenAmerica Financial Corporation (MO)

      1.  General American Life Insurance Company (MO)

         a.  Paragon Life Insurance Company (MO)

         b.  Security Equity Life Insurance Company (NY)

         c.  Cova Corporation (MO)

             i.   MetLife Investors Insurance Company (MO)

                 (1)  MetLife Investors Insurance Company of California (CA)

                 (2)  First MetLife Investors Insurance Company (NY)

             ii.   Cova Life Management Company (DE)

                 (1)  Cova Investment Advisory Corporation (IL)

                 (2)  Cova Life Administration Services Company (IL)

         d.  General Life Insurance Company (TX)

         e.  Equity Intermediary Company (MO)

             i. Reinsurance Group of America, Incorporated. (MO) 9.6% of the voting shares of Reinsurance Group of America, Incorporated is held directly by Metropolitan Life Insurance Company. 48.9% is held by Equity Intermediary Company.

                 (1)  Reinsurance Company of Missouri Incorporated (MO)

                       a.  RGA Reinsurance Company (MO)

                           i.   Fairfield Management Group, Inc. (MO)

                               (1)  Reinsurance Partners, Inc. (MO)

                               (2)  Great Rivers Reinsurance Management, Inc.
(MO)

                               (3)  RGA (U.K.) Underwriting Agency Limited
(United Kingdom)

                 (2) Triad Re, Ltd. (Barbados) Reinsurance Group of America, Incorporated owns 100% of the preferred stock of Triad RE, Ltd. and 67% of the common stock.

                 (3)  RGA Americas Reinsurance Company, Ltd. (Barbados)

                 (4)  RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                       a. RGA Financial Group, L.L.C. (DE) 80% of RGA Financial Group, L.L.C. is owned by RGA Reinsurance Company (Barbados) Ltd. (Barbados). RGA Reinsurance Company owns 20% of RGA Financial Group, L.L.C.

                 (5)  RGA International Ltd. (CBCA) (Canada)

                       a.  RGA Canada Management Company, Ltd. Canada)

                           i.  RGA Life Reinsurance Company of Canada Limited
(CBCA) (Canada)

                 (6)  RGA Financial Products Limited (Canada)

                 (7)  RGA Holdings Limited (United Kingdom)

                       a.  RGA UK Services Limited (United Kingdom)

                       b.  RGA Capital Limited U.K. (United Kingdom)

                       c.  RGA Reinsurance (UK) Limited (United Kingdom)

                 (7)  RGA South African Holdings (Pty) Ltd. (South Africa)

                       a. RGA Reinsurance Company of South Africa Limited (South Africa)

                 (8)  RGA Australian Holdings Pty Limited (Australia)

                       a.  RGA Reinsurance Company of Australia Limited
(Australia)

                 (9)  General American Argentina Seguros de Vida, S.A.
(Argentina)

                 (10)  RGA Argentina, S.A. (Argentina)

                 (11)  Regal Atlantic Company (Bermuda) Ltd. (Bermuda)

                 (12) Malaysia Life Reinsurance Group Berhad. (Malaysia) Reinsurance Group of America, Incorporated owns 30% of Malaysia Life Reinsurance Group Berhad.

                 (13)  RGA Sigma Reinsurance SPC (Cayman Islands)

                 (14)  RGA International Co. (Nova Scotia))

                       (a)  RGA Financial Products Limited (Canada)

         f.    GenAm Holding Company (DE)

              i.   Krisman, Inc. (MO)

           ii. Genelco de Mexico S.A. de C.V. (Mexico) 99% of the shares of Genelco de Mexico S.A. de C.V. are held by Krisman, Inc. and 1% is held by General American Life Insurance Company.

           iii.  White Oak Royalty Company (OK)

           iv.  GM Marketing Incorporated (MO)

        g.  John S. McSwaney & Associates, Inc. (ND)

     2.  Collaborative Strategies, Inc. (MO)

     3.  Missouri Reinsurance (Barbados) Inc. (Barbados)

     4.  GenAmerica Capital I (DE)

     5. GenAmerica Management Corporation (MO) 22.5% of the voting shares of the GenAmerica Management Corporation are owned by General American Life Insurance Company and 10% of the voting shares of the GenAmerica Management Corporation are owned by A.G. Edwards. 67% of the common stock is owned by GenAmerica Financial Corporation.

     6.  Walnut Street Securities, Inc. (MO)

a.  WSS Insurance Agency of Alabama, Inc. (AL)

b.  WSS Insurance Agency of Massachusetts, Inc. (MA)

        c.  WSS Insurance Agency of Nevada, Inc. (NV)

        d.  WSS Insurance Agency of Ohio, Inc. (OH)

        e.  WSS Insurance Agency of Texas, Inc. (TX)

        f.   Walnut Street Advisers, Inc. (MO)

     7.  General American Distributors, Inc. (MO)

A.H. Metropolitan Life Ubezpieczen na Zycie S.A. (Poland)

A.I. MetLife Central European Services Spolka z Organiczona odpowiedzialmoscia (Poland)

A.J. MetLife (India) Private Ltd. (India)

A.K. Tossle Company (Cayman Islands)

       The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

     In addition to the entities shown on the organizational chart, Metropolitan (or where indicated, a subsidiary) also owns interests in the following entities:

     1) Metropolitan Structures is a general partnership in which Metropolitan owns a 50% interest.

     2) Metropolitan owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

     3) Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Prop-erty and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

     4) Metropolitan directly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), an indirect wholly owned subsidiary of Metropolitan.

     5) 100% of the capital stock of Hereford Insurance Agency of Oklahoma, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

     6) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

     7) New England Securities Corporation owns 100% of the non-voting preferred stock of Hereford Insurance Agency of Ohio, Inc., an insurance agency. 100% of the voting common stock of this company is held by an officer who has agreed to vote such shares at the direction of New England Securities Corporation, an indirect wholly owned subsidiary of Metropolitan.

     8) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan serves as the general partner of the limited partnerships and Metropolitan directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following: Coating Technologies International, Inc.

NOTE: THE METROPOLITAN LIFE ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METROPOLITAN LIFE AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 27.  NUMBER OF CONTRACTS SOLD



     As of February 28, 2002: 93


ITEM 28.  INDEMNIFICATION.

    UNDERTAKING PURSUANT TO RULE 484(b)(1) UNDER THE SECURITIES ACT OF 1933

     Metropolitan Life Insurance Company has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. Metropolitan Life Insurance Company maintains a directors' and officers' liability policy with a maximum coverage of $300 million. A provision in Metropolitan Life Insurance Company's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan Life Insurance Company.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan Life Insurance Company pursuant to the foregoing provisions, or otherwise, Metropolitan has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person or Metropolitan in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan Life will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS.

     (a) The principal underwriter of the registrant is Metropolitan Life Insurance Company. Metropolitan Life Insurance Company acts in the following capacities with respect to the following investment companies:

Metropolitan Tower Life Separate Account One (principal underwriter) Metropolitan Tower Life Separate Account Two (principal underwriter) Metropolitan Life Separate Account UL (principal underwriter)
Metropolitan Series Fund, Inc. (principal underwriter and sub-investment adviser)
The New England Variable Annuity (depositor)
New England Variable Annuity Fund I (depositor)

     (b) See response to Item 25 above.

     (c)


                     (1)                                            (2)
        NAME OF PRINCIPAL UNDERWRITER
----------------------------------------------   NET UNDERWRITING DISCOUNTS AND COMMISSIONS
                                               ----------------------------------------------
     Metropolitan Life Insurance Company                            N/A

                     (3)                                            (4)
 COMPENSATION ON REDEMPTION OR ANNUITIZATION
----------------------------------------------             BROKERAGE COMMISSIONS
                                               ----------------------------------------------
                     N/A                                             0

                     (5)
                 COMPENSATION
----------------------------------------------
                  $95,813.75
          (Separate Account Charge)


ITEM 30.  LOCATION OF ACCOUNT AND RECORDS.

Metropolitan Life Insurance Company
One Madison Avenue
New York, N.Y. 10010

ITEM 31.  MANAGEMENT SERVICES.

Not Applicable

ITEM 32.  UNDERTAKINGS.

     (a) The undersigned registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the financial statements in this registration statement are not more than 16 months old for as long as payments under these variable annuity contracts may be accepted.

     (b) The undersigned registrant hereby undertakes to include a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

     (c) The undersigned registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

     (d) The undersigned registrant represents that it is relying on the exemptions from certain provisions of Sections 22(e) and 27 of the Investment Company Act of 1940 provided by Rule 6c-7 under the Act. The registrant further represents that the provisions of paragraph (a)-(d) of Rule 6c-7 have been complied with.

     (e) Metropolitan Life Insurance Company represents that the fees and charges deducted under the Income Annuity described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the Income Annuity.

                                   SIGNATURES


     AS REQUIRED BY THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS THE REQUIREMENTS OF SECURITIES ACT RULE 485(b) FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT AND HAS CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF, IN THE CITY OF NEW YORK, AND STATE OF NEW YORK ON THIS 15TH DAY OF APRIL, 2002.

                                         METROPOLITAN LIFE SEPARATE ACCOUNT E
                                                     (Registrant)

                                        by: METROPOLITAN LIFE INSURANCE COMPANY
                                                      (Depositor)

                                       by:
                                         ---------------------------------------
                                                    (Gary A. Beller)
                                             Senior Executive Vice-President
                                                   and General Counsel

                                          METROPOLITAN LIFE INSURANCE COMPANY
                                                      (Depositor)

                                       by:
                                         ---------------------------------------
                                                    (Gary A. Beller)
                                             Senior Executive Vice-President
                                                   and General Counsel

                                   SIGNATURES

     AS REQUIRED BY THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


                      SIGNATURE                                       TITLE                      DATE
                      ---------                                       -----                      ----

                          *                              Chairman, President, Chief
-----------------------------------------------------    Executive Officer and Director
                 Robert H. Benmosche

                          *                              Vice Chairman, Chief Investment
-----------------------------------------------------    Officer and Director
                    Gerald Clark

                          *                              Vice Chairman, Chief Financial
-----------------------------------------------------    Officer (Principal Financial
                  Stewart G. Nagler                      Officer) and Director

                          *                              Senior Vice-President and
-----------------------------------------------------    Controller
                 Virginia M. Wilson

                          *                              Director
-----------------------------------------------------
                 Curtis H. Barnette

                                                         Director
-----------------------------------------------------
                  John C. Danforth

                          *                              Director
-----------------------------------------------------
                 Burton A. Dole, Jr.

                          *                              Director
-----------------------------------------------------
                  James R. Houghton

                          *                              Director
-----------------------------------------------------
                   Harry P. Kamen

                          *                              Director
-----------------------------------------------------
                  Helene L. Kaplan

                                                         Director
-----------------------------------------------------
                 Catherine R. Kinney

                          *                              Director
-----------------------------------------------------
                 Charles M. Leighton

                          *                              Director
-----------------------------------------------------
                 John J. Phelan, Jr.

                          *                              Director
-----------------------------------------------------
                    Hugh B. Price

                          *                              Director
-----------------------------------------------------
               William C. Steere, Jr.

*By:                                                                                        April 15, 2002
-----------------------------------------------------
     Christopher P. Nicholas, Esq.
     Attorney-in-Fact

                    APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

     Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from the EDGAR filing due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

INTRODUCTION

     The prospectus included in the Form N-4 for Metropolitan Life Separate Account E includes illustrations using various characters from the PEANUTS(Registered) gang which are copyrighted by United Feature Syndicate, Inc. There is a list and description of characters followed by a list of illustrations and their page location in the prospectus.

CHARACTERS

Snoopy -- A Beagle dog

Charlie Brown -- A little boy with zigzag pattern on shirt

Woodstock -- A small bird

Lucy -- A little brunette girl

Linus -- A younger little boy with stripped shirt (Lucy's brother)

Marcie -- A little brunette girl with glasses

Franklin -- A curly haired little boy

Pigpen -- A little boy with dust cloud and smudged face

Peppermint Patty -- An athletic girl with freckles, page boy haircut and sandals

Sally -- A little blond girl with curls on top (Charlie Brown's sister)

                                      PAGE
                                      ----
 1.  Snoopy as MetLife
     Representative with
     briefcase straightening bow
     tie.........................  First page
 2.  Charlie Brown on step ladder
     looking at fold out map.....  Page 3      Table of Contents
 3.  Snoopy in suit with
     pointer.....................  Page 4      Important Terms You
                                               Should Know
 4.  Lucy reviewing ticker tape
     coming from machine.........  Page 7      Annuity Unit Values
 4.  Snoopy as MetLife
     Representative listening to
     crowd of Woodstocks.........  Page 8      MetLife


                                      PAGE
                                      ----
 5.  Corporate Snoopy with
     pointer with graph at
     meeting.....................  Page 8      Settling Your Claim
 6.  Snoopy and Woodstock
     balanced on seesaw..........  Page 9      The Income Annuity
 7.  Snoopy reading menu at
     restaurant table............  Page 10     Your Investment Choices
 8.  Snoopy as WWI flying ace
     dispatching Woodstocks with
     checks......................  Page 12     Allocation of Purchase
                                               Payment
 9.  Marcie at desk with adding
     machine reviewing tape of
     calculations................  Page 15     AIR
10.  Lucy with magnifying glass
     studying a piece of paper...  Page 15     Premium and Other Taxes
11.  Woodstock writing out a
     check.......................  Page 16     Purchase Payments
12.  Charlie Brown receiving
     letter at mail box..........  Page 17     Receiving Income
                                               Payments and
                                               Information
13.  "Colonial" Snoopy as town
     crier.......................  Page 17     Advertising Performance
14.  Snoopy as MetLife
     Representative shaking paw/
     wing with Woodstock.........  Page 20     Who Sells the Income
                                               Annuity
15.  Lucy sitting down reading
     Tax Code....................  Page 20     Federal Tax Treatment
16.  Snoopy crouching down on his
     knees, signing a form.......  Page 21     A defendant may assign
                                               its obligation to make
                                               Income Payments to you
17.  Franklin, Snoopy, Charlie
     Brown, Lucy, Pigpen, Linus
     and Peppermint Patty........  Page 24     Table of Contents for
                                               the Statement of
                                               Additional Information
18.  Lucy in her advice box with
     "TAXES -- The Expert is in"
     printed on it advising
     Peppermint Patty and
     Sally.......................  Page 25     Premium Tax Table